UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Extreme Networks, Inc.

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September 22, 2021

 Dear Stockholder:

 You are cordially invited to attend the 2021 Annual Meeting of Stockholders of Extreme Networks, Inc. to be held on Thursday, November 4, 2021 at 8:00 am Eastern Time.  This year’s Annual Meeting of Stockholders will be a virtual, live audio meeting of stockholders.  All references herein to our “Annual Meeting of Stockholders” or “Annual Meeting” refers to our virtual Annual Meeting of Stockholders.

 Details of business to be conducted at the Annual Meeting are described in the Notice of Annual Meeting of Stockholders and Proxy Statement. Accompanying this Proxy Statement is the Company’s 2021 Annual Report to Stockholders.

 We are pleased to take advantage of Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet. We believe these rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery and, more importantly, reducing the environmental impact of the Annual Meeting. On or about September 22, 2021, you were provided with a Notice of Internet Availability of Proxy Materials (“Notice”) and provided access to our proxy materials over the Internet. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.

 Whether or not you plan to attend our Annual Meeting, you can ensure that your shares are represented at the meeting by promptly voting and submitting your proxy by telephone, by Internet or, if you have received a paper copy of your proxy materials by mail, by completing, signing, dating and returning your proxy card in the envelope provided.

 If you have any further questions concerning the Annual Meeting or any of the proposals, please contact Stan Kovler, our Vice President of Corporate Strategy and Investor Relations, at (919) 595-4196. We look forward to your attendance at the Annual Meeting.

Yours Truly,

Edward B. Meyercord
President and Chief Executive Officer

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting of Stockholders, we urge you to vote and submit your proxy by telephone, the Internet or by mail to ensure the presence of a quorum. If you attend the meeting and do not hold your shares through an account with a brokerage firm, bank or other nominee, you will have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares and revoke your vote, if necessary.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

 To Be Held November 4, 2021

 TO THE STOCKHOLDERS:

Notice is hereby given that the 2021 Annual Meeting of Stockholders of Extreme Networks, Inc. will be held on Thursday, November 4, 2021 at 8:00 a.m. Eastern Time. This year’s Annual Meeting of Stockholders will be a virtual, live audio meeting of stockholders.  In order to participate online you must register before the meeting at www.proxyvote.com, or during the meeting at http://www.virtualshareholdermeeting.com/EXTR2021, with the 16-digit code printed in the box marked by the arrow on your proxy materials and follow the on-screen instructions. Once registered, you will be able to attend the meeting online where you will be able to listen to the meeting live and vote.

1.	Elect seven directors to the Board of Directors for a one-year term;
2.	Hold an advisory vote to approve our named executive officers’ compensation;
3.	Ratify the appointment of Grant Thornton LLP as our independent auditors for our fiscal year ending June 30, 2022;
4.	Approve our Amended and Restated Tax Benefit Preservation Plan;
5.	Approve of an amendment and restatement of our 2014 Employee Stock Purchase Plan;
6.	Approve of an amendment and restatement of our Equity Incentive Plan to, among other things, add 7,900,000 shares of our common stock to those reserved for issuance under the plan;
7.	Hold a vote on a stockholder proposal regarding simple majority voting, if properly presented at the 2021 Annual Meeting; and
8.	Transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Our Board of Directors recommends a vote “FOR” each of the nominees in Item 1, “FOR” Items 2, 3, 4, 5, and 6 and “AGAINST” Item 7. Stockholders of record at the close of business on September 13, 2021 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement thereof. Commencing ten days prior to the meeting, a complete list of stockholders entitled to attend and vote at the meeting will be available for review by any stockholder during normal business hours at our offices located at 2121 RDU Center Drive, Suite 300, Morrisville, North Carolina 27560.

BY ORDER OF THE BOARD OF DIRECTORS,

Katayoun (“Katy”) Motiey Chief Administrative and Sustainability Officer and Corporate Secretary

Morrisville, North Carolina

September 22, 2021

YOUR VOTE IS IMPORTANT: Please vote your shares via telephone or the Internet, as described in the accompanying materials, to assure that your shares are represented at the meeting, or, if you received a paper copy of the proxy card by mail, you may mark, sign and date the proxy card and return it in the enclosed postage-paid envelope. If you attend the meeting, you may choose to vote online at the virtual meeting even if you have previously voted your shares.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 4, 2021: This Proxy Statement and the financial and other information concerning Extreme Networks contained in our Annual Report to Stockholders for the fiscal year ended June 30, 2021 are available on the Internet and may be viewed at www.proxyvote.com, where you may also cast your vote.

2021 PROXY STATEMENTi

2021 PROXY STATEMENTii

2021 PROXY STATEMENTiii

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

Our Board of Directors, or our Board, is soliciting your proxy for the 2021 Annual Meeting of Stockholders to be held on Thursday November 4, 2021, or at any postponements or adjournments of the meeting, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and related materials are first being made available to stockholders on or about September 22, 2021. References in this proxy statement to the “Company,” “we,” “our,” “us” and “Extreme Networks” are to Extreme Networks, Inc., and references to the “Annual Meeting” are to the 2021 Annual Meeting of Stockholders. When we refer to the Company’s fiscal year, we mean the annual period ending on June 30. This proxy statement covers our 2021 fiscal year, which was from July 1, 2020 through June 30, 2021 (“fiscal 2021”).

Who May Vote, Record Date, Admission to Meeting

Only holders of record of the Company’s common stock at the close of business on September 13, 2021 (the “Record Date”) will be entitled to notice of, and to vote at, the meeting and any adjournment thereof. As of the Record Date, 129,709,947 shares of common stock were outstanding and entitled to vote. You are entitled to one vote for each share you hold.

You are entitled to attend the Annual Meeting if you were a stockholder of record or a beneficial owner of our common stock as of the Record Date, or if you hold a valid legal proxy for the Annual Meeting. To request a legal proxy, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions.

If your shares are registered in the name of a broker, bank or other nominee, you may be asked to provide proof of beneficial ownership as of the Record Date, such as a brokerage account statement or voting instruction form provided by your record holder, or other similar evidence of ownership, as well as picture identification, for admission. If you wish to be able to vote in person (virtually) at the Annual Meeting, you must obtain a legal proxy from your broker, bank or other nominee and present it to the inspector of elections together with your ballot at the Annual Meeting. You may vote online at the 2020 Annual Meeting by attending the 2020 Annual Meeting online. To attend the 2020 Annual Meeting online, you must register before the meeting at www.proxyvote.com, or during the meeting at http://www.virtualshareholdermeeting.com/EXTR2021, with the 16-digit code printed in the box marked by the arrow on your proxy materials and follow the on-screen instructions. You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card.

Broker Non-Votes

A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but cannot vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to such shares, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of selection of auditors. Non-routine matters include the election of directors and amendments to or the adoption of stock plans.

Quorum

Our bylaws provide that a majority of the shares of our common stock issued and outstanding and entitled to vote at the meeting as of the Record Date must be represented at the meeting, either in person (virtually) or by proxy, to constitute a quorum for the transaction of business at the meeting, except to the extent that the presence of a larger number may be required by law. Your shares will be counted towards the quorum only if you submit a valid proxy, if your broker, banker or other nominee submits a proxy on your behalf, or if you vote in person (virtually) at the virtual meeting. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum.

“Notice and Access” Model

The SEC’s proxy rules set forth how companies must provide proxy materials. These rules are often referred to as “notice and access.” Under the notice and access model, a company may select either of the following options for making proxy materials available to stockholders: (i) the full set delivery option; or (ii) the notice only option. A company may use a single method for all its stockholders or use the full set delivery option for some stockholders and the notice only option for others.

Under the full set delivery option, a company delivers all proxy materials to its stockholders by mail or, if a stockholder has previously agreed, electronically. In addition to delivering proxy materials to stockholders, the company must post all proxy materials on a publicly accessible web site (other than the SEC’s web site) and provide information to stockholders about how to access that web site and the hosted materials. Under the notice only option, instead of delivering its proxy materials to stockholders, the company delivers a “Notice of Internet Availability of Proxy Materials” that outlines (i) information regarding the date and time of the meeting of stockholders, as well as the items to be considered at the meeting; (ii) information regarding the web site where the proxy materials are posted; and (iii) various means by which a stockholder can request printed or emailed copies of the proxy materials.

In connection with our 2021 Annual Meeting, we have elected to use the notice only option. Accordingly, you should have received a notice by mail, unless you requested a full set of materials from prior mailings, instructing you how to access proxy materials at www.proxyvote.com and providing you with a control number you can use to vote your shares. You may request that the Company also deliver to you printed or emailed copies of the proxy materials.

All shares represented by a valid proxy, timely submitted to the Company, will be voted. Where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. If your shares are registered under your own name, you may revoke your proxy at any time before the Annual Meeting by (i) delivering to the Corporate Secretary at the Company’s headquarters either a written instrument revoking the proxy or a duly executed proxy with a later date, or (ii) attending the Annual Meeting and voting online. If you hold shares in street name, through a broker, bank or other nominee, you must contact the broker, bank or other nominee to revoke your proxy.

Vote Required to Adopt Proposals

The holder of each share of the Company’s common stock outstanding on the Record Date is entitled to one vote on each of the director nominees and one vote on each other matter. The director nominees who receive the highest number of “For” votes will be elected as directors. The advisory vote to approve our named officers’ compensation, the ratification of the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ending June 30, 2022, the approval of the amendment and restatement of our 2014 Employee Stock Purchase Plan, the approval of the amendment and restatement of our 2013 Equity Incentive Plan, or the stockholder proposal regarding simple majority voting, if properly presented, shall be determined by a majority of the votes cast affirmatively or negatively on the matter.  The approval of our Amended and Restated Tax Benefit Preservation Plan shall be determined by the affirmative vote of the holders of a majority of the voting power of our outstanding shares that are present or represented by proxy and entitled to vote on the matter.

Effect of Abstentions and Broker Non-Votes

Votes withheld from any nominee, abstentions and “broker non-votes” (i.e., where a broker has not received voting instructions from the beneficial owner and for which the broker does not have discretionary power to vote on a particular matter) are counted as present for purposes of determining the presence of a quorum. Shares voting “withheld” have no effect on the election of directors. Abstentions have no effect on the advisory vote to approve our named executive officers’ compensation, the ratification of the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ending June 30, 2022, the approval of the amendment and restatement of our 2014 Employee Stock Purchase Plan, the approval of the amendment and restatement of our 2013 Equity Incentive Plan, or the stockholder proposal regarding simple majority voting, if properly presented.  Abstentions will have the same effect as votes against the approval of our Amended and Restated Tax Benefit Preservation Plan.

If you are a beneficial owner and hold your shares in “street name,” it is critical that you cast your vote if you want it to count in the election of directors and with respect to the other proposals included in this proxy. The rules governing brokers, banks and other nominees who are voting with respect to shares held in street name provide such nominees the discretion to vote on routine matters, but not on non-routine matters. Routine matters to be addressed at the Annual Meeting include the ratification of auditors.

Non-routine matters include the election of directors, the advisory vote to approve our named executive officers’ compensation, the ratification of our Amended and Restated Tax Benefit Preservation Plan, the approval of the amendment and restatement of our 2014 Employee Stock Purchase Plan, the approval of the amendment and restatement of our 2013 Equity Incentive Plan, and the stockholder proposal regarding simple majority voting, if properly presented. Banks and brokers may not vote on these non-routine matters if you do not provide specific voting instructions. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.

Voting Instructions

If you complete and submit your proxy card or the voting instruction card provided by your broker, bank or other nominee, the persons named as proxies will follow your instructions. If you do not direct how to vote on a proposal, the persons named as proxies will vote as the Board recommends on that proposal. Depending on how you hold your shares, you may vote in one of the following ways:

Stockholders of Record - You may vote by proxy, over the Internet or by telephone. Please follow the instructions provided in the Notice of Internet Availability of Proxy Materials or on the proxy card you received. You may also vote online at the Annual Meeting by attending the Annual Meeting online. To attend the Annual Meeting online, you must register online at www.proxyvote.com, or during the meeting at http://www.virtualshareholdermeeting.com/EXTR2021, with the 16-digit code printed in the box marked by the arrow on your proxy materials and follow the on-screen instructions.

Beneficial Stockholders - Your broker, bank or other nominee will provide you with a voting instruction card for your use in instructing it how to vote your shares. Since you are not the stockholder of record, you may not vote your shares online at the virtual Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other nominee, or by requesting one on www.proxyvote.com.

Votes submitted by telephone or via the Internet must be received by 11:59 p.m., Eastern Time, on November 3, 2021. Submitting your proxy by telephone or via the Internet will not affect your right to vote in person should you decide to attend the Annual Meeting.

If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the polls close by returning a later-dated proxy card, by voting again by Internet or telephone as more fully detailed on your proxy card, or by delivering written instructions to the Corporate Secretary at the Company’s headquarters before the Annual Meeting. Attendance at the virtual Annual Meeting will not cause your previously voted proxy to be revoked unless you specifically request revocation or vote online at the virtual Annual Meeting. If your shares are held by a broker, bank or other nominee, you may change your vote by submitting new voting instructions to your broker, bank or other nominee in accordance with the nominees directions, or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting online.

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted as follows:

•	“FOR” the election of each nominee for director;
•	“FOR” the approval of our named executive officers’ compensation;
•	“FOR” the ratification of the appointment of Grant Thornton LLP as our independent auditors for our fiscal year ending June 30, 2022;
•	“FOR” the approval of our Amended and Restated Tax Benefit Preservation Plan;
•	“FOR” the approval of the amendment and restatement of our 2014 Employee Stock Purchase Plan;
•	“FOR” the approval of the amendment and restatement of our 2013 Equity Incentive Plan; and
•	“AGAINST” the stockholder proposal regarding simple majority voting

If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares in his or her discretion.

Solicitation of Proxies

We will bear the entire cost of soliciting proxies. In addition to soliciting stockholders by mail, we will request banks, brokers and other intermediaries holding shares of our common stock beneficially owned by others to obtain proxies from the beneficial owners and will reimburse them for their reasonable expenses in so doing. We may use the services of our officers, directors and other employees to solicit proxies, personally or by telephone, without additional compensation. The Company has engaged Okapi Partners to assist in the solicitation of proxies and provide related advice, informational support, and outreach for a services fee and the reimbursement of customary disbursements that are not expected to exceed $26,000 in the aggregate.

Voting Results

We will announce preliminary voting results at the Annual Meeting. We will report final results in a Current Report on Form 8-K filed with the SEC within four business days of the Annual Meeting.

PROPOSAL ONE:

ELECTION OF DIRECTORS

The terms of our current directors expire upon the election and qualification of the directors to be elected at the 2021 Annual Meeting. The Board has nominated seven persons for election at the Annual Meeting to serve until the 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Our Board’s nominees for election at the 2021 Annual Meeting are Edward B. Meyercord, Ingrid J. Burton, Charles P. Carinalli, Kathleen M. Holmgren, Raj Khanna, Edward H. Kennedy, and John C. Shoemaker, all of whom are presently directors of Extreme Networks.

Please see below under the heading “Board of Directors” for information concerning the nominees. If elected, each nominee will serve as a director until the Annual Meeting of stockholders in 2022 and until his or her successor is elected and qualified, or until his or her earlier resignation or removal.

Each nominee has indicated to us that he or she will serve if elected. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable or who will decline to serve as a director. However, if a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for a substitute nominee designated by the Nominating, Governance and Social Responsibility Committee or our Board.

Vote Required and Board of Directors’ Recommendation

The persons receiving the highest number of votes represented by outstanding shares of common stock present or represented by proxy and entitled to vote at the 2021 Annual Meeting will be elected to the Board, provided a quorum is present. Votes “For”, votes to “Withhold” authority, and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum, but votes “withheld” and broker non-votes will have no effect on the outcome of the election. If you sign and return a proxy card without giving specific voting instructions as to the election of any director, your shares will be voted in favor of the nominees recommended by our Board.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES NAMED ABOVE.

BOARD OF DIRECTORS

The following table provides biographical information for each nominee to our Board of Directors.

Name	Age	Director Since
John C. Shoemaker, Director and Chair of the Board	78	2007
Edward B. Meyercord, Director, President, and Chief Executive Officer	56	2009
Ingrid J. Burton, Director	59	2019
Charles P. Carinalli, Director	73	1996
Kathleen M. Holmgren, Director	63	2015
Edward H. Kennedy, Director	66	2011
Raj Khanna, Director	75	2014

There are no family relationships among any of our directors or executive officers.

The biography of each of our director nominees below contains information regarding the person’s service as a director, business experience, other director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, and the experiences, qualifications, attributes or skills that caused the Nominating, Corporate Governance and Social Responsibility Committee and our Board to determine that the person should serve as a director.

Nominees For Election At 2021 Annual Meeting

EDWARD B. MEYERCORD - Mr. Meyercord has served as our Chief Executive Officer and President and as a member of our board since April 2015. Mr. Meyercord joined our Board of Directors as an independent director in October 2009 and served as Chair from March 2011 until August 2015. Prior to assuming his operating role at Extreme Networks in April 2015, Mr. Meyercord was Chief Executive Officer and Director at Critical Alert Systems, LLC, a privately held software-driven, healthcare information technology company that he co-founded in July 2010. Prior to that, Mr. Meyercord served as Chief Executive Officer, President and Director of Cavalier Telephone, LLC, a privately held voice, video and data services company from 2006 to 2009. He served as Chief Executive Officer, President and Director of Talk America Holdings, Inc., a publicly traded company that provided phone and internet services to consumers and small businesses throughout the United States. Earlier in his career, Mr. Meyercord served as a Vice President in the investment banking division of Salomon Brothers Inc. (now part of Citigroup, Inc.), a Wall Street investment bank from 1993 to 1996. From August 2009 to May 2011, he also served on the board of Tollgrade Communications, Inc., a then-publicly traded telecommunications company. Mr. Meyercord holds a Bachelor of Arts degree in economics from Trinity College in Hartford, CT, and a Master of Business Administration degree from the Stern School of Business at New York University.

Mr. Meyercord brings to the Board his extensive executive experience in leadership, executive management, mergers and acquisitions, corporate strategy and corporate finance. His background in the healthcare and telecommunications industries provides our Board with valuable industry expertise in several of our key markets. Also, the Board believes it is valuable to have the Company’s Chief Executive Officer serve on the Board to bring in-depth perspective on the Company’s current operations, strategy, financial condition and competitive position.

INGRID J. BURTON - Ms. Burton has served as one of our directors since August 22, 2019. Since November 2020, Ms. Burton has served as the Chief Marketing Officer for Quantcast. Prior to this, from February 2018 through August 2020, Ms. Burton was the Chief Marketing Officer of H20.ai, a leader in open source in artificial intelligence and machine learning. Ms. Burton was the Chief Marketing Officer at Hortonworks, a data software company, from July 2015 to March 2017. Ms. Burton was the Senior Vice President, Technology and Innovation Marketing at SAP, a global software company, from January 2013 to May 2015. Prior to joining SAP, Ms. Burton held chief marketing officer positions with Silver Spring Networks, a provider of smart grid products, and Plantronics, an electronics company providing audio communications equipment for businesses and consumers. She held various senior executive management positions with Sun Microsystems for more than 20 years, including serving as head of marketing and driving the company and Java brand, global citizenship, championing open source initiative and leading product and strategic marketing teams. She has advised various Silicon Valley startups, driving strategies for market and technology trends, SaaS, cloud computing, open source, internet of things, community engagement and big data. Ms. Burton has been a board advisor to Drivescale, a privately held data center infrastructure company, since October 2016 as well as a member of the Strategic Advisory Board to Paxata, a self-service data preparation company from 2017 to 2019. She also serves as a marketing advisor to Dataiku, an Enterprise AI company, starting in June of 2021, and she served on the Board of Directors of Aerohive Networks, Inc. from March 2019 to August 2019, at which time it was acquired by Extreme Networks. Ms. Burton holds a Bachelor of Arts degree in math with a concentration in computer science from San Jose State University.

Ms. Burton brings to the Board extensive marketing and management expertise as well as experience in building brands, creating demand and growing businesses for both established technology innovators and industry pioneers.

CHARLES P. CARINALLI - Mr. Carinalli has served as one of our directors since October 1996. Mr. Carinalli has been a Principal of Carinalli Ventures since January 2002. From 1999 to May 2002, Mr. Carinalli was Chief Executive Officer and a director of Adaptive Silicon, Inc., a privately held developer of semiconductor products. From November 2000 to November 2001, Mr. Carinalli served as Chair of Clearwater Communications, Inc., a privately held telecommunications company. From December 1996 to July 1999, Mr. Carinalli served as President, Chief Executive Officer and a director of WaveSpan Corporation, a developer of wireless broadband access systems until the company was acquired by Proxim, Inc., a broadband wireless networking systems company. From 1970 to 1996, Mr. Carinalli served in various positions at National Semiconductor Corporation, a publicly traded semiconductor company that developed and sold analog-based semiconductor and integrated communication products, most recently serving as Senior Vice President and Chief Technical Officer. Mr. Carinalli served on the Board of Directors of Fairchild Semiconductor International, Inc., a publicly traded semiconductor company beginning in February 2002 until its acquisition by ON Semiconductor, a publicly traded semiconductor company, in September 2016. Mr. Carinalli formerly served on the Board of Directors of Atmel Corporation, a publicly traded semiconductor company, from February 2008 until its acquisition by Microchip Technology in April 2016. He also is a member of the Board of Directors of the privately held companies Algorithmic Intuition, Inc., a medical electronics company, and Dhaani Systems, an IT-energy management company. Mr. Carinalli holds a Bachelor of Science degree in electrical engineering from the University of California, Berkeley and a Master of Science degree in electrical engineering from Santa Clara University.

Mr. Carinalli brings to the Board extensive engineering and engineering management expertise, as well as general management expertise and technology expertise, which aids our Board in understanding product development, engineering management and strategic planning, as well as risk assessment and planning.

KATHLEEN M. HOLMGREN - Ms. Holmgren has served as one of our directors since November 2015. Ms. Holmgren currently serves on the Board of Directors and previously served until March 2018 as the Chief Officer of Future Workforce at Automation Anywhere, Inc., a privately held developer of robotic process automation and testing software, which she joined as Chief Operating Officer in 2013. She has served as a director of Automation Anywhere, Inc. since 2013 and currently serves as on the Audit Committee. Since 2008, Ms. Holmgren has served as a Principal at Sage Advice Partners, a management consulting firm specializing in the high-tech and green-tech markets. From October 2009 to December 2016, she served as a director at the Alliance of Chief Executives, LLC, an organization for chief executive officers. Ms. Holmgren served as President and Chief Executive Officer of Mendocino Software, a privately held enterprise-class application data developer, from November 2007 to March 2008. Prior to November 2007, Ms. Holmgren spent over 20 years at Sun Microsystems, Inc., a publicly held enterprise software company acquired by Oracle Corporation in 2010, where she held increasingly senior roles, culminating in Senior Vice President, Storage Systems. She joined the board of Calavo Growers, Inc., a publicly traded food and distribution company, in January 2017. From May 2017 to January 2021, she served on the Board of Directors of Fresh Realm, LLC, a privately held delivery and business platform for the perishable food industry, representing Calavo Growers’ interests. Ms. Holmgren served on the Board of Group Delphi, a private design and media production company, from July 2014 through December 2019. Ms. Holmgren holds a Bachelor of Science degree in industrial engineering from California Polytechnic State University, where she served as a member of the Dean’s Advisory Board from 1994 through May 2020, and a Master of Business Administration degree from the Stanford Graduate School of Business.

Ms. Holmgren brings to the Board her knowledge and expertise in executive leadership in the storage, computer systems, enterprise software and management consulting industries, and provides expertise in operations, strategic planning and risk assessment and planning.

EDWARD H. KENNEDY - Mr. Kennedy has served as one of our directors since April 2011. From June 2017 to September 2018, Mr. Kennedy served as the president and Chief Executive Officer of Cenx, Inc., a carrier network assurance software company, which was subsequently acquired by Ericsson. From June 2010 to April 2017, Mr. Kennedy served as the Chief Executive Officer and President of Tollgrade Communications, Inc., which was subsequently acquired by Enghouse Systems, a Canadian-based, publicly traded software and services company, in April 2017. Mr. Kennedy previously served as the Chief Executive Officer and President of Rivulet Communications, Inc., a medical video networking company, from 2007 until it was acquired by NDS Surgical Imaging, LLC, a medical imaging and informatics systems company, in 2010. He also previously served as President of Tellabs North American Operations, an optical network technology company, and as Executive Vice President of Tellabs, Inc. from 2002 to 2004. Mr. Kennedy co-founded Ocular Networks, Inc., a provider of optical networking technologies, in 1999 and served as its Chief Executive Officer and President until it was sold to Tellabs, Inc. in 2002. He has also held various executive positions at several telecommunication equipment companies, including Alcatel-Lucent S.A. (previously Alcatel Data Network), a publicly traded French global telecommunications equipment company, and Newbridge Networks Corporation, a then-publicly traded Canadian digital networking equipment company. Mr. Kennedy was also a Venture Partner at Columbia Capital, a private equity investment firm, from 2005 to 2007, where he advised regarding investments into new and existing portfolio companies. Mr. Kennedy served as a director for Avizia, a privately held telemedicine platform company, from 2014 until its merger with American Well in July 2018. Between the period of 2007 through 2010, he served as director of privately held Imagine Communications Corporation, until its acquisition by Harris Broadcast. From 2005 through 2011, Mr. Kennedy was a director of privately held high-bandwidth equipment provider Hatteras Networks, which was acquired by Overture in 2011. He also previously served as a director of Visual Networks, Inc., a publicly traded network and performance management solutions provider, from 2002 until it was acquired by Fluke Electronic Corporation, an electronic test tools and software company, in 2006. He served on the Board of Trustees of Flint Hill School from 2011 to 2020 and currently serves on the Executive Parent Board of Villanova University. Mr. Kennedy holds a Bachelor of Science degree in electrical engineering from Virginia Polytechnic Institute and State University.

Mr. Kennedy brings to the Board his extensive financial and executive leadership experience in technology companies, including networking companies, and provides management and financial expertise to our Board.

RAJ KHANNA - Mr. Khanna has served as one of our directors since December 2014. Since 2012, Mr. Khanna has served as an independent consultant, assisting companies with finance and internal audit issues. From 2004 to 2011, Mr. Khanna served as Vice President of Corporate Audit at Qualcomm, Inc., a publicly traded semiconductor company. Prior to Qualcomm, Mr. Khanna held various finance roles at Sun Microsystems, Inc., from 1991 to 2004, including International Controller, Vice President Finance for Global Services Business and Senior Director of Finance for Strategic Business Units, and at Xerox Corporation, a provider of document management technology and services, from 1974 to 1991. Mr. Khanna holds a Bachelor of Technology degree in mechanical engineering from the Indian Institute of Technology and a Master of Business Administration degree from the University of Rochester, New York.

Mr. Khanna brings to the Board his extensive experience leading finance and internal audit teams, including the establishment of financial controls and processes, delivering financial investment and M&A guidance, and providing strategic advice and direction regarding business model changes.

JOHN C. SHOEMAKER - Mr. Shoemaker has served as one of our directors since October 2007. He currently serves as a consultant to the high technology industry and also serves as a mentor to corporate executives. From 1990 to June 2004, Mr. Shoemaker held various executive management positions at Sun Microsystems, Inc., including serving as Executive Vice President, Worldwide Operations Organizations and as Executive Vice President, and General Manager for its Computer Systems Division. Mr. Shoemaker previously served in a number of senior executive positions with the Xerox Corporation, a provider of document management technology and services, including as Senior Vice President, World Wide Marketing. Since 2017, he has been an advisor to Nyriad Limited, a privately held software development company, and from 2017 through 2019, he was an advisor to GoodSocial, a privately held SaaS and mobile platform connecting volunteers and non-profits. Mr. Shoemaker served as a director of Altera Corporation, a publicly traded provider of programmable logic solutions, from 2007 until it was acquired by Intel Corporation, a publicly traded semiconductor company, in December 2015. Mr. Shoemaker served as a director of SonicWall, Inc., a provider of IT security and data backup and recovery solutions, from 2004 to 2010 and as Chair of the Board of Directors from 2006 to 2010. Mr. Shoemaker holds a Bachelor of Arts degree in political science and business administration from Hanover College, where he currently is a Trustee Emeritus, and a Master of Business Administration degree from Indiana University’s Kelley School of Business, where he is a member of the School of Business Dean’s Advisory Council, the School of Informatics, Computer

Science and Engineering Dean’s Advisory Council, and the Johnson Center for Entrepreneurship Board. In 2019, he was awarded an Honorary Doctorate of Humane Letters by Indiana University and was named Entrepreneur of the Year by the Kelley School of Business.

Mr. Shoemaker brings to the Board his extensive executive experience in senior level management positions in the technology industry, particularly in hardware systems, and provides strong operational, management and financial expertise to our Board.

Arrangements Regarding Appointment of Directors

None of our directors are appointed pursuant to any arrangement with the Company. Pursuant to the offer letter between the Company and Mr. Meyercord respecting his employment, Mr. Meyercord must immediately resign as a director of the Board when his employment with the Company terminates.

CORPORATE GOVERNANCE

Our Board currently consists of seven directors. Our Board has reviewed the criteria for determining the independence of the Company’s directors under Nasdaq Rule 5605, Item 407(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It has affirmatively determined that, other than Mr. Meyercord, each member of our Board is independent under such criteria. The Board has determined that as of the date of this Proxy Statement the Board is comprised of a majority of directors who qualify under the rules adopted by the SEC and Nasdaq.

Directors to be elected at the 2021 Annual Meeting are to hold office until the 2022 Annual Meeting and until their respective successors are elected and qualified.

Board and Leadership Structure

Our current leadership structure separates the roles of the Chief Executive Officer and the Chair of our Board. Mr. Shoemaker has served as the Independent Chair of our Board since February 2017. While our bylaws and Corporate Governance Guidelines do not require that the Chair of our Board and Chief Executive Officer positions be separate, our Board believes that separating these positions is the appropriate leadership structure for us at this time and results in an effective balancing of responsibilities, experience and independent perspective to meet the current corporate governance needs and oversight responsibilities of our Board. Separating these positions allows our Chief Executive Officer to focus on setting our strategic direction and overseeing our day-to-day leadership and performance, while allowing the Chair of our Board to lead our Board in its fundamental role of providing advice to, and independent oversight of, management.

Mr. Shoemaker’s duties as Independent Chair include:

•	chairing executive sessions of the independent directors;
•	ensuring that independent directors have adequate opportunities to meet without management present;
•	serving as designated contact for communication to independent directors, including being available for consultation and direct communication with major stockholders;
•	ensuring that the independent directors have an opportunity to provide input on the agenda for meetings of our Board;
•	assuring that there is sufficient time for discussion of all agenda items; and
•	being identified as the recipient of communications with stockholders in the annual meeting proxy statement.

Our Board appoints our President and Chief Executive Officer, Chief Financial Officer, Corporate Secretary and all executive officers. All executive officers serve at the discretion of our Board. Each of our executive officers devotes his or her full time to our affairs. Our directors devote time to our affairs as is necessary to discharge their duties. In addition, our Board has the authority to retain its own advisers, at the Company’s expense, to assist it in the discharge of its duties.

Board’s Role in Risk Oversight

Our Board has an active role in overseeing management of the risks we face. This role is one of informed oversight rather than direct management of risk. Our Board regularly reviews and consults with management on the Company’s strategic direction and the challenges and risks we face. Our Board also reviews and discusses with management on a quarterly basis its financial results and forecasts. The Audit Committee of our Board oversees management of the Company’s financial risks, and oversees and reviews our risk management policies, including the Company’s investment policies and anti-fraud program. The Compensation Committee of our Board oversees our management of risks relating to and arising from our compensation plans and arrangements. These committees periodically report on these matters to the full Board.

Management is tasked with the direct management and oversight of legal, financial and commercial compliance matters, which includes identification and mitigation of associated areas of risk. Our Chief Administrative and Sustainability Officer provides regular reports of legal risks and developments to the Audit Committee and to our full Board. Our Chief Financial Officer, Corporate Controller and Senior Director of Internal Audit provide regular reports to the Audit Committee concerning financial, tax and audit related risks. In addition, the Audit Committee receives periodic reports from management on our compliance programs and efforts, our investment policies and practices, and the results of various internal audit projects. The Compensation Committee’s compensation consultant, together with our Vice President of Talent and Head of Diversity and other members of management, provides analysis of risks related to our compensation programs and practices to the Compensation Committee.

Meetings of the Board of Directors

Our Board held nine meetings during the fiscal year ended June 30, 2021. No director attended fewer than 75 percent of the aggregate of the meetings of our Board held during the period for which he or she has been a director during fiscal 2021 and the meetings of the committees on which he or she served which were held during the periods in fiscal 2021 that he or she served on such committees.

Director Attendance at Annual Meetings

We encourage director attendance at the Annual Meeting and we use reasonable efforts to schedule our Annual Meeting of stockholders at a time and date to maximize attendance by directors, taking into account our directors’ schedules. All of our current directors attended our 2020 Annual Meeting of Stockholders.

Executive Sessions

The independent members of our Board meet regularly in executive session (without the presence or participation of non-independent directors), generally before or after a regularly scheduled Board meeting or at such other times as determined by our independent directors or our Chair. Executive sessions of the independent directors are chaired by our Chair. The executive sessions include discussions regarding guidance to be provided to the Chief Executive Officer and such other topics as the independent directors determine.

Committees of the Board of Directors

In fiscal 2021, our Board had the following three standing committees: Audit Committee; Compensation Committee; and Nominating, Governance and Social Responsibility Committee. Our Board has adopted a written charter for each of these committees, which are available on the Corporate Governance section of the Investor Relations page of our website at investor.ExtremeNetworks.com.

Fiscal 2021 Committee Membership

The members and Chairs of our standing committees as of June 30, 2021 were as follows:

Name	Audit Committee	Compensation Committee	Nominating, Governance and Social Responsibility Committee
Ingrid J. Burton			Member
Charles P. Carinalli		Chairman	Member
Kathleen M. Holmgren	Member		Member
Edward H. Kennedy	Member	Member
Raj Khanna	Chairman
John C. Shoemaker		Member	Chairman

Audit Committee - The current members of the Audit Committee are Messrs. Khanna and Kennedy and Ms. Holmgren. Mr. Khanna serves as Chair. Our Board has determined that each member of the Audit Committee (i) is independent as defined in applicable Nasdaq rules; (ii) meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act; (iii) has not participated in the preparation of financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. Our Board further has determined that Mr. Khanna and Mr. Kennedy are “audit committee financial experts,” as defined by Item 407(d)(5) of Regulation S-K of the Exchange Act. Additionally, our Board has determined that Mr. Khanna and Mr. Kennedy have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that results in their financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Audit Committee reviews and reports to the Board on financial reports and financial information we disclose and our compliance with legal and regulatory requirements; reviews the qualifications, independence and performance, and approves the terms of engagement, of our independent auditors; and reviews the performance of the Company’s internal audit function:. In this regard, the Audit Committee retains our independent auditors; approves the terms of engagement of the independent auditors for audit services and non-audit services; regularly communicates with the independent auditors, financial and senior management of the

Company; and regularly reports to the Board. The Audit Committee is also responsible for establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting or internal auditing controls, including anonymous submission by our employees of concerns regarding accounting or auditing matters that may be submitted through our Whistleblower Hotline. In addition, the Audit Committee our critical accounting policies and procedures and policies with respect to our internal accounting and financial controls. The Audit Committee also assists our Board in fulfilling its oversight responsibilities with respect to financial risks, including risk management in the areas of financial reporting, internal controls, investments and compliance with legal and regulatory requirements. The Audit Committee annually reviews and reassesses the adequacy of its Audit Committee Charter. The Audit Committee held thirteen meetings during fiscal 2021.

Compensation Committee - The current members of the Compensation Committee are Messrs. Carinalli, Kennedy, and Shoemaker. Mr. Carinalli serves as Chair. All members of the Compensation Committee are independent for purposes of the Nasdaq Marketplace Rules, and are “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code. The Compensation Committee is responsible for discharging our Board’s responsibilities relating to compensation and benefits of our executive officers and evaluates and reports to our Board on matters concerning management performance, officer compensation and benefits plans and programs. In carrying out its responsibilities, the Compensation Committee reviews all components of executive officer compensation for consistency with our compensation philosophy. The Compensation Committee also administers our stock option plans and stock incentive plans. The Compensation Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. Our President and Chief Executive Officer and our VP of Talent and Head of Diversity assist the Compensation Committee in its deliberations with respect to the compensation of our executive officers, provided, however, neither individual participates in the Compensation Committee’s deliberations or voting regarding his or her own compensation. In connection with the Company’s annual compensation review, each executive officer discusses his or her individual performance with our Chief Executive Officer, who addresses such performance with the Compensation Committee, and the Chief Executive Officer discusses his individual performance directly with the Compensation Committee. The Compensation Committee annually reviews and reassesses the adequacy of its Compensation Committee Charter. The Compensation Committee held eight meetings during fiscal 2021.

As permitted by its Charter, and subject to the provisions of Section 152 of the Delaware General Corporation Law, the Compensation Committee delegated to management the ability to award time-based restricted stock units (“RSUs”) under the Company’s 2013 Equity Incentive Plan to employees of the Company at the level of Vice President and below. The delegation provided for limitations on the number of shares covered by the individual and aggregate awards, vesting over three years, and quarterly reporting to the Compensation Committee. The Company’s Chief Executive Officer presently approves such awards, with additional approval by the Company’s Chief Financial Officer, Chief Administrative and Sustainability Officer, and VP of Talent and Head of Diversity given before the effective date of grant.

The Compensation Committee may retain, at the Company’s expense, one or more independent compensation consultants. As described under the heading “Executive Compensation and Other Matters—Compensation Discussion and Analysis,” the Compensation Committee was advised by Compensia, Inc., a national compensation consulting firm, with respect to various compensation matters during fiscal 2021. Compensia has served as the Compensation Committee’s compensation consultant since fiscal year 2013. The Compensation Committee has reviewed and is satisfied with the qualifications, performance and independence of Compensia. Compensia provides no services to the Company, other than services for the Compensation Committee.

For more information about the Compensation Committee’s role and practices regarding executive compensation, see the discussion below under the heading “Executive Compensation and Other Matters.”

Nominating, Governance and Social Responsibility Committee - The current members of the Nominating, Governance and Social Responsibility Committee are Messrs. Shoemaker and Carinalli and Mses. Burton and Holmgren. Mr. Shoemaker serves as Chair. Each member of the Nominating, Governance and Social Responsibility Committee is independent. The Nominating, Governance and Social Responsibility Committee develops and recommends to the Board criteria for selecting qualified director candidates; identifies, reviews, and evaluates candidates to serve on our Board; considers committee member qualifications, appointment, and removal; recommends corporate governance principles, codes of conduct and compliance mechanisms applicable to us, including our Corporate Governance Guidelines; reviews, assesses and oversees matters related to corporate social responsibility, including diversity and inclusion goals, environmental matters, and philanthropic initiatives; assists our Board in its annual reviews of the performance of our Board, each committee of the Board, and management; and assists the Board in the administration of our Amended and Restated Tax Benefit Preservation Plan. The Nominating, Governance and Social Responsibility Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, succession planning for our directors and executive officers, and corporate governance. The Nominating, Governance and Social Responsibility Committee periodically reviews and reassesses the adequacy of its Nominating, Governance and Social Responsibility Committee Charter. The Nominating, Governance and Social Responsibility Committee held four meetings during fiscal 2021.

Compensation Committee Interlocks and Insider Participation

None of our executive officers has served on the Board of Directors or compensation committee of any other entity that has, or has had, one or more executive officers who served as a member of our Board or Compensation Committee during fiscal 2021. No member of the Compensation Committee was, during fiscal 2021 or any prior period, an officer or employee of the Company.

Director Nominations

Director Qualifications - In fulfilling its responsibilities, the Nominating, Governance and Social Responsibility Committee considers numerous factors in reviewing possible candidates for nomination as director, including:

•	the appropriate size of our Board and its committees;
•	the perceived needs of our Board for particular skills, industry expertise, background and business experience;
•	the skills, background, reputation, and business experience of nominees and the skills, background, reputation, and business experience already possessed by other members of our Board;
•	the nominees’ independence from management;
•	the nominees’ experience with accounting rules and practices;
•	the nominees’ background with regard to executive compensation;
•	the applicable regulatory and listing requirements, including independence requirements and legal considerations, such as antitrust compliance;
•	the benefits of a constructive working relationship among directors; and
•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

While we do not have a formal diversity policy for membership on the Board, the Nominating, Governance and Social Responsibility Committee considers many factors, including character, judgment, independence, age, education, expertise, diversity of experience, length of service, other commitments and ability to serve on committees of our Board, in evaluating potential candidates. It also considers individual attributes that contribute to board heterogeneity, including race, gender, and national origin. The Nominating, Governance and Social Responsibility Committee does not assign any particular weighting or priority to any of these factors or attributes.

There are no stated minimum criteria for director nominees, although the factors and attributes discussed above will play a material role in the recommendation of a candidate by the Nominating, Governance and Social Responsibility Committee. The Nominating, Governance and Social Responsibility Committee also believes it appropriate for one or more key members of management to participate as members of our Board.

Identifying and Evaluating Candidates for Nomination as Director - The Nominating, Governance and Social Responsibility Committee annually evaluates the current members of our Board who are willing to continue in service to determine whether to recommend to the full Board that these directors be submitted to the stockholders for re-election.

Candidates for nomination as director come to the attention of the Nominating, Governance and Social Responsibility Committee from time to time through incumbent directors, management, stockholders or third parties. These candidates may be considered at meetings of the Nominating, Governance and Social Responsibility Committee at any point during the year. Additionally, the Nominating, Governance and Social Responsibility Committee may poll directors and management for suggestions or conduct research to identify possible candidates if it believes that our Board requires additional members or nominees, or should add additional skills or experience. The Nominating, Governance and Social Responsibility Committee may engage a third-party search firm to assist in identifying qualified candidates, as it deems appropriate.

The Nominating, Governance and Social Responsibility Committee will consider candidates for directors proposed by its stockholders. To be evaluated in connection with the Nominating, Governance and Social Responsibility Committee’s established procedures for evaluating potential director nominees, any recommendation for director nominee submitted by a stockholder must be sent in writing to the Corporate Secretary at our corporate headquarters and must be received at our principal executive offices not earlier than the close of business 120 days prior to the one-year anniversary of the preceding year’s annual meeting and not later than the close of business 90 days prior to such one-year anniversary, except that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be delivered, or mailed and received, not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting is first made. For purposes of the foregoing, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed or furnished by us with the SEC. The recommendation for director nominee submitted by a stockholder must contain the information required by our bylaws. You may contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates. Candidates recommended by our stockholders will be evaluated against the same factors as are applicable to candidates proposed by directors or management.

All directors and director nominees must submit a completed directors’ and officers’ questionnaire as part of the nominating process. The evaluation process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating, Governance and Social Responsibility Committee.

Board Diversity Matrix – The members of our board of directors have provided the diversity information below. Each of the categories listed in the table below has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of June 30, 2021)
Total Number of Directors	7
	Female	Male	Non-Binary	Did not Disclose Gender
Part I: Gender Identity
Directors	2	5	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	1	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	2	4	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Did not Disclose Demographic Background	-

Our directors have a long history of supporting women’s opportunities and ethnic diversity throughout their careers.  Some are involved with programs and groups supporting international and diverse students from preschool to college.  Our female directors have participated in events with our Women’s Council employee resource group.  The Company’s management regularly reports to the Nominating, Governance and Social Responsibility Committee of the Board on the Company’s progress toward gender and diversity goals.

Board Member Resignation Policy

In the event one or more incumbent directors fails to receive the affirmative vote of a majority of the votes cast at an election that is not a contested election, that director shall promptly tender his or her irrevocable resignation to the Board. The Nominating, Governance and Social Responsibility Committee shall recommend to the Board whether to accept or reject the resignation of such incumbent director or whether other action should be taken. The Board shall act on the resignation, taking into account the recommendation of the Nominating, Governance and Social Responsibility Committee, and within ninety (90) days after the date of certification of the election results, the Board shall disclose its decision and the rationale regarding whether to accept the resignation (or the reasons for rejecting the resignation, if applicable) in a press release, a filing with the SEC or by other public announcement. The director whose resignation is under consideration may not participate in any deliberation or vote of the Nominating, Governance and Social Responsibility Committee or the Board regarding his or her resignation. The Nominating, Governance and Social Responsibility Committee and the Board may consider any factors and other information they deem appropriate and relevant in deciding whether to accept a director’s resignation. If an incumbent director fails to receive the required vote for re-election in an election that is not a contested election and such director’s resignation is not accepted by the Board, such director will continue to serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal. If such director’s resignation is accepted by the Board, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board may fill any resulting vacancy pursuant to the terms of the Company’s bylaws.

Communications with Directors

John Shoemaker, our Independent Chair, is responsible for receiving, distributing and arranging responses to communications from our stockholders to our Board. Stockholders may communicate with our Board by transmitting correspondence by mail addressed as follows:

Chair of the Board (or individually named director(s))

Extreme Networks, Inc.

2121 RDU Center Drive, Suite 300

Morrisville, North Carolina 27560

The Chair transmits each communication as soon as practicable to the identified director addressee(s), unless (i) there are safety or security concerns that mitigate against further transmission of the communication; or (ii) the communication contains commercial matters not related to the stockholder’s stock ownership, as determined by the Chair in consultation with legal counsel. Our Board or individual directors are advised of any communication withheld for safety or security reasons as soon as practicable. Our directors have requested that the Chair not forward to them advertisements, solicitations for periodicals or other subscriptions, and other similar communications.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10 percent of our common stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person. Based solely on our review of the forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and persons who beneficially own more than 10 percent of our common stock were complied with in the fiscal year ended June 30, 2021, other than the inadvertent late filing of one Form 3 on July 7, 2020 for Joe Vitalone.  On September 2, 2021, a Form 4/A was filed for Edward Meyercord to correct two Forms 4 filed on April 23, 2019 and August 19, 2019.

Code of Ethics and Corporate Governance Materials

Our Board has adopted charters for its Audit, Compensation, and Nominating, Governance and Social Responsibility Committees, which are available on the Corporate Governance section of our Investor Relations page of our website at investor.ExtremeNetworks.com. Our Board has also adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors. The Code of Business Conduct and Ethics can be found on our website on the Corporate Governance section of our Investor Relations page of our website at investor.ExtremeNetworks.com. We intend to satisfy the disclosure requirements under the Exchange Act regarding an amendment to or waiver from a provision of our Code of Business Conduct and Ethics by posting such information on our website.

Environmental, Social and Governance

Since 2020, when our Board amended the charter of our Nominating and Corporate Governance Committee to include social responsibility within the committee’s mandate, and re-named the committee as the Nominating, Governance and Social Responsibility Committee, the Company has been striving to incorporate social responsibility into our business strategy. We published our inaugural Corporate Social Responsibility (“CSR”) Report in November 2020, and expect to publish an updated report in November 2021.  Our CSR Council is led by a cross-functional group of Extreme employees.

Our CSR model can be divided into three categories – People, Product and Corporate Responsibility.  Within each of these broad areas, we have focused on one or more subsets where we can direct our resources most effectively.

People	Human Capital Diversity, Equity & Inclusion Employee Health & Safety
Products	Data Privacy & Security Sustainable Product Management Sustainable Supply Chain Labor & Human Rights
Corporate Responsibility	Corporate Governance & Business Practices Responsible Resource Consumption Climate Change Philanthropy

To find out more about our corporate social responsibility and find links to our Corporate Social Responsibility Report, Corporate Social Responsibility Policy, Conflict Minerals Policy, Code of Conduct, and Supplier Code of Conduct, please visit the Corporate Social Responsibility section of our website at https://www.extremenetworks.com/company/csr/. Our Corporate Social Responsibility Report for fiscal 2021 will be published on this page as well.

DIRECTOR COMPENSATION

We maintain a non-employee director compensation program, pursuant to which cash fees and equity awards are paid to our non-employee directors in exchange for their service on our Board and its committees. For fiscal 2021, the compensation paid to our non-employee directors was as set forth below. Mr. Meyercord, who serves as our President and Chief Executive Officer, does not receive any additional compensation for his service on our Board.

Cash Compensation

During fiscal year 2021, non-employee directors received (a) $60,000 in cash compensation annually for Board service; and (b) the applicable compensation set forth below for serving either as a chair or as a member of one or more of the committees of our Board. Fees payable to directors who join the Board during the fiscal year, or who change Board assignments, are prorated to reflect the period of service. Each director further received reimbursement of expenses related to attendance of meetings of our Board and its committees, but no separate meeting fees are paid.

Fees for Fiscal Year 2021:

Annual Committee Member Compensation
Audit Committee	$12,500
Compensation Committee	10,000
Nominating, Governance and Social Responsibility Committee	5,000

Annual Chair or Committee Chair Compensation
Audit Committee Chair	$30,000
Compensation Committee Chair	20,000
Nominating, Governance and Social Responsibility Committee Chair	12,000
Board Chair	70,000

 The amounts set forth above reflect the following amendments from the 2020 program: (i) the Board Chair retainer was increased from $50,000 to $70,000; (ii) the Nominating, Governance and Social Responsibility Committee chair retainer was increased from $11,000 to $12,000. Such amendments were approved following consultation with Compensia and were intended to position our director compensation program at the median of our peers.

Equity Compensation

On the date of each annual meeting of our stockholders, each non-employee director continuing service with the Company after the meeting is granted an annual award of RSUs. The number of RSUs for fiscal year 2021 was determined by dividing $190,000 by the price of the Company’s common stock at the close of business on the Nasdaq Global Select Market on the date of the annual meeting, rounded down to the nearest whole RSU. RSU grants provided to directors who join the Board after the annual meeting of our stockholders are prorated to reflect the period of service. Each RSU represents the right to receive one share of our common stock upon vesting and settlement. On the date of the annual meeting of stockholders of the Company held on November 5 2020, each non-employee director was granted 42,505 RSUs, which will vest upon the earliest of November 5, 2021 or a change in control of our Company, in each case, subject to the director’s continued service with the Company through such date.

Changes for Fiscal 2022

The Compensation Committee periodically reviews the director compensation program with Compensia, its compensation consultant. In May 2021, following consultation with Compensia, our Compensation Committee decided to make no changes to the cash fees or equity compensation under our director compensation program for fiscal 2022.

Stock Ownership Guidelines

Our Corporate Governance Guidelines provide that each non-employee director should own a minimum of the lesser of: 15,000 shares or shares valued at three times (3x) the Company’s annual Board service retainer. Each non-employee director has five years from his or her respective date of appointment to attain the minimum ownership level. All of our non-employee directors have met the minimum requirements of the share ownership guidelines or are not yet required to be in compliance with the requirements of the guidelines as they have not yet served for five years.

2021 Director Compensation

The compensation information for our non-employee directors who served during fiscal 2021 is set forth below:

Name	Director Fees Earned or Paid in Cash $	Stock Awards $ (1) (2)	Total ($)
Charles P. Carinalli	$85,000	$190,000	$275,000
Edward H. Kennedy	82,500	$190,000	272,500
Raj Khanna	90,000	$190,000	280,000
Ingrid J. Burton(3)	65,000	$190,000	255,000
John C. Shoemaker	152,000	$190,000	342,000
Kathleen M. Holmgren	77,500	$190,000	267,500
(1)

Represents the aggregate grant date fair value computed in accordance with Accounting Standards Codification, or ASC, Topic 718 and does not reflect whether the director has actually realized a financial benefit from the award. For information on the assumptions used to calculate the value of the awards, refer to Note 12 to our consolidated financial statements in our Form 10-K for the fiscal year ended June 30, 2021.

(2)	The following table shows the aggregate number of stock awards (RSUs) and stock option awards held as of June 30, 2021 by each of our non-employee directors who served during fiscal year 2021:

Name	Stock Awards (#)	Option Awards (#)
Charles P. Carinalli	42,505	—
Edward H. Kennedy	42,505	—
Raj Khanna	42,505	—
Ingrid Burton	42,505	—
John C. Shoemaker	42,505	—
Kathleen M. Holmgren	42,505	—

PROPOSAL TWO:

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Background

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and as required under Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory non-binding basis, the compensation of our named executive officers (“NEOs”) as disclosed in this proxy statement in accordance with SEC rules. This is frequently referred to as a “Say on Pay” vote. This vote is intended to address the overall compensation of the Company’s NEOs and the philosophy, policies and practices described in this proxy statement with respect to their compensation, and not any specific item of compensation.

The Compensation Committee believes that our 2021 executive compensation program has been appropriately designed to advance stockholder interests through effective performance-based incentives with multi-year retention features. The last stockholder advisory vote on executive compensation was held in November 2020, and approximately 96 percent of votes cast were voted in favor of the Company’s compensation for its NEOs.

As described in further detail under the heading “Executive Compensation and Other Matters— Compensation Discussion and Analysis,” our executive compensation philosophy is designed to attract high quality candidates for senior leadership positions, to retain these employees, and to establish a total compensation program that motivates and rewards individual and team performance in a highly competitive industry. Our compensation programs are designed to align our executive officers’ performance with our goals and to create stockholder value.

We are asking our stockholders to indicate their support for our compensation arrangements with our NEOs as described in this proxy statement.

Vote Required and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote of a majority of the votes cast for or against the proposal at the Annual Meeting, as well as the presence of a quorum representing a majority of the shares of our common stock entitled to vote at the Annual Meeting, present in person or represented by proxy. Abstentions and broker non-votes will each be counted as present for purposes of determining a quorum but will not have any effect on the outcome of the vote on this proposal.

This “Say on Pay” vote is advisory, and therefore is not binding on us, the Compensation Committee or our Board. However, our Board and our Compensation Committee value the opinions of our stockholders in their vote on this proposal, and will consider the outcome of this vote when making future decisions regarding the compensation of our NEOs. We currently expect to conduct the next advisory vote on executive compensation at our 2022 annual meeting of Stockholders.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL THREE:

RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2022

The Audit Committee reviewed existing and proposed audit fees and costs as well as our relative fit in connection with the size of other audit clients to consider our independent registered public accounting firm for our fiscal year ending June 30, 2022. As a result of this evaluation and review of proposals from independent registered public accounting firms, on September 21, 2021, the Audit Committee, appointed Grant Thornton LLP (“GT”) as our independent registered public accounting firm for our fiscal year ending June 30, 2022. Accordingly, on September 21, 2021, the Audit Committee dismissed Ernst & Young LLP (“EY”), which previously served as our independent registered public accounting firm and audited our financial statements for the fiscal year ended June 30, 2021 (“fiscal 2021”).

EY’s audit report on our consolidated financial statements for our fiscal 2021 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  For the avoidance of doubt, EY only audited our fiscal year ended June 30, 2021.

During our most recent fiscal year ended June 30, 2021 and during the subsequent interim period through September 21, 2021, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to EY’s satisfaction, would have caused EY to make reference to the subject matter of the disagreements in its reports on our consolidated financial statements for such years, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

Pursuant to Item 304(a)(3) of Regulation S-K, we provided EY with a copy of the disclosures made in a Current Report on Form 8-K (the “2021 Report”) prior to the time the 2021 Report was filed with the Securities and Exchange Commission (the “SEC”). We requested that EY furnish a letter addressed to the SEC stating whether or not EY agrees with the statements therein. A copy of EY’s letter dated September 21, 2021, was attached as Exhibit 16.1 to the 2021 Report.

In addition, on September 4, 2020, following an evaluation of audit fees and costs and a competitive process, the Audit Committee dismissed KPMG LLP (“KPMG”), which previously served as our independent registered public accounting firm and audited our financial statements for the fiscal year ended June 30, 2020 (“fiscal 2020”). KPMG served as our independent registered public accounting firm for each of our fiscal years from the year ended July 3, 2011 through fiscal 2020. KPMG was our independent registered public accounting firm until the completion of KPMG’s audit of our consolidated financial statements as of and for the year ended June 30, 2020 prepared in accordance with U.S. generally accepted accounting principles.

KPMG’s audit reports on our consolidated financial statements for our fiscal 2020 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

•

KPMG’s report on our consolidated financial statements as of and for the year ended June 30, 2020 contained a separate paragraph stating that “As discussed in Note 2 to the consolidated financial statements, the Company has changed its method of accounting for leases as of July 1, 2019 due to the adoption of Accounting Standards Update 2016-02, Leases, and several related amendments, as issued by the Financial Accounting Standards Board.”

During our fiscal years ended June 30, 2020 and June 30, 2019 and during the subsequent interim period through September 4, 2020, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreements in its reports on our consolidated financial statements for such years, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weakness in our internal control over financial reporting as disclosed in our Quarterly Report on Form 10-Q for the interim period ended March 31, 2019 related to the ineffective design of certain process level controls addressing the accuracy of sales orders entered by us.

Pursuant to Item 304(a)(3) of Regulation S-K, we provided KPMG with a copy of the disclosures made in a Current Report on Form 8-K (the “2020 Report”) prior to the time the 2020 Report was filed with the SEC. We requested that KPMG furnish a letter addressed to the SEC stating whether or not it agrees with the statements made therein. A copy of KPMG’s letter dated September 11, 2020, was attached as Exhibit 16.1 to the 2020 Report.

During our two most recent fiscal years ended June 30, 2021 and June 30, 2020 and during the subsequent interim period through September 21, 2021, neither we nor anyone acting on our behalf has consulted with GT, regarding either: (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided to us that GT concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Representatives of both EY and GT are expected to attend the 2021 Annual Meeting of Stockholders, will be available to respond to appropriate questions from our stockholders, and may make a statement if they desire to do so. We do not expect a representative from KPMG LLP to be present at the Annual Meeting.

Audit Committee Pre-Approval Policies

Representatives of our independent auditors normally attend most meetings of the Audit Committee. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Any pre-approval is detailed as to the particular service or category of services. Our independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by our independent auditors in accordance with this pre-approval policy. In addition, the charter provides that the Audit Committee may delegate to one or more members of the Audit Committee the authority to grant pre-approvals of permitted non-audit services that would otherwise be required to be pre-approved by the Audit Committee. Any pre-approvals granted under such delegation of authority are to be reported to the Audit Committee at the next regularly scheduled meeting. The Audit Committee has delegated authority to the Chair of the Audit Committee to pre-approve fees up to $250,000 for permitted audit and non-audit services to be provided to the Company by its independent auditors. For fiscal 2020 and 2021, all fees paid to our independent auditors were pre-approved in accordance with our pre-approval policy.

The Audit Committee on an annual basis reviews the services performed by the independent registered public accounting firm, and reviews and approves the fees charged by the accounting firm. As such, all services provided by the accounting firm as set forth in the table below under Principal Accounting Fees and Services were approved by the Audit Committee. The Audit Committee has considered the role of the independent registered public accounting firm in providing tax and other non-audit services to us and has concluded that these services are compatible with the accounting firm’s independence as our independent auditors.

Principal Accounting Fees and Services

The following table sets forth the fees paid to KPMG, the auditor that served as our independent registered public accounting firm for the fiscal years ended June 30, 2020.

2020
Audit fees(1)	$3,680,828
Audit related fees	—
Tax Fees	—
Total	$3,680,828

(1)

Audit fees relate to professional services rendered in connection with the audit of our annual financial statements and internal control over financial reporting, quarterly review of financial statements included in our Quarterly Reports on Form 10-Q and audit services provided in connection with other statutory and regulatory filings, as well as fees associated with consents for registration statement filings. The fees for fiscal 2020 also includes work done in connection with the acquisition of Aerohive Networks, Inc.

The following table sets forth the fees accrued or paid to EY, the auditor that served as our independent registered public accounting firm for the fiscal year ended June 30, 2021.

2021
Audit fees(1)	$2,032,115
Audit related fees(2)	—
Tax Fees(3)	311,580
Other(4)	—
Total	$2,343,695

(1)

Audit fees relate to professional services rendered in connection with the audit of our annual financial statements and internal control over financial reporting, quarterly review of financial statements included in our Quarterly Reports on Form 10-Q and audit services provided in connection with other statutory and regulatory filings.

(2)	Audit-related fees relate to fees for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.
(3)	Tax fees relate to professional services rendered in connection with tax audits, international tax compliance, and international tax consulting and planning services.
(4)	Other fees related to fees and expenses for permitted services rendered other than those that meet the criteria above.

Vote Required and Board of Directors’ Recommendation

Stockholder ratification of the appointment of GT as our independent registered public accounting firm is not required by our bylaws or otherwise by law. Our Board, however, is submitting the appointment of GT to stockholders for ratification as a matter of good corporate practice. If stockholders fail to ratify the appointment, the Audit Committee will reconsider the selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Approval of this proposal requires the affirmative vote of a majority of the votes cast for or against the proposal, as well as the presence of a quorum representing a majority of the shares of our common stock entitled to vote at the Annual Meeting, present in person or represented by proxy.  Abstentions and non-votes will be counted as present for purposes of determining the presence of a quorum, but will not have any effect on the outcome of the vote on this proposal. If you sign and return a proxy card without giving specific voting instructions on this proposal, your shares will be voted in favor of the proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2022.

PROPOSAL FOUR:

APPROVE THE COMPANY’S AMENDED AND RESTATED TAX BENEFIT PRESERVATION PLAN

We are asking our stockholders to approve the Amended and Restated Tax Benefit Preservation Plan, between the Company and Computershare Inc., as Rights Agent (the “Restated Tax Plan”), as disclosed in this Proxy Statement and in Exhibit A to this Proxy Statement. The Restated Tax Plan is currently in effect.

Please read the Restated Tax Plan in its entirety as the discussion below is only a summary.

Background

On May 17, 2021 the Board approved and the Company entered into the Restated Tax Plan. The Restated Tax Plan amends and restates in its entirety the Company’s existing rights agreement (as previously amended, the “Rights Agreement”) and governs the terms of each right (“Right”) that has been issued with respect to each share of common stock of the Company. Among other things, the Restated Tax Plan (i) extends the expiration date of the Rights, (ii) adjusts the purchase price for the Rights, and (iii) provides procedures and logistics for seeking exemptions.

By adopting the Restated Tax Plan, the Board intends to continue to help preserve the value of certain deferred tax benefits, including those generated by net operating losses and certain other tax attributes (collectively, the “Tax Benefits”). As of June 30, 2021, the Company had net operating loss carry-forwards for U.S. federal and state tax purposes of $242 million and $156.2 million, respectively. The U.S. federal net operating loss carry-forwards of $242 million will begin to expire in the fiscal year ending June 30, 2033 and state net operating losses of $156.2 million began to partially expire in the fiscal year ended June 30, 2021.

The ability to use these Tax Benefits would be substantially limited if it were to experience an “ownership change” as defined under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). In general, an ownership change would occur if there is a greater than fifty-percentage point change in ownership of securities by stockholders owning (or deemed to own under Section 382 of the Code) five-percent or more of a corporation’s securities over a rolling three-year period. The Restated Tax Plan reduces the likelihood that changes in the Company’s investor base have the unintended effect of limiting the use of the Company’s Tax Benefits. The Board believes it is in the best interest of the Company and its stockholders that the Company provide for the continued protection of the Tax Benefits by adopting the Restated Tax Plan.

The Restated Tax Plan is intended to act as a deterrent to any person acquiring shares of the Company’s securities equal to or exceeding the Trigger Amount (as defined below) without the approval of the Board. This would protect the Tax Benefits because changes in ownership by a person owning less than 4.95% of the Company’s stock are not included in the calculation of “ownership change” for purposes of Section 382 of the Code. There is no guarantee, however, that the Restated Tax Plan will prevent us from experiencing an ownership change. The Board has established procedures to consider requests to exempt certain acquisitions of the Company’s securities from the Restated Tax Plan if the Board determines that doing so would not limit or impair the availability of the Tax Benefits or is otherwise in the best interests of the Company.

Pursuant to the Restated Tax Plan, the Rights will expire, unless redeemed or exchanged earlier by the Company or terminated, the Rights will expire upon the earliest to occur of (i) the close of business on May 17, 2024, (ii) the close of business on May 17, 2022, if stockholder approval of the Restated Tax Plan has not been obtained by that date, (iii) the close of business on the effective date of the repeal of Section 382 of the Code if the Board determines that the Restated Tax Plan is no longer necessary or desirable for the preservation of the Tax Benefits or (iv) the time at which the Board determines that the Tax Benefits are fully utilized or no longer available under Section 382 of the Code or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes.

Description of the Restated Tax Plan

The following summary of the Restated Tax Plan does not purport to be complete and is qualified in its entirety by the full text of the Restated Tax Plan, a copy of which is attached as an exhibit to this Proxy Statement and is incorporated herein by reference.

Dividend of Preferred Stock Purchase Rights - In connection with its adoption of the Rights Agreement, on April 27, 2001, the Board declared a dividend distribution of one Preferred Stock Purchase Right (each a “Right” and collectively the “Rights”) for each outstanding share of common stock, par value $0.001, of the Company (the “Common Stock”). The distribution was paid as of May 14, 2001 (the “Record Date”), to stockholders of record on that date. As long as the Rights are attached to the Common Stock, the Company will issue one Right (subject to adjustment) with each new share of the Common Stock so that all such shares will have attached Rights. When exercisable, each Right will entitle the registered holder to purchase from the Company one one-thousandth of a share of the Company’s Series A Preferred Stock, $0.001 par value (the “Series A Preferred”), at a price of $70 per Right, subject to adjustment (the “Purchase Price”).

Transfer, “Flip In” and Exercise of the Rights - The Rights detach from the Common Stock and become exercisable if: (i) at the close of business on the tenth business day following a public announcement that a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 4.95% or more of the Common Stock (each such person, an “Acquiring Person”) or (ii) at the close of business on the tenth business day (or such later date as may be determined by action of the Board prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of affiliated or associated persons of shares of Common Stock equal to or exceeding 4.95% of the outstanding Common Stock (the earlier of (i) and (ii) being called the “Distribution Date”). The Board may postpone the Distribution Date of the rights under certain circumstances.

The Restated Tax Plan provides that any person who beneficially owned shares of Common Stock equal to or exceeding 4.95% of the outstanding Common Stock prior, including immediately prior, to the first public announcement of the adoption of the Restated Tax Plan, together with any affiliates and associates of that person (each, an “Existing Holder”), shall not be deemed to be an “Acquiring Person” for purposes of the Restated Tax Plan unless the Existing Holder becomes the beneficial owner of one or more additional shares of Common Stock (other than pursuant to (a) a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or (b) a split or subdivision of the outstanding Common Stock. However, if upon acquiring beneficial ownership of one or more additional shares of Common Stock, the Existing Holder does not beneficially own shares of Common Stock equal to or exceeding 4.95% of the Common Stock outstanding, the Existing Holder shall not be deemed to be an “Acquiring Person” for purposes of the Restated Tax Plan.

The Rights will be transferred only with the Common Stock until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights). After the Distribution Date, separate rights certificates will be issued evidencing the Rights and become separately transferable apart from the Common Stock.

Rights and Preferences of Preferred Stock - Each share of Series A Preferred purchasable upon exercise of the Rights will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of $3,750.00 per share or, if greater, an aggregate dividend of 1,000 times the dividend, if any, declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Series A Preferred will be entitled to a minimum preferential liquidation payment of $150,000.00 per share (plus any accrued but unpaid dividends), provided that such holders of the Series A Preferred will be entitled to an aggregate payment of 1,000 times the payment made per share of Common Stock. Each share of Series A Preferred will have 1,000 votes and will vote together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which shares of the Common Stock are exchanged, each share of Series A Preferred will be entitled to receive 1,000 times the amount received per share of Common Stock. The Series A Preferred will not be redeemable. These rights are protected by customary antidilution provisions. Because of the nature of the Series A Preferred’s dividend, liquidation and voting rights, the value of one one-thousandth of a share of Series A Preferred purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

The Purchase Price payable, and the number of shares of Series A Preferred or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series A Preferred, (ii) upon the grant to holders of the Series A Preferred of certain rights or warrants to subscribe for or purchase Series A Preferred or convertible securities at less than the then current market price of the Series A Preferred or (iii) upon the distribution to holders of the Series A Preferred of evidences of indebtedness, cash, securities or assets (excluding regular periodic cash dividends at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or dividends payable in shares of Series A Preferred (which dividends will be subject to the adjustment described in clause (i) above)) or of subscription rights or warrants (other than those referred to above).

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company beyond those as an existing stockholder, including, without limitation, the right to vote or to receive dividends.

Merger, Exchange or Redemption of the Rights - In the event that a Person becomes an Acquiring Person or if the Company were the surviving corporation in a merger with an Acquiring Person or any affiliate or associate of an Acquiring Person and shares of the Common Stock were not changed or exchanged, each holder of a Right, other than Rights that are or were acquired or beneficially owned by the Acquiring Person (which Rights will thereafter be null and void), will thereafter have the right to receive upon exercise that number of shares of Common Stock having a market value of two times the then current Purchase Price of the Right. In the event that, after a Person has become an Acquiring Person, the Company were acquired in a merger or other business combination transaction or more than 50% of its assets or earning power were sold, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the then current Purchase Price of the Right.

At any time after a Person becomes an Acquiring Person and prior to the earlier of one of the events described in the last sentence of the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the then outstanding Common Stock, the Board of Directors may cause the Company to exchange the Rights (other than Rights owned by an Acquiring Person which will have become null and void), in whole or in part, for shares of Common Stock at an exchange rate of one share of Common Stock per Right (subject to adjustment).

The Rights may be redeemed in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”) by the Board of Directors at any time prior to the time that an Acquiring Person has become such. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment of Tax Benefit Preservation Plan - Any of the provisions of the Restated Tax Plan may be amended by the Board of Directors, or a duly authorized committee thereof, for so long as the Rights are then redeemable, and after the Rights are no longer redeemable, the Company may amend or supplement the Restated Tax Plan in any manner that does not adversely affect the interests of the holders of the Rights (other than an Acquiring Person or any affiliate or associate of an Acquiring Person).

Certain Factors Stockholders Should Consider

Our Board believes that approval by our stockholders of the Restated Tax Plan is in our and our stockholders’ best interests. However, in addition to the risk factors listed in our Annual Report on Form 10-K, please consider the items discussed below when voting on this proposal.

The Internal Revenue Service could challenge the amount of our Tax Benefits or claim we experienced an ownership change, which could significantly reduce the amount of our Tax Benefits that we can use or eliminate our ability to use them altogether - The Internal Revenue Service (“IRS”) has not audited or otherwise validated the amount of our Tax Benefits. The IRS could challenge the amount of our Tax Benefits, which could limit our ability to use our Tax Benefits to reduce our future taxable income. In addition, the complexity of the relevant rules under the Code governing the use of Tax Benefits and the limited knowledge that any public company has about the ownership of its publicly traded common stock, may make it difficult to determine whether an ownership change has occurred. As such, even if the Restated Tax Plan remains in effect, the IRS could claim that we experienced an ownership change and attempt to reduce or eliminate the amount of our Tax Benefits.

Continued Risk of Ownership Change - As discussed above, although the Restated Tax Plan is intended to reduce the likelihood of an ownership change, we cannot assure you that it would prevent all transfers of our common stock that could result in an ownership change.

Potential Impact on the Price of Our Common Stock - The Restated Tax Plan, which is currently in effect, discourages future stockholders from becoming 4.95% or greater stockholders of our common stock and existing 4.95% or greater stockholders from acquiring additional shares of our common stock. Certain investors may not be comfortable holding our common stock subject to the terms of the Restated Tax Plan. As such, approving this proposal to keep the Restated Tax Plan in place could continue the risk that the Restated Tax Plan may depress the price of our common stock, including in an amount that could more than offset the value preserved by protecting our Tax Benefits through the Restated Tax Plan.

Potential Anti-Takeover Impact - Our Board approved the Restated Tax Plan in order to preserve the long-term value of our Tax Benefits. The Restated Tax Plan is not intended to prevent a takeover of our company, was not executed as the result of any potential takeover transaction known to us and is not part of a plan by us to adopt a series of anti-takeover measures. However, the Restated Tax Plan could be deemed to have or actually have an anti-takeover effect because an Acquiring Person may be diluted under certain circumstances under the Restated Tax Plan.

Vote Required and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote of a majority of the voting power of our outstanding shares that are present or represented by proxy at the Annual Meeting and entitled to vote on this proposal. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this vote. Our stockholders may vote “for” or “against” or “abstain” from voting.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPANY’S AMENDED AND RESTATED TAX BENEFIT PRESERVATION PLAN.

PROPOSAL FIVE:

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE AMENDED 2014 EMPLOYEE STOCK PURCHASE PLAN

General

Our Amended 2014 Employee Stock Purchase Plan (the “Purchase Plan”) is designed to provide our eligible employees and those of our participating subsidiaries with the opportunity to purchase shares of our common stock on periodic purchase dates through their accumulated payroll deductions. The Purchase Plan was originally adopted on November 19, 2014, and was subsequently amended and restated effective November 8, 2018. On September 6, 2021, our Board approved the Amended Purchase Plan, the amendment and restatement of the Purchase Plan, subject to stockholder approval.

The Company expects that each offering under the Amended Purchase Plan will be for a period of six months and will consist of consecutive offering periods of approximately six months in length. Offering periods begin on February 16 and August 16, or if such date is not a “trading day” (as defined in the Amended Purchase Plan), the next trading day. Each participant in the Amended Purchase Plan will be granted an option on the first day of the offering period and the option will be automatically exercised on the last day of the applicable offering period using the contributions the participant has made for this purpose. The purchase price for the common stock purchased under the Amended Purchase Plan is 85% of the lesser of the fair market value of the common stock on the first trading day of the applicable offering period or on the last trading day of the applicable offering period. The Amended Purchase Plan administrator (as described below) has the power to change the duration of the offering periods.

We believe our success is due to our highly talented employee base and that future success depends on the ability to attract and retain high caliber personnel. The Amended Purchase Plan is designed to more closely align the interests of our employees with those of our stockholders by encouraging employees to invest in our common stock, and to help our employees share in the Company’s success through the appreciation in value of such purchased stock. The Amended Purchase Plan, together with our equity plan, are important employee retention and recruitment vehicles.

Approximately 2,500 individuals are eligible to participate in the Amended Purchase Plan.

We are seeking stockholder approval of an amendment to the Purchase Plan that increases the maximum number of shares that will be made available for sale thereunder by 7,500,000 shares.

The Purchase Plan had a maximum number of shares available for sale of 19,500,000 shares of common stock. As of September 1, 2021, an aggregate of 3,424,371 shares of common stock remained available for future issuance under the Purchase Plan. We estimate that, with an increase of 7,500,000 shares, we will have a sufficient number of shares of common stock to cover purchases under the Amended Purchase Plan through February 2025. Consequently, we have, subject to stockholder approval, increased the aggregate number of shares that may be sold under the Purchase Plan by 7,500,000 shares of common stock. Our Board believes it is in the best interests of the Company and our stockholders to continue to provide our employees with the opportunity to acquire an ownership interest in the Company through their participation in the Amended Purchase Plan, encouraging them to remain in our employ and more closely aligning their interests with those of our stockholders.

Summary of the Amended Purchase Plan

The following summary of the Amended Purchase Plan is qualified in its entirety by the specific language of the Amended Purchase Plan, which is attached as Exhibit B to this Proxy Statement.

General – The Amended Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code but also permits us to include our non-United States employees in offerings not intended to qualify under Section 423. Each participant in the Amended Purchase Plan is granted at the beginning of each offering under the Purchase Plan (an “Offering”) the right to purchase (a “Purchase Right”) through accumulated post-tax payroll deductions up to a number of shares of the common stock of the Company determined on the first day of the Offering. The Purchase Right is automatically exercised on each purchase date during the Offering, unless the participant has withdrawn from participation in the Amended Purchase Plan prior to such date.

Shares Subject to the Amended Purchase Plan – The Amended Purchase Plan currently authorizes the sale of an aggregate of19,500,000 shares of the Company’s common stock. If any Purchase Right expires, terminates or is canceled, the shares allocable to the unexercised portion of such Purchase Right will again be available for issuance under the Amended Purchase Plan. To prevent dilution or enlargement of the rights of participants under the Amended Purchase Plan, appropriate and proportionate adjustments to the number of shares subject to the Amended Purchase Plan will be made if any change is made to the outstanding common stock by reason of merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or any similar change in the capital structure of the Company not involving the receipt of consideration by the Company.

Administration – The Amended Purchase Plan is administered by the Compensation Committee or other committee or subcommittee duly appointed by our Board of Directors to administer the Amended Purchase Plan. Subject to the provisions of the Amended Purchase Plan, the Compensation Committee determines the terms and conditions of Purchase Rights granted under the Amended Purchase Plan. The Compensation Committee will interpret the Amended Purchase Plan and the Purchase Rights granted, and all determinations of the Compensation Committee will be final and binding on all persons having an interest in the Amended Purchase Plan or any Purchase Right.

Eligibility – Generally, any employee of the Company or any present or future parent or subsidiary corporation of the Company designated by the Compensation Committee for inclusion in the Purchase Plan is eligible to participate in an Offering under the Amended Purchase Plan, so long as the employee is customarily employed for more than 20 hours per week and more than five months in any year. If any local laws applicable to any of our non-United States employees require that participation in the Purchase Plan be extended to additional classes of employees or otherwise impose different terms or restrictions on their participation, those requirements may be satisfied through separate Offerings under the Amended Purchase Plan not intended to qualify under Section 423 of the Code, and such separate Offerings will be treated part of a “Non-423 Plan” component of the Amended Purchase Plan. Employees in certain jurisdictions having unfavorable laws regarding stock purchase plans may be excluded from participating in the Amended Purchase Plan. In any event, no employee who owns or holds options to purchase, or who, as a result of participation in the Amended Purchase Plan, would own or hold options to purchase, five percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary corporation of the Company is eligible to participate in the Amended Purchase Plan.

Offerings – Generally, each Offering under the Amended Purchase Plan will be for a period of 6 months (an “Offering Period”), with new Offering Periods commencing on the 16th day of February and August of each year. The Compensation Committee may establish a different term for one or more Offerings, not to exceed 27 months, or different beginning or ending dates for any Offering Period.

Participation and Purchase of Shares – Participation in an Offering under the Amended Purchase Plan is limited to eligible employees who deliver a properly completed subscription agreement and, with the exception of non-United States employees for whom local law does not permit such deductions, who authorize payroll deduction contributions under the Amended Purchase Plan prior to the first day of the Offering Period (the “Offering Date”). Payroll deductions may not exceed 15% (or such other rate as the Compensation Committee determines) of an employee’s compensation on any payday during the Offering Period. The Compensation Committee will specify alternative means for funding share purchases under the Amended Purchase Plan by non-United States employees in jurisdictions where local law does not permit payroll deduction contributions. An employee who becomes a participant in the Amended Purchase Plan will automatically participate in each subsequent Offering Period beginning immediately after the last day of the Offering Period in which he or she is a participant until the employee withdraws from the Amended Purchase Plan, becomes ineligible to participate, or terminates employment.

Subject to any uniform limitations or notice requirements imposed by the Company, a participant may decrease his or her rate of payroll deductions or withdraw from the Amended Purchase Plan at any time during an Offering. Upon withdrawal, the Company will refund without interest the participant’s accumulated payroll deductions not previously applied to purchase shares. Once a participant withdraws from an Offering, that participant may not again participate in the same Offering.

Subject to certain limitations and unless different terms are specified by the Compensation Committee, each participant in an Offering is granted a Purchase Right to of up to a maximum of $15,000 based on the purchase price as detailed in the following paragraph. In any event, no participant may be granted a Purchase Right that would allow the participant to purchase shares under the Amended Purchase Plan or any other employee stock purchase plan of the Company or any of our subsidiaries having a fair market value (measured on the first day of the Offering Period in which the shares are purchased) exceeding $25,000 for each calendar year in which the Purchase Right is outstanding at any time. Further, the Amended Purchase Plan provides that the maximum number of shares of common stock that may be purchased by all participants may not exceed 1.5 million shares on any purchase date during an Offering Period, unless the Compensation Committee establishes a different limit prior to the Offering Date. Purchase Rights are nontransferable and may only be exercised by the participant.

On each purchase date, the Company issues to each participant in the Offering the number of shares of common stock determined by dividing the amount of payroll deductions (or other funds that may have been contributed by certain non-United States participants) accumulated for the participant during the Offering Period by the purchase price, limited in any case by the number of shares subject to the participant’s Purchase Right for that Offering. The price at which shares are sold under the Amended Purchase Plan is established by the Compensation Committee but may not be less than 85% of the fair market value per share of common stock on the Offering Date or the purchase date, whichever is less. The fair market value of the common stock on any relevant date generally will be the closing price per share as reported on the Nasdaq Global Select Market. Any amounts credited to a participant’s plan account not applied to purchase shares will be returned to the participant without interest, unless the amount remaining is less than the amount necessary to purchase a whole share of common stock, in which case the remaining amount may be applied to the next Offering Period, or will be refunded in the event the employee chooses not to participate in the Amended Purchase Plan during such Offering Period.

Change in Control of the Company – The Amended Purchase Plan provides that a “Change in Control” occurs upon (a) a person or entity (with certain exceptions described in the Amended Purchase Plan) becoming the direct or indirect beneficial owner of more than 50% of the Company’s voting stock; (b) stockholder approval of a liquidation or dissolution of the Company; or (c) the occurrence of any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of the Company, its successor or the entity to which the assets of the company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of the Company’s voting stock entitled to vote in the election of directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company). If a Change in Control occurs, then, unless the surviving or acquiring corporation assumes or continues the outstanding Purchase Rights or substitutes equivalent rights for such corporation’s shares, the Amended Purchase Plan participants’ accumulated payroll deductions will be applied to purchase shares of the common stock in the current Offerings on a date before the Change in Control specified by the Compensation Committee.

Termination or Amendment – The Amended Purchase Plan will continue until terminated by the Compensation Committee. The Compensation Committee may at any time amend, suspend or terminate the Amended Purchase Plan, except that the approval of the Company’s stockholders is required within twelve months of the adoption of any amendment that either increases the number of shares authorized for issuance under the Amended Purchase Plan or changes the definition of the corporations whose employees may participate in the Purchase Plan. Furthermore, no such amendment, suspension or termination of the Amended Purchase plan shall adversely affect previously granted Purchase Rights without the consent of a participant in the Amended Purchase Plan other than as may be permitted by the Amended Purchase Plan or necessary to qualify the Amended Purchase Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to comply with applicable law.

Plan Benefits

Given that the number of shares of common stock that may be purchased under the Purchase Plan is determined, in part, on the market value of our common stock on the first and last day of the Offering Period and that participation is voluntary on the part of employees, the actual number of shares that may be purchased by any individual is not determinable. For illustrative purposes, the following table sets forth (a) the number of shares that were purchased since the inception of the plan until August 15, 2021 under the Purchase Plan, and (b) the average per share purchase price paid for such shares:

		(a)	(b)
Name	Position	Number of Shares Purchased	Average Per Share Exercise Price
Edward B. Meyercord	President, Chief Executive Officer, and Director	37,703	$3.24
Remi Thomas	Chief Financial Officer	1,857	$8.08
Joe Vitalone	Chief Revenue Officer	4,753	$5.58
Executive Group (1)		44,313	$3.98
Non-Executive Director Group (2)		—	$—
Non-Executive Officer Employee Group (3)		16,030,956	$4.57	(4)
(1)	The Executive Group is composed of the three executive officers listed above.
(2)	The Non-Executive Director Group is composed of Board members except Edward B. Meyercord. Directors who are not employees of the Company are not eligible to participate in the Purchase Plan.
(3)	The Non-Executive Officer Employee Group is composed of all our employees worldwide minus the Executive Group.

(4)	The Non-Executive Officer Employee Group average per share exercise price is calculated as a weighted average.

Vote Required and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote of a majority of votes cast for or against the proposal, as well as the presence of a quorum representing a majority of the shares of our common stock entitled to vote at the Annual Meeting, present in person or represented by proxy.  Abstentions and broker non-votes will each be counted as present for purposes of determining a quorum but will not have any effect on the outcome of the vote on this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE PURCHASE PLAN.

PROPOSAL SIX:

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE EXTREME NETWORKS, INC. AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN

The Company’s stockholders are being asked to approve the amendment and restatement of the Extreme Networks, Inc. 2013 Amended and Restated Equity Incentive Plan (which we refer to in this Proposal as the Amended Equity Plan), which would increase the number of shares issuable under the current 2013 Plan (which we refer to in this Proposal as the “Current Equity Plan”) by 7,900,000 shares, which, if granted only in the form of RSUs or other full value awards, would allow for the issuance of only up to approximately 5,266,667 shares. On November 20, 2013, the Board first adopted the Extreme Networks, Inc. 2013 Equity Incentive Plan, which was subsequently amended and restated effective November 9, 2017 and then again November 7, 2019. On September 6, 2021, our Board approved the Amended Equity Plan, the amendment and restatement of the Current Equity Plan, subject to stockholder approval.

As of September 1, 2021, the Current Equity Plan had approximately 7,108,113 shares remaining available for issuance pursuant to awards granted under the plan. We consider the addition of 7,900,000 shares to the Amended Equity Plan to be very important to the future of the Company. We believe that the current share reserve in the Current Equity Plan will not be sufficient to provide meaningful equity incentives to our employees so that we may continue to compete successfully for talent and to achieve our corporate goals.

Our Board is requesting this vote by the stockholders to approve the increase of 7,900,000 shares available for issuance under the Amended Equity Plan. In addition, we are asking you to approve other amendments to the Current Equity Plan as described in more detail below. If the stockholders do not approve the Amended Equity Plan, the Amended Equity Plan will not become effective, the Current Equity Plan will continue in effect pursuant to its current terms and conditions, and we may continue to grant awards under the Current Equity Plan, subject to its terms, conditions and limitations. Stockholders should carefully read this proxy statement in its entirety for more detailed information concerning the proposal to approve the Amended Equity Plan. Additionally, stockholders are directed to the full Amended Equity Plan, which is attached as Exhibit C to this proxy statement. Any summary of the Amended Equity Plan is qualified in its entirety by reference to the Amended Equity Plan.

Overview

We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees, directors and other service providers of the highest caliber. One of the tools our Board regards as essential in addressing these challenges is a competitive equity incentive program. Our stock incentive program provides a range of incentive tools and sufficient flexibility to permit the Compensation Committee of the Board to implement them in ways that will make the most effective use of the shares our stockholders authorize for incentive purposes. We intend to use these incentives to attract new key employees and to continue to retain existing key employees, directors and other service providers for the long-term benefit of the Company and its stockholders.

The Current Equity Plan allows the Company to grant equity compensation awards to employees (including officers), consultants and non-employee directors of the Company and the employees and consultants of its parent or subsidiaries. The Current Equity Plan permits the Company to grant service-based awards and performance-based awards. The Current Equity Plan provides that 33,300,000 shares may be issued under the plan (which includes 6,628,643 shares under the Predecessor Plan (as defined in the Current Equity Plan)), and the plan includes a fungible share reserve whereby each share subject to a full value award granted under the Current Equity Plan results in decreasing the Current Equity Plan share reserve by 1.5 shares. Full value awards are equity awards other than options, stock appreciation rights (“SARs”) or stock purchase rights (or other awards under which the Company receives the fair market value of the shares subject to the award), and include restricted stock and RSUs.

As of September 1, 2021, the Current Equity Plan had approximately 7,108,113 shares remaining available for issuance pursuant to awards granted under the plan. The Company is asking its stockholders to approve adding 7,900,000 shares of our common stock to those reserved for issuance under the Amended Equity Plan, which would be reduced to 5,266,667shares of our common stock if all were issued pursuant to full-value awards.

If the Company’s stockholders do not approve this proposal, the Company may not be able to continue to offer competitive equity packages to retain current employees and employees hired in fiscal year 2022 and later. We would also lose a major tool in aligning the interests of our executives and employees with those of the Company’s stockholders. In the event the Company’s stockholders do not approve the Amended Equity Plan to increase the share reserve, the proposed amendment will not take effect and the Current Equity Plan will continue to be administered in its current form without any increase in the Current Equity Plan’s share reserve and without implementation of the other terms described above.

Proposed Amendments to the Current Equity Plan

The Amended Equity Plan implements the following changes to the Current Equity Plan:

•

Adds 7,900,000 shares of our common stock to those reserved for issuance under the Current Equity Plan, which would be reduced to 5,266,667 shares of our common stock if all were issued pursuant to full-value awards;

•

Makes certain clarifying changes, including to the Current Equity Plan’s one-year minimum vesting provisions, and updates the Current Equity Plan’s provisions relating to “qualified performance-based compensation” as previously defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) in light of the Tax Cuts and Jobs Act of 2017.

Why the Company Stockholders Should Vote for the Amended Equity Plan

The following summarizes some of the reasons why we believe the Company’s stockholders should approve this proposal.

Equity Compensation Awards Allow the Company to Implement its Philosophy of Pay for Performance - The Company uses a mix of service-based awards and performance-based awards for its executive officers and other employees as discussed in more detail in the Compensation Discussion and Analysis. The performance-based awards are eligible to vest only if certain performance milestones are achieved. If the Company’s stockholders approve the Amended Equity Plan, the Company will be able to continue to use equity awards to emphasize the achievement of important business objectives of the Company and, consistent with its pay-for-performance compensation philosophy, directly link executive pay with performance.

We believe that our employees are the Company’s most valuable asset. Accordingly, the approval of the Amended Equity Plan is in the best interest of our stockholders, as equity awards granted under the Amended Equity Plan will help the Company to:

•	attract, motivate, and retain talented employees, consultants and non-employee directors;

•	align employee and stockholder interests;

•	link employee compensation with company performance; and

•	maintain a culture based on employee stock ownership.

If the Company’s stockholders do not approve the Amended Equity Plan, the Company’s growth could be significantly hampered and its ability to operate its business could be adversely affected. If we do not have sufficient shares in the plan to provide meaningful equity incentives, the Company may be compelled to instead offer additional cash-based incentives to compete for talent, which could have a significant effect upon its quarterly results of operations, its cash flow, and its balance sheet. Moreover, this would not be competitive with most other technology companies where equity compensation is an integral part of the compensation offered by these firms. The Company’s success over the next few years will depend heavily on its ability to attract and retain high caliber employees, consultants and board members. The ability to grant equity awards is a necessary and powerful recruiting and retention tool for the Company to hire and motivate the quality personnel it needs to move its business forward.

If we do not increase the shares available for issuance under our equity plan, we would expect to, based on historical usage rates of shares under our Current Equity Plan, exhaust the share limit under the Current Equity Plan by in or around August 2022, at which time we would lose an important compensation tool aligned with stockholder interests to attract, motivate and retain highly qualified talent.

Based on historical usage, we estimate that the shares reserved for issuance under the Amended Equity Plan would be sufficient for approximately 2 years of awards, assuming we continue to grant awards consistent with our historical usage and current practices, as reflected in our three-year average burn rate, and noting that future circumstances may require us to change our current equity grant practices. Based on the foregoing, we expect that we would require an additional increase to the share reserve under the Amended Equity Plan in approximately 2 years, noting that we may require an increase to the share reserve under the Amended Equity Plan earlier or later than2 years depending on factors such as our future equity grant practices, the future price of our shares and our hiring activity during the next few years, which we cannot predict with any degree of certainty at this time.

The total aggregate equity value of the additional authorized shares being requested under the Amended Equity Plan (above the shares remaining available for issuance under the Current Equity Plan), based on the closing price for one common share on September 1, 2021 is $85,478,000.

We Manage Our Equity Incentive Program Thoughtfully - We manage our long-term stockholder dilution by limiting the number of equity awards granted annually and limiting what we grant to what we believe is an appropriate amount of equity necessary to attract, reward and retain employees.

As of September 1, 2021, equity awards outstanding under all of the Company’s equity plans (including the Current Equity Plan) were approximately 1,644,702 stock options, no unvested shares of restricted stock, 8,077,780 RSUs and 1,644,788 performance based restricted stock units (“PSUs”). As of September 1, 2021, we had 129,684,927 shares outstanding. Accordingly, our approximately 9,121,528 outstanding awards (not including awards under our employee stock purchase plan) plus 2,597,475 shares available for future grant under the Company’s equity plans (not including under our employee stock purchase plan) as of September 1, 2021 represented approximately 11.07% of our common stock outstanding (commonly referred to as the “overhang”).

As of September 1, 2021, the average weighted per share exercise price of all outstanding stock options (whether granted under the Current Equity Plan, under equity plans assumed in connection with corporate transactions or under our previous equity plans) was $5.24 and the weighted average remaining contractual term was 3.55 years.

The table below sets forth additional historical overhang and burn rate metrics, with the burn rates below reflecting a three-year simple average burn rate of 7.77% and a three-year simple average net burn rate of 4.58% over fiscal years 2019, 2020 and 2021.

	FY2019	FY2020	FY2021
Overhang (1)	15.5%	19.5%	13.8%
Burn Rate (2)	5.61%	9.55%	8.14%
Net Burn Rate (3)	5.17%	4.94%	3.63%

(1)

Overhang is calculated by dividing the total shares underlying all outstanding equity awards (and shares available for grant but not outstanding) as of the end of each fiscal year by the Company’s total number of shares outstanding as of the end of each fiscal year. This calculation includes all outstanding options (whether or not “in the money”) and full value awards that may or may not vest because they are not yet earned or because performance criteria may not be achieved.

(2)	Burn rate is calculated by dividing the number of shares subject to equity awards granted during the fiscal year by the weighted average ordinary shares outstanding during the applicable year.
(3)

Burn rate is calculated by dividing the number of shares subject to equity awards granted during the fiscal year by the weighted average ordinary shares outstanding during the applicable year. Net burn rate also adjusts for cancellations and forfeitures.

Performance-Based Full Value Award Activity(1)

	FY2019	FY2020	FY2021
Granted (2)	635	0	475
Earned (3)	342		0
Earned and Released	342	0	0
Earned and Unreleased	0		0
Earned and Cancelled/Forfeited	25	1,571	484
Net (4)	317	-1,571	-9

(1)	In thousands.
(2)	Represents performance-based restricted stock units granted in the relevant fiscal year.
(3)	For purposes of this table shares are earned when the performance criteria are satisfied. Earned shares may be subject to additional service-based vesting requirements.
(4)	For purposes of this table, the net shares is the difference between the shares earned in a fiscal year and the shares cancelled/forfeited in a fiscal year.

Performance-Based Option Award Activity(1)

	FY2019	FY2020	FY2021
Granted (2)	852	0	0
Earned (3)	0	0	0
Cancelled/Forfeited	0	177	53
Net (4)	852	-177	-53

(1)	In thousands.
(2)	Represents performance-based option awards granted in the relevant fiscal year.
(3)	For purposes of this table, options are earned when the performance criteria are satisfied. Earned options may be subject to additional service-based vesting requirements.
(4)	For purposes of this table, the net options is the difference between the options earned in a fiscal year and the options cancelled/forfeited in a fiscal year.

Service-Based Full Value Award Activity(1)

	FY2019	FY2020	FY2021
Granted (2)	4,069	7,128	5,892
Cancelled/Forfeited	831	1,890	731
Net (3)	3,238	5,238	5,161

(1)	In thousands.
(2)	Represents service-based RSUs granted in the relevant fiscal year and does not include PSUs.
(3)	For purposes of this table, the net shares is the difference between the shares granted in a fiscal year and the shares cancelled/forfeited in a fiscal year.

Service-Based Option Award Activity(1)

	FY2019	FY2020	FY2021
Granted (2)	0	637	0
Cancelled/Forfeited	86	40	603
Net (3)	-86	597	-603

(1)	In thousands.
(2)	Represents service-based option awards granted in the relevant fiscal year and does not include performance-based options.
(3)	For purposes of this table, the net options are the difference between the options granted in a fiscal year and the options cancelled/forfeited in a fiscal year.

The Amended Equity Plan Reflects Compensation and Governance Best Practices - The Amended Equity Plan continues a broad range of compensation and governance best practices as under the Current Equity Plan, with some of the key features as follows:

•

No Increase to Shares Available for Issuance without Stockholder Approval. The total number of shares of common stock that may be issued under the plan (other than in connection with adjustments in connection with certain corporate reorganizations and other events) may not be increased without stockholder approval.

•

No Single-Trigger Vesting of Awards. Other than with respect to awards held by non-employee directors, the Amended Equity Plan does not provide for single-trigger accelerated vesting provisions for changes in control unless awards are not assumed or continued by the surviving entity.

•

No Repricing of Options and Stock Appreciation Rights. Where the exercise price of an option or stock appreciation right is greater than the fair market value of a share of our common stock, such award may not be repriced, replaced or regranted through cancellation or modification to reduce the applicable exercise price without stockholder approval.

•

Limitations on Dividend Payments on Performance Awards. Dividends and dividend equivalents are subject to the same vesting conditions as the shares subject to the underlying award and are not paid unless and until such conditions are met.

•

No In-the-Money Option or Stock Appreciation Right Grants. Options and SARs may not be granted with an exercise or base price less than 100% of the fair market value of our common stock on the date of grant.

•

Limitations on Share Recycling. Upon the exercise of a stock appreciation right or net exercise of an option, the number of shares available under the Amended Equity Plan will be reduced by the gross number of shares for which the award is exercised. In addition, shares tendered or withheld by the Company to satisfy any tax withholding obligation with respect to options or SARs may not be added back to the share reserve, as would considered “liberal share counting” practices as defined by Institutional Shareholder Services.

•	No Evergreen Feature. The Amended Equity Plan does not provide for an annual automatic increase in the share reserve.

•

Independent Administration. The Compensation Committee of our board of directors, which consists of two or more non-employee independent directors, generally will administer the Amended Equity Plan if it is approved by stockholders.

New Plan Benefits

Except as provided under the Company’s director compensation program with respect to annual RSU grants to our non-employee directors, the actual number of awards (if any) that an executive officer, employee or consultant of the Company or its parent or subsidiaries or a non-employee director of the Company may receive under the Amended Equity Plan is at the discretion of the Compensation Committee and therefore cannot be determined in advance.

The following table sets forth the awards to be received under the Amended Equity Plan, to the extent currently determinable:

Number of Shares
Underlying Restricted
Name and Position	Dollar Value ($)	Stock Unit Grants
Edward B. Meyercord, President, Chief Executive Officer and Director	—	—
Remi Thomas, Executive Vice President and Chief Financial Officer	—	—
Joe Vitalone, Chief Revenue Officer	—	—
Executive Group	—	—
All Directors Who Are Not Executive Officers as a Group	1,140,000	(1)
Non-Executive Officer Employees as a Group	—	—
(1)

Under the Company’s director compensation program, on the date of the 2019 Annual Meeting of our stockholders, each non-employee director continuing service with the Company after the meeting is granted an annual award of restricted stock units, or RSUs, determined by dividing $190,000 by the price of the Company’s common stock at the close of business on the Nasdaq Global Select Market on the date of the Annual Meeting, rounded down to the nearest whole RSU.

Summary Description of the Amended Equity Plan

The following summary of the Amended Equity Plan is qualified in its entirety by the specific language of the Amended Equity Plan, a copy of which is attached to this proxy statement as Exhibit C.

General - The purpose of the Amended Equity Plan is to advance the interests of the Company and its stockholders by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors and to provide them with an equity interest in the growth and profitability of the Company. These incentives may be provided through the grant of stock options, SARs, restricted stock purchase rights, restricted stock bonuses, RSUs, performance shares, PSUs, and other share-based awards and cash-based awards.

Authorized Shares - The maximum aggregate number of shares authorized for issuance under the Amended Equity Plan is the sum of 41,200,000 shares plus up to 6,628,643 additional shares, comprised of the number of shares remaining available for grant under the Company’s 2005 Equity Incentive Plan immediately prior to its termination and the number of shares subject to any option or other award outstanding under the Company’s 2005 Equity Incentive Plan or the Enterasys Inc. 2013 Stock Plan that expires or is forfeited for any reason after November 20, 2013, the date the plan was originally established. In addition, to comply with applicable tax rules, the Amended Equity Plan also limits to 41,200,000 the number of shares that may be issued upon the exercise of incentive stock options granted under the Amended Equity Plan.

Share Counting - Each share subject to a stock option, stock appreciation right, or other award that requires the participant to purchase shares for their fair market value determined at the time of grant will reduce the number of shares remaining available for grant under the Amended Equity Plan by one share. However, each share subject to a “full value” award (i.e., an award settled in stock, other than an option, stock appreciation right, or other award that requires the participant to purchase shares for their fair market value determined at grant) will reduce the number of shares remaining available for grant under the Amended Equity Plan by 1.5 shares.

If any award granted under the Amended Equity Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company for not more than the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the Amended Equity Plan.

Shares will not be treated as having been issued under the Amended Equity Plan and will therefore not reduce the number of shares available for issuance to the extent an award is settled in cash. Shares that are withheld or reacquired by the Company in satisfaction of a tax withholding obligation in connection with an option or a stock appreciation right or that are tendered in payment of the exercise price of an option will not be made available for new awards under the Amended Equity Plan. Upon the exercise of a stock appreciation right or net-exercise of an option, the number of shares available under the Amended Equity Plan will be reduced by the gross number of shares for which the award is exercised.

Adjustments for Capital Structure Changes - Appropriate and proportionate adjustments will be made to the number of shares authorized under the Amended Equity Plan and to outstanding awards in the event of any change in our common stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding regular, periodic cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee also has the discretion under the Amended Equity Plan to adjust other terms of outstanding awards as it deems appropriate.

Nonemployee Director Award Limits - The sum of the grant date fair value of all equity-based awards and any cash compensation provided to a service provider as compensation for services as a non-employee director may not exceed $750,000 for each calendar year.

Administration - The Amended Equity Plan generally will be administered by the Compensation Committee, although the Board retains the right to appoint another of its committees to administer the Amended Equity Plan or to administer the Amended Equity Plan directly. For purposes of this summary, the term “Compensation Committee” will refer to either such duly appointed committee or the Board of Directors. Subject to the provisions of the Amended Equity Plan, the Compensation Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Compensation Committee may, except as provided by the Amended Equity Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award.

The Amended Equity Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the Amended Equity Plan. All awards granted under the Amended Equity Plan will be evidenced by a written or digitally signed agreement between the Company and the participant specifying the terms and conditions of the award, consistent with the requirements of the Amended Equity Plan. The Compensation Committee will interpret the Amended Equity Plan and awards granted under it, and all determinations of the Compensation Committee generally will be final and binding on all persons having an interest in the Amended Equity Plan or any award.

Prohibition of Option and SAR Repricing - The Amended Equity Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Compensation Committee may not provide for any of the following with respect to underwater options or stock appreciation rights: (1) either the cancellation of such outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price or the amendment of outstanding options or stock appreciation rights to reduce the exercise price, (2) the issuance of new full value awards in exchange for the cancellation of such outstanding options or stock appreciation rights, or (3) the cancellation of such outstanding options or stock appreciation rights in exchange for payments in cash.

Eligibility - Awards may be granted to employees, directors and consultants of the Company or any present or future parent or subsidiary corporation or other affiliated entity of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of September 1, 2021, we had approximately 2,741 employees worldwide (including three current executive officers), 140 consultants and six non-employee directors who would be eligible to receive awards under the Amended Equity Plan.

Vesting - Awards under the Amended Equity Plan granted on or after November 9, 2017 (excluding any substitute grants made in connection with a merger or other corporate transaction) will vest no earlier than the first anniversary of the date the award is granted. However, the Compensation Committee may provide that such vesting restrictions lapse or are waived upon the participant’s death, disability, termination of service or the consummation of a change of control. In addition, the Compensation Committee may grant awards that will result in the issuance of up to 5% of the shares reserved for issuance under the Amended Equity Plan without regard to the minimum vesting provisions and awards to non-employee directors may vest on the earlier of the first anniversary of the date of grant or the next annual meeting of stockholders (provided that such vesting period may not be less than 50 weeks after grant).

Stock Options - The Compensation Committee may grant non-statutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than 100% of the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant.

The Amended Equity Plan provides that the option exercise price may be paid in cash, by check, or cash equivalent, or if permitted by the Compensation Committee, by means of a broker-assisted cashless exercise; by means of a net-exercise procedure; to the extent legally permitted, by tender to the Company of shares of common stock owned by the participant having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Compensation Committee; or by any combination of these. Nevertheless, the Compensation Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Company, through the participant’s surrender of a portion of the option shares to the Company.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Compensation Committee. The maximum term of any option granted under the Amended Equity Plan is seven years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Compensation Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date, and provided further that an option will terminate immediately upon a participant’s termination for cause (as defined by the Amended Equity Plan) or if the participant engages in any act constituting cause after termination, during any period in which any option otherwise would remain exercisable.

Options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, an option may be assigned or transferred to the extent permitted by the Compensation Committee and set forth in the applicable award agreement. In the case of an incentive stock option, such assignment or transfer is only permitted to the extent that the transfer will not terminate its tax qualification.

Stock Appreciation Rights - The Compensation Committee may grant stock appreciation rights either in tandem with a related option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and only to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Compensation Committee. The exercise price of each stock appreciation right may not be less than 100% of the fair market value of a share of our common stock on the date of grant.

Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in shares of common stock whose fair market value on the exercise date equals the payment amount. At the Compensation Committee’s discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or shares of common stock. The maximum term of any stock appreciation right granted under the Amended Equity Plan is seven years.

Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant. If permitted by the Compensation Committee, a Tandem SAR related to a non-statutory stock option and a Freestanding SAR may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Compensation Committee and set forth in the applicable award agreement. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

Restricted Stock Awards - The Compensation Committee may grant restricted stock awards under the Amended Equity Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to the Company rendered by the participant. The Compensation Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Compensation Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Compensation Committee, (i) a participant will forfeit any shares of restricted stock acquired from a restricted stock bonus as to which the vesting restrictions have not lapsed prior to the participant’s termination of service and (ii) the Company will have the right to repurchase from the participant, for the purchase price paid by the participant, any restricted stock acquired by the participant pursuant to a restricted stock purchase right as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. Unless otherwise determined by the Compensation Committee, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends may not be paid until the applicable restricted stock vests.

Restricted Stock Units - The Compensation Committee may grant RSUs under the Amended Equity Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of RSUs or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company. The Compensation Committee may grant RSU awards subject to vesting conditions based on such service or performance criteria as the Compensation Committee specifies and as set forth the in the applicable award agreement. Unless otherwise provided by the Compensation Committee, a participant will forfeit any RSUs which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to RSU awards until shares of common stock are issued in settlement of such awards. However, the Compensation Committee may grant RSUs that entitle their holders to dividend equivalent rights, which are rights to receive cash or additional RSUs whose value is equal to any cash dividends the Company pays. Dividend equivalents may accrue on RSUs, but shall not be payable unless and until the applicable award vests.

Performance Awards - The Compensation Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Compensation Committee determines in writing and sets forth in a written agreement between the Company and the participant. These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock in the case of performance shares and a monetary value established by the Compensation Committee at the time of grant in the case of performance units. Each performance award agreement will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock that are subject to additional vesting) or any combination of these.

The Compensation Committee, in its discretion, may base performance goals on one or more of the following measures (or such other measure established by the Compensation Committee): revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: share-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; balance of cash, cash equivalents and marketable securities; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; total stockholder return, employee satisfaction; employee retention; market share; customer satisfaction; product development; research and development expense; completion of an identified special project; completion of a joint venture or other corporate transaction and new customer acquisition.

The target levels with respect to these performance measures may be expressed on an absolute basis or relative to an index, budget or other standard specified by the Compensation Committee. The degree of attainment of performance measures will be calculated prior to the accrual or payment of any performance award for the same performance period, in accordance with generally accepted accounting principles (GAAP), if applicable, or any other methodology established by the Committee prior to the grant of the performance award, , excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.

In its discretion, the Compensation Committee may provide for a participant awarded performance shares to receive dividend equivalent rights with respect to cash dividends paid on our common stock to the extent of the performance shares that are earned and become nonforfeitable. The Compensation Committee may provide for performance award payments in lump sums or installments.

No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Under the Amended Equity Plan, all provisions governing an award granted prior to November 2, 2017 and outstanding as of the effective date of the Amended Equity Plan that satisfies the requirements of Section 162(m) of the Code for certain performance-based compensation paid to “covered employees” will continue in effect, notwithstanding any elimination from the Amended Equity Plan.

Cash-Based Awards and Other Stock-Based Awards - The Compensation Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Compensation Committee determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of shares or units based on shares or other equity-related awards. Such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of awards may be in cash, other property or shares of common stock, as determined by the Compensation Committee. A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The Compensation Committee may grant dividend equivalent rights with respect to other stock-based awards. Dividend equivalents may accrue on stock-based awards, but shall not be payable unless and until the applicable award vests. Dividend equivalents are not payable with respect to options or SARs. The effect on such awards of the participant’s termination of service will be determined by the Compensation Committee and set forth in the participant’s award agreement.

Change in Control - Unless otherwise defined in a participant’s award or other agreement with the Company, the Amended Equity Plan provides that a “Change in Control” generally occurs upon (a) a person or entity (with certain exceptions described in the Amended Equity Plan) becoming the direct or indirect beneficial owner of more than 50% by voting power or fair market value of the Company’s voting stock; (b) stockholder approval of a liquidation or dissolution of the Company; or (c) the occurrence of any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the combined voting power of the voting securities of the Company, its successor or the entity to which the assets of the company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of the combined voting power of the Company’s voting stock; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

The Amended Equity Plan does not provide for any automatic single trigger acceleration upon a Change in Control, other than with respect to awards held by non-employee directors. Instead, if a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. If so determined by the Compensation Committee, stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control. Any awards which are not assumed or continued in connection with a Change in Control will vest in full effective immediately prior to the Change in Control, and, except as otherwise provided in an award agreement, for each such award that vests subject to the attainment of one or more performance goals, the applicable performance goals will be deemed achieved at the greater of target or actual performance (with the performance goals equitably adjusted to reflect a shortened performance period ending as of the Change in Control). The Compensation Committee may also provide in the grant of any award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement of each or any outstanding award or portion thereof and shares acquired pursuant thereto upon the termination of a participant’s service in connection with a Change in Control. Under the CiC Plan (as defined below), upon the occurrence of a Change in Control, equity awards held by the named executive officers that are not assumed or otherwise continued by an acquirer will accelerate in full immediately prior to the Change in Control, with each performance-based equity award deemed achieved at the greater of target or actual achievement (with performance goals equitably adjusted if necessary to reflect a truncated performance period) unless otherwise provided in an applicable award agreement. The vesting of all awards held by non-employee directors will be accelerated in full upon a Change in Control pursuant to our director compensation program.

Awards Subject to Section 409A of the Code - Certain awards granted under the Amended Equity Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and the regulations and other administrative guidance issued pursuant to Section 409A. Any such awards will be required to comply with the requirements of Section 409A. Notwithstanding any provision of the Amended Equity Plan to the contrary, the Compensation Committee is authorized, in its sole discretion and without the consent of any participant, to amend the Amended Equity Plan or any award agreement as it deems necessary or advisable to comply with Section 409A.

Amendment, Suspension or Termination - The Amended Equity Plan will continue in effect until its termination by the Compensation Committee, provided that no awards may be granted under the Amended Equity Plan following the tenth anniversary of the Amended Equity Plan’s effective date, which will be the date on which it is approved by the stockholders. The Compensation Committee may amend, suspend or terminate the Amended Equity Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the Amended Equity Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law. No amendment, suspension or termination of the Amended Equity Plan may affect any outstanding award unless expressly provided by the Compensation Committee, and, in any event, may not have a materially adverse effect on an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code.

Withholding - As a condition to the issuance or delivery of stock or payment of other compensation pursuant to the exercise or lapse of restrictions on any award, the Company requires participants to discharge all applicable withholding tax obligations. Shares held by or to be issued to a participant may be used to discharge statutory tax withholding obligations at up to the applicable maximum statutory tax withholding rate.

Summary of U.S. Federal Income Tax Consequences - The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Amended Equity Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options - A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Non-statutory Stock Options - Options not designated or qualifying as incentive stock options are non-statutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a non-statutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a non-statutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a non-statutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights - A Participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock - A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards – A participant generally will recognize no income upon the grant of an RSU, performance share, PSU, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of the shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any further gain or loss will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Section 162(m) of the Code - In general, under Section 162(m) of the Code, publicly-held corporations like the Company may only take income tax deductions in respect of total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits) paid to certain executive officers of up to $1.0 million in any taxable year of the corporation. Prior to the Tax Cuts and Jobs Act of 2017, the deduction limit did not apply to certain “qualified performance-based compensation.” However, following the effectiveness of the new rules, which generally apply to taxable years beginning after December 31, 2017, such “qualified performance-based compensation” exception is no longer applicable unless provided pursuant to a written binding contract in effect on November 2, 2017 that is not modified in any material respect after that date, which may include certain equity grants made under the Current Equity Plan.

Tax Consequences to the Company – In general, the Company should be entitled to a deduction when a participant recognizes compensation income; however, any such deduction will be subject to the limitations of Section 162(m) of the Code as described above.

Vote Required and Board of Directors Recommendation

Approval of this proposal requires the affirmative vote of a majority of the votes cast for or against this proposal, as well as the presence of a quorum representing a majority of the shares of our common stock entitled to vote at the 2021 Annual Meeting, present in person or represented by proxy. Abstentions and broker non-votes will each be counted as present for purposes of determining a quorum but will not have any effect on the outcome of the vote on this proposal.

The Board believes that the proposed adoption of the Amended Equity Plan is in the best interests of the Company and its stockholders for the reasons stated above.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDED AND RESTATED EXTREME NETWORKS, INC. 2013 EQUITY INCENTIVE PLAN.

PROPOSAL SEVEN:

SHAREHOLDER PROPOSAL REGARDING SIMPLE MAJORITY VOTING

The Company has been advised that a stockholder, Kenneth Steiner, 14 Stoner Ave., 2M, Great Neck, New York  11021, the beneficial owner of no fewer than 500 shares of the Company’s common stock since January 1, 2020, intends to present the following stockholder proposal at the Annual Meeting through his designee, John Chevedden of 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278.  If the stockholder (or his “qualified representative”) is present at the Annual Meeting and properly submits the proposal for a vote, then the stockholder proposal will be voted upon at the Annual Meeting.  In accordance with federal securities laws, the stockholder proposal is presented below as submitted by the stockholder and is quoted verbatim.  The Company disclaims all responsibility for the content of the proposal and the supporting statement, including other sources referenced in the supporting statement:

Proposal 7 – Simple Majority Vote

RESOLVED, Shareholders request that our board take each step necessary so that each shareholder voting requirement in our charter and bylaws (that is explicit or implicit due to default to state law) that calls for a greater than simple majority vote be eliminated, and replaced by a requirement for a majority of the votes cast for and against applicable proposals, or a simple majority in compliance with applicable laws. If necessary this means the closest standard to a majority of the votes cast for and against such proposals consistent with applicable laws.

Shareholders are willing to pay a premium for shares of companies that have excellent corporate governance.  Supermajority voting requirements have been found to be one of 6 entrenching mechanisms that are negatively related to company performance according to “What Matters in Corporate Governance” by Lucien Bebchuk, Alma Cohen and Allen Ferrell of the Harvard Law School.  Supermajority requirements are used to block initiatives supported by most shareowners but opposed by status quo management.

This proposal topic won from 74% to 88% support at Weyerhaeuser, Alcoa, Waste Management, Goldman Sachs, FirstEnergy, and Macy’s. These votes would have been higher than 74% to 88% if more shareholders had access to independent proxy voting advice.  The proponents of these proposals included Ray T. Chevedden and William Steiner.  This proposal topic also received overwhelming 99%-support at the 2019 Fortive annual meeting.

This proposal topic is more important after shareholder support of management in 2019 showed weakness.  The Amendment and Restatement of the Company’s 2013 Equity Incentive Plan was rejected by 30% of shares.  The say on management pay proposal was rejected by 11% of shares when many companies have a rejection rate of 5%

Currently a 2%-minority can frustrate the will of our 66%-shareholder majority in an election with 67% of shares casting ballots.  In other words a 2%-minority could have the power to prevent shareholders from improving the governance of our company.  Also a 67% supermajority can amount to an 85% supermajority of the shares that normally cast ballots at the annual meeting.  A competitive management has no need to hide behind an 85% supermajority vote barrier.

Currently the role of shareholders is downsized because management can simply ignore an overwhelming 66%-vote of shareholders.

In anticipation of overwhelming shareholder support for this proposal topic the Governance Committee Chair could expedite adoption of this proposal topic by giving shareholders an opportunity to vote on a binding management proposal on this topic at our 2021 annual meeting.  Hence adoption could take place in 2021 instead of 2022.

Please vote yes:

Simple Majority Vote – Proposal 7

Vote Required and Board of Directors Recommendation

Approval of Proposal No. 7 requires the requires the affirmative vote of a majority of the votes cast for or against the proposal at the Annual Meeting, as well as the presence of a quorum representing a majority of the shares of our common stock entitled to vote at the Annual Meeting, present in person or represented by proxy. Abstentions and broker non-votes will each be counted as present for purposes of determining a quorum but will not have any effect on the outcome of the proposal.

The Board has carefully considered this proposal and concluded that its adoption is unnecessary and not in the best interests of our stockholders.  Accordingly, the Board unanimously recommends a vote AGAINST this proposal for the reasons outlined below.

Extreme Network has an Excellent Corporate Governance Structure - Our Board is firmly committed to excellence in corporate governance and has adopted a wide range of practices and procedures that promote effective Board oversight. Our Board believes that the corporate governance concerns raised by the proponent are misplaced. Some of the Company’s progressive governance rules and programs include the following:

•	directors are elected annually;

•

we have adopted a director resignation policy.  Pursuant to our Corporate Governance Guidelines, if an incumbent director fails to receive the affirmative vote of a majority of the votes cast at an election that is not a contested election, he or she shall tender his or her resignation to the Board;

•	six of our seven directors, or 86%, are “independent” under the standards adopted by the Securities and Exchange Commission and NASDAQ Rule 5605;

•	our current leadership structure separates the roles of the Chair of our Board and Chief Executive Officer;

•	the Board’s Audit Committee, Compensation Committee and Nominating, Governance and Social Responsibility Committee are each comprised solely of independent directors;

•

the Board’s Independent Chair chairs executive sessions of the independent directors, ensures that independent directors have adequate opportunities to meet without management present and ensures that independent directors have an opportunity to provide input on the agenda for meetings of the Board; and

•

the Board’s Nominating, Governance and Social Responsibility Committee regularly identifies, reviews, evaluates and nominates candidates to serve on the Board and assists the Board in its annual reviews of the performance of the Board and its committees.

 Benefit to Stockholders of Supermajority Provisions - Under a simple majority voting standard, where only a “majority of the votes cast for and against” is required, a few large stockholders could approve certain key actions and significantly alter the governance of the Company. For example, if a simple majority voting standard were adopted as proposed, and only 50.1% of the Company’s outstanding voting power is voted at a stockholder meeting, holders of just 25.1% of the Company’s outstanding voting power could approve fundamental changes to the Company’s corporate governance structure that could negatively impact the interests of all stockholders. As a result, a very small group of stockholders may act in their own self-interests, to the detriment of the Company’s other stockholders. Our Board of Directors believes that the few heightened voting standards currently established by the Governance Documents (as defined below) protect our stockholders against the self-interested actions of a few stockholders.

 Voting Thresholds - A majority of votes cast is already the voting standard for most matters voted upon by our stockholders under the Company’s Restated Certificate of Incorporation (the “Certificate”) and Amended and Restated Bylaws (the “Bylaws” and, together with the Certificate, the “Governance Documents”). Pursuant to the Bylaws, all matters shall be determined by a majority of the votes cast affirmatively or negatively on the matter, except where a different voting standard is required by law or the Governance Documents. A stricter voting standard is required only for the three matters outlined below:

•

The removal of directors. The removal of a director, with or without cause, requires the affirmative vote of a majority of the shares of our common stock issued and outstanding and entitled to vote at the meeting (the “Company’s outstanding voting power”);

•	Bylaws. The adoption, amendment or repeal of the Bylaws by the stockholders requires the affirmative vote of at least 66-2/3% of the Company’s outstanding voting power; and

•	Certificate. The amendment or repeal of certain provisions of the Certificate requires the affirmative vote of at least 66-2/3% of the Company’s outstanding voting power.

 These voting standards are intended to comply with applicable law, to maximize long-term value for all stockholders and to provide protection for all stockholders against self-interested actions of one or a few large stockholders. Our Board of Directors believes that in these limited circumstances, the higher voting requirements are appropriate because certain fundamental matters should require the support of a broad consensus of the Company’s stockholders, rather than a simple majority of the votes cast at a meeting.

Fiduciary Duty - The Board is subject to fiduciary duties under the law to act in a manner that it believes to be in the best interests of the Company and its stockholders. Stockholders, on the other hand, do not have the same fiduciary duty as the Company’s directors. As a result, a group of short-term stockholders may act in their own self-interests to the detriment of other stockholders. We believe that the few supermajority voting standards in our Governance Documents described above help to safeguard the long-term interests of the Company and its stockholders.

Protection Against Certain Takeovers - The supermajority voting provisions included in the Governance Documents further protect the Company’s stockholders by encouraging persons or firms making unsolicited takeover bids to negotiate directly with the Board. As noted above, the Board has a fiduciary duty under the law to act in a manner that it believes to be in the best interests of the Company and its stockholders. In addition, more than 80% of the Company’s Board members are independent under the standards adopted by Nasdaq. Supermajority voting requirements encourage potential acquirers to deal directly with the Board, which in turn enhances the Board’s ability to consider the long-term interests of all stockholders. The Company believes that its independent Board is in the best position to evaluate proposed offers, to consider alternatives, to protect stockholders against abusive tactics during a potential takeover process, and as appropriate, to negotiate the best possible return for all stockholders. Elimination of these supermajority provisions would make it more difficult for the Company’s independent, stockholder-elected Board to preserve and maximize value for all stockholders in the event of an unsolicited takeover bid.

Consistent with its current practice, our Board will continue to evaluate the future implementation of appropriate corporate governance measures. However, for the reasons discussed above, the Board of Directors does not believe that it is in the best interests of stockholders or the Company to implement the proposal’s request for the lowest possible voting thresholds on all matters on which stockholders vote.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” THE STOCKHOLDER PROPOSAL TO IMPLEMENT A SIMPLE MAJORITY VOTE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 13, 2021, certain information with respect to the beneficial ownership of our common stock by: (i) each stockholder known by us to be the beneficial owner of more than five percent of our common stock, (ii) each named executive officer, (iii) each of our directors and director nominees, and (iv) all executive officers and directors as a group.

Except as otherwise indicated, the address of each beneficial owner is c/o Extreme Networks, Inc., at 2121 RDU Center Drive, Suite 300 Morrisville, North Carolina 27560.

Name(1)	Amount of Beneficial Ownership(2)	Percent of Class (3)
Non-Employee Directors:
Charles P. Carinalli, Director(4)	415,831	*
Edward H. Kennedy, Director(4)	616,729	*
Raj Khanna, Director(4)	250,746	*
John C. Shoemaker, Director(4)	530,429	*
Kathleen M. Holmgren, Director(4)	179,143	*
Ingrid J. Burton, Director(4)	75,722	*
Named Executive Officers:
Edward B. Meyercord, President, Chief Executive Officer, and Director(5)	1,742,428	1.34%
Remi Thomas, Executive Vice President, Chief Financial Officer	117,405	*
Joe Vitalone, Former Chief Revenue Officer (6)	91,957	*
All Executive Officers and Directors as a Group (9 persons)	4,020,390	3.10%

5% Owners:
BlackRock Inc.(7)	17,612,593	13.58%
55 East 52nd Street
New York, NY 10055
The Vanguard Group(8)	8,722,142	6.72%
100 Vanguard Blvd.
Malvern, PA 19355

*	Less than 1 percent.
(1)

Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table.

(2)	Under the rules of the SEC, a person is deemed to be the beneficial owner of securities that can be acquired by the person within 60 days of September 13, 2021.
(3)

Calculated on the basis of 129,709,947 shares of common stock outstanding as of September 13, 2021, provided that any additional shares of common stock that a stockholder has the right to acquire within 60 days of September 13, 2021 are deemed to be outstanding for purposes of calculating that stockholder’s percentage of beneficial ownership. These shares are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.

(4)	Includes 42,505 RSUs vesting with 60 days of September 13, 2021.
(5)	Includes 1,023,622 shares issuable pursuant to options exercisable within 60 days of September 13, 2021.
(6)	Includes 33,350 RSUs vesting with 60 days of September 13, 2021.
(7)

Based on information supplied by BlackRock, Inc. in a Schedule 13G/A filed with the SEC on January 26, 2021. BlackRock, Inc. is deemed to have sole voting power for 17,353,148 of these shares, shared voting power of 0 of these shares, sole dispositive power for 17,612,593 of these shares, and shared dispositive power of 0 of these shares. BlackRock Fund Advisors may beneficially own 5% or greater of the Company’s outstanding shares.

(8)

Based on information supplied by The Vanguard Group in a Schedule 13G/A filed with the SEC on February 10, 2021. The Vanguard Group is deemed to have sole voting power for 0 of these shares, shared voting power for 283,420 of these shares, sole dispositive power for 8,340,703 of these shares, and shared dispositive power for 381,439 of these shares.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Officers

Set forth below are the name, age, position of and biographical information about each of the Company’s executive officers, as of the date of this proxy statement.

 EDWARD B. MEYERCORD

Mr. Meyercord’s biography is included with the other members of the Board of Directors above.

RÉMI THOMAS

Mr. Thomas, age 53, was appointed Executive Vice President and Chief Financial Officer on November 26, 2018. He most recently was the Senior Vice President, Corporate Controller at CA Technologies from April 2017 until November 2018. Prior to that, from August 2015 until March 2017, he was the Vice President, Finance, Software at Hewlett Packard Enterprise. Prior to that, from January 2008 until August 2015, he held various positions at Alcatel-Lucent including Head of M&A and Corporate Development; Head of Result Delivery Office; Chief Financial Officer, Wireless Networks; Chief Financial Officer, Asia-Pacific; Chief Financial Officer, Enterprise Networks; and Senior Vice President, Investor Relations. Mr. Thomas has a Bachelor of Arts in Business Administration from the Toulouse Business School, France, and a Master of Business Administration from Warwick University, United Kingdom.

JOE VITALONE

Mr. Vitalone, age 59, joined the Company as Chief Revenue Officer on June 22, 2020. Recently, he served as Chief Sales and Marketing Officer Worldwide for Evolon from July 2019 through June 2020. From February 2016 through June 2018, he held the position of Chief Sales and Marketing Officer at Razberi Technologies. Prior to this, Mr. Vitalone served as Chief Marketing Officer for Arrow Systems Integration (now ConvergeOne) from May 2016 through December 2016. His experience from 1998 through 2015 includes senior sales management roles at Mitel, ShoreTel, LifeSize Communications (now Logitech), CoVi Technologies, and PictureTel (now Polycom). Mr. Vitalone holds a Bachelor of Arts degree in Public Relations from Western Kentucky University in Bowling Green, Kentucky.

Fiscal 2021 Compensation Decisions

For the fiscal year ended June 30, 2021, our named executive officers, or NEOs, and their respective titles were as follows:

Name	Title
Edward B. Meyercord	President, Chief Executive Officer, and Director
Remi Thomas	Executive Vice President and Chief Financial Officer
Joe Vitalone	Chief Revenue Officer

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

This Compensation Discussion and Analysis explains the objectives and operation of the Company’s executive compensation program in fiscal 2021, particularly with respect to the Company’s NEOs. The Compensation Committee oversees the Company’s compensation programs and has the sole authority to establish the compensation paid to the Company’s NEOs.

Fiscal 2021 Business Performance Highlights

Fiscal 2021 was a strong year for the Company with record setting revenue of over $1 billion for the year and generated strong cash flow from operations. The Company continued to face some challenges as a result of the global COVID-19 pandemic which caused supply constraints, along with additional logistics related challenges in certain countries. However the strong demand for our wired and wireless portfolio and our new cloud offerings contributed to the revenue growth in the fiscal 2021 and with continued tightening on discretionary spending and working capital resulted in the Company being profitable for fiscal 2021.

In response to the challenges caused by COVID-19, we implemented actions to manage and reduce operating costs by taking reduction-in-force actions in certain areas primarily research and development and sales, implementing a set of temporary cost reduction measures and continued restriction on all discretionary expenses, including postponing marketing programs and non-strategic capital expenditure plans, which helped the Company to navigate through challenges in fiscal 2020 and set the Company for success in fiscal 2021.

Despite the ongoing challenges from COVID-19, we remain focused on executing our operational priorities, while preserving liquidity. The Company generated cash flows from operations during all four quarters of fiscal 2021 despite the business challenges resulting from the COVID-19 pandemic. Our financial performance during fiscal 2021 was as follows:

•	Net revenue of $1,009.4 million, increased 6.5% from fiscal 2020 net revenues of $948.0 million;
•	Total gross margin of 58.0% of net revenues in fiscal 2021, compared to 54.6% in fiscal 2020;
•	Total Non-GAAP Gross Margin of 60.8% of net revenue in fiscal 2021, compared to 59.1% in fiscal 2020;
•	Operating income of $34.4 million, compared to operating loss of $98.9 million in fiscal 2020;
•	Non-GAAP Operating Income of $110.3 million, compared to $40.6 million in fiscal 2020;
•	Net income of $1.9 million in fiscal 2021, or $0.02 per share, compared to a net loss of $126.9 million or ($1.06) per share in fiscal 2020;
•	Non-GAAP net income of $72.2 million, or $0.57 per share, compared to a net income of $14.1 million or $0.12 per share in fiscal 2020; and
•

Cash flow provided by operating activities of $144.5 million, compared to cash flow provided by operating activities of $35.9 million in fiscal 2020, an increase of $108.6 million. Cash was $246.9 million as of June 30, 2021, an increase of $53.0 million compared to the end of fiscal 2020.

A GAAP to non-GAAP reconciliation for non-GAAP performance measures is provided in this proxy statement under the section “Non-GAAP Measures of Financial Performance – GAAP to Non-GAAP Reconciliation.”

The following charts depict our Total Shareholder Return (“TSR”) for the one-, three-, and five-year periods ending June 30, 2021 on a compounded annual growth rate and absolute basis.

Fiscal 2021 Compensation Was Closely Aligned With Performance

Our executive compensation programs are designed to deliver pay in accordance with corporate and individual performance. For fiscal 2021, our performance was reflected in the compensation of our NEOs in a number of ways:

•

Short-term Cash Incentive Payouts Were Above Target. Overall payouts under the Extreme Incentive Plan, our short-term cash incentive plan, for fiscal 2021 were approximately 106% of target. This reflected payouts at 106% of target for the first half of fiscal 2021, and payouts at 106.7% of target for the second half of fiscal 2021, in each case based on the Company’s achievement of applicable goals.

•

Long-term Incentive Earnouts Reflect Strong Company Performance. Three sets of grants of performance-based equity awards were subject to on-going performance periods during fiscal 2021, as summarized below:

Grant	Performance Criteria	Outcome
August 2018 PSUs	Aggregate GAAP earnings per share (excluding stock based earnings charge) over two consecutive fiscal quarters during a three-year performance period	Earned as of June 30, 2021
August 2018 performance-based options	Exceeding stock price hurdle for 30 consecutive days during a three-year performance period	Earned as of June 30, 2021
August 2020 PSUs	Total Shareholder Return relative to the Russell 2000 Index over an overall three-year performance period	Not earned as of June 30,2021 but earned at 100% of target for the first tranche as of 8/15/21

•

Long-term Incentive Awards Were Reasonable and Appropriate. For fiscal 2021, half of the annual awards for Messrs. Meyercord and Thomas (on a per share basis) were awarded in the form of PSUs that may be earned, if at all, based on the Company’s TSR relative to the Russell 2000 Index over a three-year performance period.

In fiscal 2021, the Compensation Committee also granted time-based RSUs to Messrs. Meyercord and Thomas that vest based on continued service over three years, to encourage retention and to tie realizable compensation from such equity awards to the Company’s long-term stock price. Mr. Vitalone received only RSUs in July 2020 that vest based on continued service over three years as part of his new hire agreement.

CEO Target Compensation vs Estimated Realizable Compensation

The strong link between pay and performance is further illustrated by the chart below, which shows that our CEO’s estimated realizable pay for fiscal 2019, 2020 and 2021 was on average 143% of his target direct compensation. While the Summary Compensation Table reflects a measure of total compensation that includes the grant date fair value for equity awards, we believe a better assessment of actual amounts earned can be made by considering the CEO’s estimated realizable pay, which is based on the value of equity awards at vesting or exercise (or fiscal year end if not yet vested or exercised). The following graph illustrates our performance-based compensation programs on the total compensation of our CEO and compares his targeted compensation to estimated realizable pay as of June 30, 2021.

(1)Target Compensation: Target compensation for each year reflects actual salary paid during the year, target bonus for the year, and the grant date target value of long-term incentive grants awarded in that year.

(2)Estimated Realizable Compensation: Estimated realizable compensation for each year reflects (a) actual salary paid during the year; (b) actual bonus paid for the year’s performance; (c) the value of the RSUs granted that year as of vesting date or June 30, 2021, if outstanding; (d) the in-the-money value of the stock options granted that year as of exercise date or June 30, 2021, if outstanding; (e) the value of the performance stock units granted that year based on performance through June 30, 2021; and, (f) the in-the-money value of the performance-based stock options (“PSOs”) granted that year based on performance through June 30, 2021.

Compensation Philosophy and Objectives

Our guiding principle in establishing executive compensation is to align compensation with the creation of stockholder value while achieving the Company’s strategic objectives and financial goals. Consistent with this principle, we seek to provide a competitive total compensation package that allows us to attract high quality candidates for senior leadership positions, to retain these employees, and to establish a total compensation program which motivates and rewards individual and team performance in alignment with our short- and long-term business strategies and objectives. Our compensation program is designed to provide accountability at both the individual and team level with respect to both absolute and relative competitive performance. We also align the interests of our executives and our stockholders by providing variable compensation to our executives that is directly linked to the performance of the Company and to our stock price. As illustrated below, a substantial portion of our NEOs’ fiscal 2021 compensation was directly tied to Company and stock price performance. The table below consists of base salary, bonuses, actual short-term cash incentives and the grant-date value of equity awards granted during fiscal 2021.

Annual compensation for a given executive is determined with reference to competitive market data, as well as the individual’s experience, knowledge, skills, and performance.

As noted above, a significant portion of fiscal 2021 compensation to our CEO was at risk, specifically his short-term cash incentive, as well as his PSU award. The at risk pay for Other NEO Pay Mix (per chart above) would be 51% if Mr. Vitalone’s new hire grant was excluded.

 Compensation Best Practices

The Company’s executive compensation program includes a number of features intended to reflect best practices and to help ensure that the program aligns with stockholder interests:

•

Incentive Plan Payouts Tied to Company Performance - In fiscal 2021, the Extreme Incentive Plan for the first and second half of fiscal 2021, July 1 to December 31, 2020, and January 1 to June 30, 2021, respectively provided for cash bonuses directly tied to the achievement of key Company financial objectives approved by the Compensation Committee.

•	No Compensation Guarantees - The Company does not guarantee to our NEOs continued employment or salary increases, bonuses, pension arrangements, equity awards or deferred compensation arrangements.
•

Limited Perquisites - The Company provides minimal perquisites to our NEOs. Generally, Company benefits (such as medical and dental insurance, the employee stock purchase plan and the Section 401(k) plan matching Company contributions) are available to all full-time U.S. employees. All perquisites, if any, are approved by the Compensation Committee and are intended to attract and retain our executives or to facilitate their focus on their duties to the Company. In fiscal 2021, our NEOs did not receive any material perquisites other than a disability insurance top-up to Mr. Meyercord.

•

Reasonable Severance Benefits - Our NEOs are eligible to receive certain severance benefits and payments upon qualifying termination, including in connection with a change in control. This provides consistency and predictability in the Company’s treatment of such executive officers upon termination of employment and encourages our executives to continue to serve the Company through a potential change in control transaction.

•

Mitigation of Compensation-Related Risk - The Company has adopted policies, including an insider trading policy, which policies are subject to oversight by independent Committees of the Board, to mitigate compensation-related risk.

•

No Hedging or Speculative Transactions of Securities - In accordance with our insider trading policy, all executive officers and directors, are prohibited from engaging in speculative transactions in Company securities, including engaging in short sales, engaging in transactions with respect to put options, call options or other derivative securities, or engaging in any other forms of hedging transactions.

•

Recoupment or Claw-Back Policy - The Company has adopted a recoupment policy, sometimes called a “claw-back” policy, which allows the Company to recover incentive-based compensation paid to any current or former executive officer under certain specified circumstances.

•

Stock Ownership Guidelines - Since February 7, 2018, we have required that each officer, other than our Chief Executive Officer, own a minimum of the lesser of: 77,700 shares, or shares valued at two times (2x) their annual salary, and that our Chief Executive Officer own a minimum of the lesser of: 187,500 shares, or shares valued at three times (3x) his annual salary. Each officer has five years to attain the minimum ownership level.

2020 “Say on Pay” Advisory Vote on Executive Compensation

The Company provided stockholders with an advisory vote on NEO compensation at the 2020 annual meeting of Stockholders. During that meeting, approximately 96% of the votes cast in the “say on pay” advisory vote were “FOR” approval of the compensation of our NEOs. Votes cast consist of votes “FOR” and “AGAINST” the proposal and exclude abstentions and broker non-votes. The votes cast in favor indicate substantial support for the Company’s compensation programs, measures and elements for our NEOs. The Compensation Committee considered the results of our 2019 advisory vote (the most recent vote at the time when decisions were made) when making executive compensation decisions for fiscal 2021.

Compensation-Setting Process

 Our Compensation Committee, in consultation with the Board and the Company’s human resources department, designs and oversees the Company’s compensation programs and compensation philosophy. Throughout the year, the Chair of our Compensation Committee meets with human resources leadership and legal departments to monitor issues relating to executive compensation. At the end of the fiscal year, our Chief Executive Officer conducts a qualitative and quantitative assessment of each senior officer’s (which includes our NEOs’) performance for the past fiscal year based upon the officer’s individual and corporate goals and objectives, and reports to the Compensation Committee regarding his proposals regarding compensation adjustments for the NEOs (other than with respect to himself). The Compensation Committee independently assesses the performance and compensation of our Chief Executive Officer, and our Chief Executive Officer is not present in meetings when his compensation is discussed. As set forth in additional detail below, in connection with its compensation oversight and approvals, the Compensation Committee reviews:

•	the compensation paid to similarly situated executives in comparable companies in our peer group;
•	our competitive position relative to comparable companies in our industry;
•	The individual’s experience, knowledge, skills, and performance; and
•	the total compensation budget for the Company.

Additional details regarding the operation and duties of the Compensation Committee are also set forth in the “Compensation Committee” section above.

Compensation Consultant

 In connection with our desire to make our executive compensation competitive, to more closely tie future compensation to performance, and to further align executive compensation with the creation of stockholder value, the Compensation Committee engaged Compensia, Inc., a national compensation consulting firm with expertise in the technology sector, to assist it in the performance of its duties and to advise it with respect to compensation matters for fiscal 2021. In its role as independent compensation consultant and at the request of the Compensation Committee, Compensia participated in Compensation Committee meetings and provided compensation advice to the Compensation Committee on:

•	the competitiveness of NEO compensation levels as compared to market (as represented by our peer group);
•	revisions and additions to the Company’s peer group, goal metrics and bonus design;
•	the compensation mix between cash and equity; and
•	developments in legislation and regulation affecting executive compensation.

 Although the Company pays Compensia’s fees for its engagement by the Compensation Committee, the Compensation Committee has sole discretion with respect to Compensia’s continued engagement and assignments. Further, the Compensation Committee has reviewed Compensia’s independence and determined that its work does not give rise to any conflicts of interest. Additional details regarding the Compensation Committee’s relationship and review of Compensia are also set forth in the “Compensation Committee” section above.

Peer Group Selection and Review

The Compensation Committee considers a variety of factors when setting the compensation of our NEOs, including competitive market data, as well as the individual’s experience, knowledge, skills, performance and need for retention. The Compensation

Committee evaluates pay competitiveness on an element-by-element basis, as well as on a total compensation basis. The peer group data reviewed includes a range of pay levels including the 25th, 50th and 75th percentile of the members of the peer group to reflect the range of pay to be considered when determining individual pay elements. While the Compensation Committee does not establish compensation levels by benchmarking to our peer group, the Compensation Committee reviews the practices of members of the peer group to better understand and assess the competitiveness of the compensation that the Company pays to its executives, both with respect to each compensation element and the overall compensation package.

On February 5, 2020, following consultation with Compensia, the Compensation Committee approved our peer group for fiscal year 2021 compensation decisions. The peer group included the following companies:

ADTRAN, Inc.	Infinera Corporation	Super Micro Computer
Calix	Lumentum Holdings	Synaptics
Ciena	NETGEAR, Inc	ViaSat
Comtech Telecom	NetScout Systems	Viavi Solutions
Fabrinet	Plantronics	Vonage Holdings
GTT Communications	Ribbon Communications

For fiscal year 2021 this peer group was comprised of computer networking and communication equipment companies and other technology companies with approximately $460 million to $2.88 billion in revenue and market capitalizations of $169 million to $4.2 billion at the time selected for inclusion in the peer group. Relative to the fiscal 2020 peer group, the revised 2021 peer group excluded Cray, Finisar Corporation, InterDigital, and Ubiquiti Networks, and added Calix, Comtech Telecommunications, Ribbon Communications, and Vonage Holdings.

While the Compensation Committee did not establish compensation levels solely based on a review of competitive data, it believes such data is a meaningful input to the Company’s compensation policies and practices to attract and retain qualified executive officers.

Compensation Program Elements

 The principal elements of our executive compensation program and their respective purposes are as follows:

Element	Purpose
Base salary	Attract and retain talented employees. Reflects job responsibilities and serves as the primary element of fixed compensation and balance to performance-based risks.

Short-term incentives	Encourage and reward overall company performance relative to our current plans and objectives, particularly in the short term.

Long-term equity incentives

Promote the achievement of longer-term financial and strategic objectives. Encourage employee retention. Align the interests of our executives and stockholders by tying rewards to long term gains in stockholder value.

Change in control and severance benefits

Retain our executives during the pendency of a proposed change in control transaction. Avoid adverse impacts to the morale of our executives and of uncertainty regarding continued employment. Align the interests of our executives and stockholders in the event of a change in control. Assist with the recruitment of executives and other key employees.

Other benefits

Attract and retain talented employees. Provide health and welfare benefits with assurance of financial support in the event of illness or injury. Encourage retirement savings. Encourage additional equity ownership by employees.

 Base Salary - The base salary for each NEO initially is set at the time the NEO commences employment with the Company and is reviewed annually. In its annual review of NEO base salaries, the Compensation Committee considers the recommendations of the Chief Executive Officer, the performance of each NEO (as evaluated by the Chief Executive Officer, except with respect to his own performance), and a competitive market analysis prepared by Compensia using data gathered from the Company’s peer group with respect to base salary, total target cash compensation and target total direct compensation (which includes equity awards).

In June 2020, the Compensation Committee determined to increase the annual base salaries of Mr. Meyercord from $625,000 to $725,000 and Mr. Thomas from $425,000 to $440,000 for fiscal 2020.  With these increases, both Messrs. Meyercord and Thomas’ base salaries fall slightly below the median of their peer group counterparts.

Short-Term Cash Incentives

Extreme Incentive Plan - The Compensation Committee establishes a short-term cash incentive plan each year under our Extreme Incentive Plan, which is applicable to our employees (other than sales personnel on commission), including all of our NEOs. The Extreme Incentive Plan is designed to reward Company performance relative to our current plans and objectives, particularly in the short term. The structure and elements of the plan are reviewed and modified annually based upon expectations for our business derived from our annual operating plan, as amended to address business changes during fiscal 2021. The Compensation Committee does not adhere to a strict formula in determining performance goals. Instead, considering peer group data and the Company’s recent and anticipated performance, the Compensation Committee employs a flexible approach that enables it to select performance metrics that are designed to allow the Company to adjust to evolving market conditions.

For fiscal 2021, the Compensation Committee decided to increase Mr. Thomas’ target bonuses as a percentage of his base salary from 75% to 85%. Thus, for fiscal 2021, Messrs. Meyercord, Thomas, and Vitalone were eligible to receive bonuses targeted at 130%, 85%, and 100% of their annual base salaries, respectively. We believe the “at risk” portion of the NEO’s compensation package, such as the short-term incentives, should increase with the ability to affect Company performance, the role of the NEO and other market factors. This philosophy is reflected in the “target bonus as a percentage of base salary” that was approved by the Compensation Committee for each NEO. In addition, pursuant to his offer letter, Mr. Vitalone was entitled to receive a guaranteed bonus payment of at least $100,000 for the first half of fiscal 2021 under the Extreme Incentive Plan.

 The Compensation Committee implements the short-term cash incentive plan through semi-annual performance targets in order to allow it to adjust the targets at mid-year after considering changes in the general economic environment, the industry and the Company’s business.

First Half Performance Period - For the July 1, 2020 through December 31, 2020 performance period (the “First Half Performance Period”), the Extreme Incentive Plan was to be funded based on the achievement of pre-established GAAP Revenue and EBITDA performance goals. For our NEOs, the GAAP Revenue goal was weighted at 60%, and EBITDA goal was weighted at 40%. The threshold, target and maximum goals for the First Half Performance Periods and their corresponding performance levels are set forth in the table below:

	GAAP Revenue ($ millions)		Performance Level (% of Target)	Payout Scale Multiplier	EBITDA		Performance Level (% of Target)	Payout Scale Multiplier
<Threshold	$	<408.0	0%	0%	$	<39.1	0%	0%
Threshold		408.0	85%	50%		39.1	75%	50%
Target		480.0	100%	100%		52.1	100%	100%
Maximum		576.0	120%	150%		72.9	140%	150%

Achievement between threshold and target levels and between target and maximum levels is determined based on linear interpolation.

The target levels for the two performance metrics under the First Half Performance Period were based on projections of the above metrics derived from the Company’s annual operating plan. For purposes of the First Half Performance Period, EBITDA represents non-GAAP net income (loss) before interest expense, income tax expense and depreciation and amortization expense. Non-GAAP net income was calculated as GAAP net income (loss), adjusted for amortization of intangibles, share-based compensation, acquisition and integration costs, restructuring charges and tax effect on non-GAAP adjustments. The Compensation Committee believed the adjustments used in calculating this metric were reasonable and appropriate because the charges and adjustments are not items that can be influenced by most of the Company’s employees and such charges and adjustments may have multi-year impacts. The Company’s actual achievement under the First Half Performance Period is set forth in the table below.

Financial Metric	Target ($ millions)	Actual ($ millions)	Attainment	Performance Scale	Weight
GAAP Revenue	$480.0	$480.4	100.0%	100.0%	60%
EBITDA	52.1	57.9	112.0%	115.0%	40%

Accordingly, the Compensation Committee approved a weighted payout for the first half of fiscal 2021 of 106% of the target pool.

The table below reflects the short-term cash incentive compensation paid to each of the NEOs in fiscal 2021 under the Extreme Incentive Plan under the First Half Performance Period.

Named Executive Officer	1st Half Compensation	Target Bonus as % of Base Pay	1st Half Perf Factor	EIP Paid Feb 2021
Edward B. Meyercord	$362,500	130%	106%	$499,525
Remi Thomas	220,000	85%	106%	198,220
Joe Vitalone	200,000	100%	106%	212,000

The amounts paid to our NEOs for the First Half Performance Period are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table, excluding Mr. Vitalone’s guaranteed bonus payment of $100,000, which is reported in the “Bonus” column of the Summary Compensation Table.

Second Half Performance Period - For the January 1, 2021 through June 30, 2021 performance period (the “Second Half Performance Period”), the Extreme Incentive Plan was to be funded based on the achievement of pre-established GAAP Revenue and EBITDA performance goals. For our NEOs, the GAAP Revenue goal was weighted at 60%, and EBITDA goal was weighted at 40%. The threshold, target and maximum goals for the Second Half Performance Periods and their corresponding performance levels are set forth in the table below:

	GAAP Revenue ($ millions)		Performance Level (% of Target)	Payout Scale Multiplier	EBITDA		Performance Level (% of Target)	Payout Scale Multiplier
<Threshold	$	<442.0	0%	0%	$	<54.7	0%	0%
Threshold		442.0	85%	50%		54.7	75%	50%
Target		520.0	100%	100%		72.9	100%	100%
Maximum		624.0	120%	150%		102.1	140%	150%

Based on the foregoing performance on the key financial measures, the Compensation Committee approved a payout for the second half of fiscal 2021 of 106.7% of the target pool.

The table below reflects the short-term incentive compensation paid to each of the NEOs for the Second Half Performance Period.

Named Executive Officer	2nd Half Compensation	Target Bonus as % of Base Pay	2nd Half Performance	Bonus Paid Aug 2021
Edward B. Meyercord	$362,500	130%	106.7%	$502,824
Remi Thomas	220,000	85%	106.7%	199,529
Joe Vitalone	200,000	100%	106.7%	213,400

 These amounts paid to our NEOs for the Second Half Performance Period are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

Overall, for the full fiscal year, the NEOs received approximately 106% of their annual target short-term cash incentive opportunities. The payments to the NEOs for fiscal 2021 were above target award opportunities for the full fiscal year and were directly tied to performance being above target.

 Fiscal year 2021 short term cash incentives paid to Messrs. Meyercord, Thomas and Vitalone totaled $1,002,349, $397,749, and $425,400 respectively, as shown on the Summary Compensation Table.

A GAAP to non-GAAP reconciliation for non-GAAP performance measures is provided in this proxy statement under the section “Non-GAAP Measures of Financial Performance – GAAP to non-GAAP Reconciliation.”

Long-Term Equity Incentive Compensation

We provide equity awards under the Company’s Amended and Restated 2013 Equity Incentive Plan (the “2013 Equity Incentive Plan”) to our NEOs to promote the achievement of longer-term financial and strategic objectives, to encourage employee retention and to align the interests of our executive officers and of our stockholders. We have historically granted equity to NEOs in the form of performance-based awards and time-based awards.

The Compensation Committee believes that the RSUs and performance stock units granted to the CEO in fiscal 2021 provide appropriate retention incentives while maintaining a direct link between CEO compensation and stockholder value creation, while continuing to hold the CEO accountable to the Company’s performance and overall stockholder return. We believe that RSUs are an effective retention and compensatory tool because they retain value even during a challenging economic environment, while still providing an incentive to enhance stockholder value since they become more valuable when the market price of our common stock increases.

 New Hire Awards - Generally, we grant equity awards to our new employees, including newly employed NEOs, in connection with the commencement of their employment to induce them to join us and to tie their long-term compensation to future increases in our stock price. The type of award, the aggregate amounts of such awards and the vesting terms of the new-hire awards granted to our NEOs are recommended by our Chief Executive Officer to the Chair of the Compensation Committee and are reviewed and approved by our Compensation Committee following consultation with our compensation consultants, Compensia, in consideration of such NEO’s ability to influence Company performance and such NEO’s prior experience. Our new hire equity awards typically are larger than the annual awards made to executives during their continued period of employment.

In connection with his commencement of employment, Mr. Vitalone received a grant of 400,000 RSUs on July 15, 2020. One-third of the RSUs vest on the first anniversary of the vesting commencement date and 1/12th of the RSUs vest on each quarterly anniversary thereafter, subject to his continued service to the Company.

Annual Awards - We also make annual grants to our NEOs, with the goal of aligning the interests of management and our stockholders by providing continued incentives to our NEOs in order to retain strong executives and improve corporate performance.  Awards granted to NEOs other than our Chief Executive Officer, including both the size and type of the award, are recommended to the Compensation Committee by our Chief Executive Officer. Compensia prepared a compensation market analysis with data gathered from the peer group in connection with this annual review and advises the Compensation Committee in connection with its review of our Chief Executive Officer’s recommendations. Compensia also advises the Compensation Committee on the size and type of the award to be granted to our Chief Executive Officer.

In August 2020, the Compensation Committee approved grants of RSUs and PSUs for Messrs. Meyercord and Thomas. Mr. Meyercord was granted awards of 383,330 RSUs and 383,330 PSUs. Mr. Thomas was granted awards of 91,670 RSUs and 91,670 PSUs. One-third of the RSUs vest on the first anniversary of the vesting commencement date and 1/12th of the RSUs vest on each quarterly anniversary thereafter, subject to the executive’s continued service to the Company. The NEOs have the opportunity to earn up to the corresponding target portion of the PSU award after each of years one and two. Further, at the end of the full three-year period, there is an opportunity to receive additional shares for three-year performance that exceeds the performance of the Index.

The PSU awards may be earned based on the Company’s total shareholder return relative to the Russell 2000 Index (“Index”) over an overall three-year performance period ending in August 2023 and an overall payout range of 25% of target to 150% of target. For the fiscal year 2021 PSUs, while the opportunity to earn any above-target portion of the award is based on three-year performance, executives have the opportunity to earn up to one-third of the target number of shares subject to the award after each of the first and second years of the performance period based on one-year and two-year TSR, respectively. At the end of the full three-year period, there is an opportunity to earn up to 150% of the full target number of shares subject to each award based on the three-year TSR relative to the Index, less any shares earned for years one and two. For each performance period, the target number of shares will be earned if the Company’s TSR equals that of the Index, with linear scaling for performance below or above target based on a two-to-one factor (i.e., the number of shares earned will increase by 2% of target for each 1% the Company’s TSR exceeds the Index or the number of shares earned will decrease by 2% of target for each 1% the Company’s TSR is below the Index). We believe the design of these PSUs provides a strong, long-term performance orientation given that the upside opportunity is only provided for strong three-year relative TSR performance and any portion earned based on one- or two-year relative TSR performance is capped at 100% of target of one-third of the overall award.

On August 18, 2021, the Compensation Committee certified that the performance target for these PSU awards was exceeded for the first year measurement period, as the Company’s total stock return for the one-year measurement period was 140%, as compared to the Index TSR performance of 49%.  Pursuant to the grant, Messrs. Meyercord and Thomas have earned 100% of the target portion of the award for year 1, which is a maximum of 33% of the original grant.

Performance-Based Awards with On-going Performance Periods During Fiscal 2021 - During fiscal 2021, performance-based awards granted in fiscal 2018, 2019 and 2021 were outstanding. As of the end of fiscal 2021, the PSUs and PSOs granted in fiscal 2019 have been earned.

August 2018 PSUs and PSOs - In August 2018, the Compensation Committee approved grants of PSUs to Mr. Meyercord. Pursuant to their original terms, the PSUs could only be earned if the Company met or exceeded GAAP earnings of $0.20 per share over two (2) consecutive fiscal quarters in the aggregate during the applicable three-year performance period, which started on August 31, 2018. The PSUs will vest as to 1/3rd of the award on the first anniversary of the grant date and 1/12th of the award quarterly thereafter, provided that the PSUs will not begin vesting until they are earned, with any units that would have already been vested in accordance with such time-based vesting schedule vesting immediately when the PSUs are earned. If the PSUs are not earned by August 31, 2021, they will automatically be forfeited. On November 7, 2019, the Compensation Committee approved changing the performance hurdle of GAAP earnings per share from $0.20 to $0.09, following a revision to the U.S. GAAP operating plan due to the acquisition of Aerohive. In February 2021 the Compensation Committee clarified that the GAAP earnings per share would exclude any stock-based charge relative to the PSUs. All other elements were unchanged.

In August 2018, the Compensation Committee also approved grants of PSOs that may only be earned if the closing price of our common stock trades for 30 consecutive days at $10.00 or above and will be forfeited if the $10.00 hurdle is not achieved by August 31, 2021. This hurdle was achieved on June 25, 2021. The PSOs will vest as to 1/3rd of the award on the first anniversary of the grant date and 1/12th of the award quarterly thereafter, provided that the PSOs will not begin vesting until they are earned, with any shares that would have already been vested in accordance with such time-based vesting schedule vesting immediately when the PSOs are earned.

The August 2018 PSUs were earned on the basis of the combined GAAP earnings of $0.13 per share excluding the share-based compensation charges related to these PSUs (GAAP earnings of $0.11 per share including the share-based compensation charges related to the PSUs) over the two consecutive quarters, third and fourth quarters of fiscal 2021, and the PSOs were earned as of June 25, 2021, at the conclusion of thirty days of the closing price of our common stock at $10.00 or above.

August 2020 PSUs - In August 2020, the Compensation Committee approved grants of PSUs to Messrs. Meyercord and Thomas as described above under “—Long-Term Equity Compensation—Annual Awards.” As of the end of fiscal 2020, the measurement period for the first year had not been completed.

  Change in Control and Severance Arrangements

Each of our NEOs is employed at-will. However, from time to time, we implement plans or enter into agreements that would provide benefits payable to certain employees, including our NEOs, in connection with qualifying terminations of their employment or a change in control of the Company. These benefits assist us in our recruiting efforts and are competitive compared to our peer group. Additionally, without change in control benefits, our NEOs may be distracted by the transaction process or may terminate their employment prior to the closing of the change in control, particularly if they do not wish to remain with, or believe they will not be retained by, the remaining entity after the transaction closes. Such departures could jeopardize the consummation of a potential transaction or our interests should the transaction not close. The Compensation Committee believes that these benefits therefore serve to enhance stockholder value and align the NEOs’ interest with those of our stockholders.

Our agreements with our NEOs and our change in control and severance arrangements are described under “Summary of Employment and Other Agreements” below. The estimate potential payments that each NEO would have received if a change in control of the Company or termination of employment had occurred on June 30, 2021 are set forth under “Estimated Payments Upon Termination Without Cause or Upon Change in Control” below.

 Other Benefits

Generally, the Company does not provide perquisites or other personal benefits to our NEOs, except in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our NEOs more efficient and effective, and for recruitment and retention purposes.

 We do not provide a fixed vacation allowance for NEOs and other U.S. employees, as they may be required to travel extensively and are required to be available to us even while vacationing. During fiscal 2021, our NEOs who joined the Company before May 4, 2016, namely Mr. Meyercord, was eligible to receive a special benefit in the event of his death or disability which includes a cash payment and full vesting of any outstanding time-based equity awards. See “Summary of Employment and Other Agreements” for more information on this death and disability benefit. We also provided Mr. Meyercord in fiscal 2021 with an executive disability insurance top-up program, which provides additional disability benefits in addition to the Company’s basic long-term disability plan. This additional benefit is intended to make sure that the income provided to a NEO in the event of their disability is representative of their pre-disability earnings at the same percentage as other employees. We do not provide a defined benefit retirement pension plan, deferred compensation plan, or the use of company vehicles to our NEOs.

We provide other customary benefits to our NEOs that we provide to all of our full-time U.S. based employees. Those benefits include: medical, dental, vision and prescription drug insurance coverage; flexible spending contribution plan; disability insurance; life insurance; business travel insurance; a Section 401(k) savings plan with employer match up to a predetermined percentage and maximum dollar amount; educational assistance; employee assistance program; employee stock purchase plan; and paid holidays.

All future practices with respect to perquisites or other personal benefits will be subject to review and approval by our Compensation Committee.

See the Summary Compensation Table for more information on the benefits described above.

Tax Considerations

Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation in excess of $1 million paid to certain covered employees, which has historically generally included all named executive officers. Recent tax legislation has expanded the definition of covered employees to include additional highly compensated individuals, and the American Rescue Plan Act of 2021 will further expand the definition of covered employees beginning with the Company’s tax year ended June 30, 2028. While our Board and Compensation Committee may take the deductibility of compensation into account when making compensation decisions, we believe that maintaining the discretion to provide compensation that is non-deductible allows us to provide compensation tailored to the needs of our Company and our named executive officers and is an important part of our responsibilities and benefits our stockholders.

Compensation-Related Risk Evaluation

The Compensation Committee has reviewed compensation-related risks and does not believe the Company’s compensation programs encourage excessive or inappropriate risk-taking or create risks that are reasonably likely to have a material adverse effect on the Company for the following reasons:

•

The base salary and cash bonus components of the compensation program are designed to provide income independent of the Company’s stock price performance so that employees will not focus exclusively on stock price performance to the detriment of other important business metrics.

•

We generally utilize formulaic annual and long-term incentive plan awards instead of discretionary payments. The cash bonus and equity components of compensation are designed to reward both short- and long-term company performance, which discourages employees from taking actions that focus solely on the short-term success of the Company.

•

Because EBITDA performance was used in addition to revenue for determining cash bonus payments during the first half of the 2021 short-term incentive program, our executives and other employees were encouraged to take a balanced approach that focused on generating corporate revenue while taking into account operating expenses. In addition, the PSUs previously granted to our NEOs are tied to our earnings performance and relative stock return, and PSOs previously granted to our NEOs officers are tied to stock price performance, resulting in a diverse and blended set of pre-established goals.

•	The Company’s EBITDA performance target under the Extreme Incentive Plan is applicable to our executives and employees (other than most sales employees) alike, regardless of functional group.
•	The Company caps the performance-based cash incentives for our executives at 150% of target, which discourages excessive risk taking.
•

Senior executives, including our chief revenue officer, do not participate in the Sales Commission Plan and are thus limited to the Extreme Incentive Plan payouts so they are incentivized to balance both revenue and profitability, which discourages excessive risk taking by our executives. We have internal controls and oversight on plan payouts and exceptions.

•	Our executives and other employees are entitled to reasonable severance payments and benefits that are consistent with payments and benefits provided by other public companies.
•	The Company has adopted a recoupment policy that under certain circumstances allows it to recover incentive-based compensation paid to current and former executives.

 Hedging Policy

Under our insider trading policy, we prohibit certain employees deemed to be insiders under the policy, including all executive officers and directors, from hedging the economic risk of ownership of our stock.

 Recoupment Policy or Claw-Back Policy

The Compensation Committee has adopted the Extreme Networks, Inc. Recoupment Policy that applies to all of our current and former executive officers within the meaning of the Securities Exchange Act of 1934. Under this policy, in the event of a restatement of financial results (other than a voluntary restatement due to a change in applicable accounting rules or interpretations) due to the material noncompliance of the Company with any financial reporting requirement under the U.S. federal securities laws due to fraud during the one-year period following the date of the first public issuance or filing with the SEC (whichever first occurs), the Compensation Committee will have the right to use reasonable efforts to recover any incentive-based compensation in excess of the amount of such incentive based compensation that would have been earned and paid to the executive officer under the restated financial results. “Incentive based compensation” includes (a) cash-based and stock-based compensation earned or paid after October 1, 2013, the earning or vesting of which was based on the attainment of a financial measure affected by the restatement of financial results and (b) any profits realized from the sale of securities of the Company during the recovery period.

The Compensation Committee will have the discretion to determine the manner in which a claw back or recovery of such excess incentive-based compensation will be effected, for example, by reducing the future payment of excess incentive based compensation earned on the basis of an erroneous financial measure but not yet paid or by reducing payment of other future compensation to offset excess incentive-based compensation previously paid. The Compensation Committee will amend the policy, as necessary, to comply with the final SEC rules regarding the recoupment policies of the Dodd-Frank Wall Street Reform and Consumer Protection Act when such rules are adopted.

Stock Ownership Guidelines

Since February 7, 2018, the Compensation Committee has required that each officer, other than our Chief Executive Officer, should own a minimum of the lesser of: 77,700 shares, or shares valued at two times (2x) their annual salary, and that our Chief Executive Officer should own a minimum of the lesser of: 187,500 shares, or shares valued at three times (3x) his annual salary. Each officer has five years to attain the minimum ownership level.

Fiscal 2021 Summary Compensation Table

 The following table sets forth information for fiscal 2021, 2020 and 2019, as applicable, concerning the compensation of our NEOs:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($) (2)	Stock Awards ($) (3)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($) (5)	Total ($)
Edward B. Meyercord	2021	$725,000		$3,834,580	$-	$1,002,349	$7,972	$5,569,901
	2020	$617,188	$162,500	$1,790,883	$2,241,694	$337,025	$7,972	$5,157,262
	2019	$625,000		$1,779,200	$865,124	$389,838	$9,472	$3,668,634

Remi Thomas	2021	$440,000		$917,007		$397,749	$3,492	$1,758,248
	2020	$419,688	$63,750	$1,000,786		$132,218	$4,884	$1,621,325
	2019	$256,090	$100,000	$2,210,709		$72,417	$938	$2,640,153

Joe Vitalone	2021	400,000	$100,000	$1,788,000		$325,400	$6,600	$2,620,000
	2020	$10,769						$10,769

(1)

For 2021, the amount in this column represents the guaranteed portion of the Equity Incentive Plan for the First Half Performance Period to Mr. Vitalone under his employment offer as described above under “—Short-Term Cash Incentives—First Half Performance Period”.  For 2020, amounts in this column represent payments made to the relevant NEO under the Second Half Performance Period as described above under “—Short-Term Cash Incentives—Second Half Performance Period” and, for 2019, the amount in this column for Mr. Thomas represents a signing bonus paid to him in 2019 as described below under “—Agreements with other NEOs”.

(2)

Represents the aggregate grant date fair value computed in accordance with ASC Topic 718 and does not reflect whether our NEOs actually realized a financial benefit from the award. For information on the assumptions used to calculate the value of the awards, refer to Note 12 to our consolidated financial statements in our Form 10-K for the fiscal year ended June 30, 2021.

(3)

For 2021, amounts in this column represent payments made to the relevant NEO under the First Half and Second Half Performance Periods as described above under “—Short-Term Cash Incentives—” and excludes the guaranteed portion of the Equity Incentive Plan for the First Half Performance Period to Mr. Vitalone under his employment offer as described above under “—Short-Term Cash Incentives—First Half Performance Period”.

(4)

All Other Compensation for all NEOs for fiscal 2021 consisted of matching contributions under our Section 401K plan, premium payments for the executive disability top up, and company taxable health saving account contribution as follows:

NEO	401(k) Contributions	Disability Top Up Premiums
Edward B. Meyercord	$3,300	$4,672
Remi Thomas	$4,884	-
Joe Vitalone	$6,600	-

Grants of Plan-Based Awards

The following table sets forth certain information with respect to stock and option awards and other plan-based awards, including non-equity incentive awards (cash bonuses), granted to our NEOs during fiscal 2021. For a narrative description of the various plan-based awards set forth in the following table, see the discussion above under the heading “Compensation Discussion and Analysis.”

		Estimated Future Payout Under Non Equity			All Other Stock Awards: Number of		All Other Option Awards: Number of	Exercise of	Grant Date Fair Value of Stock
		Incentive Plan (1)			Shares		Securities	Base Price Of	and
	Grant	Threshold	Target	Maximum	of Stock		Underlying	Options Awards	Option
Name	Date	($)	($)	($)	or Units (#)		Options	($/Sh)	Awards [2]
Edward B. Meyercord		$471,250	$942,500	$1,413,750
	8/15/2020				383,330	[3]			$2,040,595
	8/15/2020				383,330	[4]			$1,793,984
Remi Thomas		$187,000	$374,000	$561,000
	8/15/2020				91,670	[3]			$487,992
	8/15/2020				91,670	[4]			$429,016
Joe Vitalone		$200,000	$400,000	$600,000
	8/15/2020				400,000	[5]			$1,788,000

(1)

Represents threshold, target and maximum payouts under the First and Second Half Performance Periods under the fiscal 2021 Extreme Incentive Plan as described above under “—Short-Term Cash Incentives—First and Second Half Performance Periods.”  Threshold and maximum payouts correspond to 50% and 150% of target, respectively. The actual amount earned by each named executive officer under the First and Second Half Performance Periods is set forth in the Summary Compensation Table elsewhere in this Proxy Statement.

(2)	The grant date fair value is calculated in accordance with ASC Topic 718 and excludes the impact of estimated forfeitures related to service-based vesting conditions.
(3)

This PSU award may be achieved at a maximum of 150% of the target payout, subject to the Company’s TSR relative to the Russell 2000 Index over a three-year period, with a maximum annual achievement of 1/3 of the target payout, subject to the NEO’s continued service through such dates.

(4)	These RSUs vested as to 1/3 of the units on August 15, 2021 and as to 1/12 of the award each quarter thereafter, subject to the NEO’s continued service through such dates.
(5)	These RSUs vested as to 1/3 of the units on July 15, 2021 and as to 1/12 of the award each quarter thereafter, subject to the NEO’s continued service through such dates.

Summary of Employment and Other Agreements

Agreements with our President and Chief Executive Officer

In April 2015, we entered into an offer letter of employment with Mr. Meyercord for service as our President and Chief Executive Officer, which we amended and restated on August 31, 2016 after consultation with Compensia to align Mr. Meyercord’s compensation to market. The offer letter sets forth Mr. Meyercord’s annual base salary and target bonus as of such date and his eligibility to participate in our standard employee benefits plans.

In addition, pursuant to the terms of Mr. Meyercord’s offer letter, Mr. Meyercord is entitled to receive certain severance benefits in the event of a termination of his employment in certain situations. The receipt of these severance benefits is subject to Mr. Meyercord’s timely execution and delivery of a general release of claims in the prescribed form.

In the event of a termination other than for Cause or with Good Reason (each, as defined in the offer letter) and which is not in connection with a change in control of the Company, Mr. Meyercord is entitled to receive a severance payment equal to 12 months of his then base salary, together with a pro-rated portion of his annual cash bonus at the established target, provided that the Board-approved Company performance targets were achieved in the quarter immediately preceding the termination. In addition, the vesting of any then outstanding equity awards, excluding Mr. Meyercord’s initial grant of performance options to the extent unearned or other performance awards unless otherwise set forth in the applicable grant agreement, will be accelerated by 12 months, and the Company will pay his premiums for COBRA coverage for a period of up to 12 months.

Mr. Meyercord is also a participant in our Executive Change in Control Severance Plan, which provides for certain severance benefits in the event of the termination of his employment other than for Cause or with Good Reason within a Change in Control Period (as defined below), as described below, and supersedes the change in control severance provisions in his offer letter, provided that the treatment of Mr. Meyercord’s equity awards will be governed by the terms of his offer letter to the extent such treatment is more favorable. With respect to Mr. Meyercord’s equity awards, under his offer letter, in the event Mr. Meyercord is terminated other than for Cause or with Good Reason within a Change in Control Period, he will be eligible to receive the full acceleration of vesting of all of the then outstanding equity awards, excluding unearned shares subject to performance awards where the performance targets have not yet been satisfied, unless otherwise set forth in the applicable grant agreement.

In the event of his death or permanent disability, Mr. Meyercord or his heirs will be entitled to receive (in addition to any other benefits to which they are entitled): (i) cash severance, either in connection with or not in connection with a change in control, as applicable, as if Mr. Meyercord had been terminated for convenience as of the date of his death or disability; and (ii) the acceleration of vesting of all then outstanding equity awards, excluding unearned shares subject to performance awards where the performance targets have not yet been satisfied, unless otherwise set forth in the applicable grant agreement. The terms of Mr. Meyercord’s performance awards that were outstanding as of the end of fiscal 2021 are described below under “—Equity Awards.”

The calculation of potential payments to Mr. Meyercord upon termination other than for Cause or with Good Reason or upon change in control is provided in the table under the heading “Estimated Payments upon Termination Without Cause or Upon Change in Control.”

Agreements with other NEOs

Extreme entered into employment offer letters with the NEOs (other than our CEO) setting forth their initial salary and target bonus opportunity and entitling them to benefits and, subject to Board approval, certain initial equity awards. In addition, the NEOs are entitled to certain change in control benefits, death and disability severance benefits and general severance benefits as described below. The offer letter with Mr. Thomas, entered into in November 2018, also provides for a one-time sign-on bonus of $100,000, which is subject to repayment in the event of his voluntary resignation or termination by the Company without cause, in either case, within two years of his commencement of employment, as well as certain severance benefits that are superseded by the Executive Severance Policy described below. The offer letter with Mr. Vitalone entered into in May 2020 guaranteed a minimum $100,000 payment under the Extreme Incentive Plan for the first half of fiscal 2021.

Executive Change in Control Plan

On February 8, 2006, the independent members of our Board, upon the recommendation of the Compensation Committee, approved the terms of an Executive Change in Control Severance Plan in order to ensure retention of key personnel and continuity of the business in the event of a change in control of the Company, which was most recently amended effective as of February 2, 2021. We refer to this plan, as amended and restated, as the “CiC Plan.” Messrs. Meyercord Thomas and Vitalone are eligible to receive benefits under the CiC Plan.

For purposes of the benefits available under the CiC Plan, the executive death and disability benefits, the Executive Severance Policy and the Company’s equity awards, each as discussed below, a Change in Control is deemed to occur upon any of the following:

•

any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than a trustee or other fiduciary holding securities of the Company under an employee benefit plan of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of directors;

•

the Company is party to a merger or consolidation which results in the holders of the voting securities of the Company outstanding immediately prior thereto failing to retain immediately after such merger or consolidation direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the securities entitled to vote generally in the election of directors of the Company or the surviving entity outstanding immediately after such merger or consolidation;

•

the sale or disposition of all or substantially all of the Company’s assets or consummation of any transaction having similar effect (other than a sale or disposition to one or more subsidiaries of the Company); or

•

a change in the composition of the Board within any twelve (12) month period as a result of which fewer than a majority of the directors are Incumbent Directors (as defined in the CiC Plan); provided, however, that to the extent that any amount constituting nonqualified deferred compensation subject to Section 409A of the Code would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, within the meaning of Section 409A of the Code.

 The receipt of severance benefits under the CiC Plan is subject to the participant’s execution and delivery of a general release of claims in the prescribed form.

Cash Compensation and Benefits

Under the CiC Plan, severance benefits, health insurance and outplacement services are provided to a CiC Plan participant if the participant is terminated without Cause or resigns for Good Reason (each, as defined in the CiC Plan), during the period commencing three months prior to the signing of a definitive agreement that results in a Change in Control and ending on the 18-month anniversary of a Change in Control (the “Change in Control Period”). The amount of severance compensation that would be provided to a participant is equal to (i) the product of (x) 2 (in the case of Mr. Meyercord) or 1.5 (in the case of Messrs. Thomas and Vitalone) and (y) the sum of the participant’s then current base salary and target bonus and (ii) the participant’s target annual bonus for the fiscal year of termination, prorated based on the number of days employed during such year. In addition, the Company will pay to the participant a lump sum cash payment in an amount equal to the premiums the participant would have had to pay to continue healthcare coverage under COBRA for 24 months (in the case of Meyercord) or 18 months (in the case of Messrs. Thomas and Vitalone. The Company will also make available outplacement support for 24 months (in the case of Meyercord) or 18 months (in the case of Messrs. Thomas and Vitalone).

Equity Awards under Change in Control

The CiC Plan provides that, unless otherwise determined by the Compensation Committee at the time of grant, equity awards that are not assumed or otherwise continued by an acquirer will accelerate in full immediately prior to the Change in Control, with each performance-based equity award deemed achieved at the greater of target or actual achievement (with performance goals equitably adjusted if necessary to reflect a truncated performance period) unless otherwise provided in an applicable award agreement.

 In the event the acquirer assumes or otherwise continues a participant’s equity awards and the participant’s employment is terminated without Cause or the participant resigns for Good Reason during the Change in Control Period, each of the participant’s outstanding equity awards that, as of immediately prior to the participant’s separation from service, were scheduled to vest based solely upon the participant’s continued services shall be accelerated in full as of the date of the participant’s separation from service. Performance-based equity awards will accelerate in full, with the applicable performance goals deemed achieved, unless otherwise provided in an applicable award agreement, at the greater of target or actual achievement (with performance goals equitable adjusted if necessary, to reflect a truncated performance period). The terms of our NEOs’ performance-based awards are described in further detail below.

Section 280G of the Code

In the event that any payment or benefit received or to be received by a participant under the CiC Plan or otherwise would subject the participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such payments as an excess parachute payment under Section 280G of the Code, the amount of such payments shall be reduced to that the amount which produces the greatest after-tax benefit to the participant. The CiC Plan does not provide for payment of any applicable excise tax by us or other “gross-up” payments to offset the impact of any applicable excise tax.

The estimated potential amounts payable to our NEOs are provided in the table under the heading “Estimated Payments Upon Termination Without Cause or Related to a Change in Control” below.

Executive Death and Disability Benefits

On February 10, 2015, the Compensation Committee approved a policy providing for a death and disability benefit for the Company’s executives, including our NEOs who were employees of the Company at such time. The Compensation Committee subsequently determined to discontinue this benefit for executives hired after May 4, 2016. Mr. Meyecord is the only remaining NEO who is entitled to this benefit. Mr. Meyercord’s death and disability benefit is as set forth in his offer letter described above. This policy provides that, in the event of an executive’s death or permanent disability, the executive or his or her estate will receive (in addition to any other benefits to which they are entitled): (i) cash severance, either in connection with or, not in connection with a change in control, as applicable, as if the executive had been terminated as of the date of his death or disability; and (ii) the acceleration of vesting of outstanding time-based unvested equity awards.

Executive Severance Policy

On February 11, 2014, the Compensation Committee adopted resolutions to provide the Company’s executives (except for Mr. Meyercord who has the severance benefits under his offer letter described above) with certain severance benefits upon a termination of their employment for convenience and other than in connection with a Change in Control of the Company, consisting of severance pay based upon base salary and continuation of certain benefits. On May 4, 2016, the Compensation Committee approved amendments to the executive severance policy, reducing the severance payment to 6.5 months’ base salary for employment terminations occurring after June 30, 2016. In addition to the severance payment, the Company provided: (i) provision of two months (or up to 6 months for Mr. Gault pursuant to his offer letter) of substantially similar health insurance benefits and at the same premium cost to the participant as in effect on the date of termination; and (ii) three months of outplacement services. Subsequently, on January 14, 2020 the Compensation Committee adopted a resolution to amend the severance benefits, which apply only to direct reports of the Chief Executive Officer, to provide for severance pay of nine months’ base salary for executives with two years or less of service, 11 months’ base pay for executives with two to three years of service, and 12 months’ base pay for executives with three years or greater service. In addition, executives are eligible to receive outplacement and COBRA benefits for the duration of the severance period, as well as payment of any bonus for completed performance periods. The Company conditions the receipt of the severance benefits described above on the executive’s execution and delivery of a general release of claims in the prescribed form.

Pension Benefits and Nonqualified Deferred Compensation Plans

We do not have any plans with any of our NEOs that provide for payments or other benefits at, following, or in connection with retirement. We also do not have any defined contribution or other plan with any of our NEOs that provides for the deferral of compensation on a basis that is not tax-qualified.

Equity Awards

The terms of certain equity awards made to NEOs may include provisions regarding acceleration of vesting, exercisability and settlement in the event of a Change in Control.

August 2018 PSUs - Under the terms of the August 2018 PSU grant agreements, the performance target shall be deemed satisfied at target upon the closing of a Change in Control (within the meaning of the Company’s 2013 Equity Incentive Plan)

in the event the per share consideration received by the Company’s stockholders equals or exceeds $10.00 per share; or in the event the consideration is less than $10 per share then the number of shares that shall be deemed to be earned on the Change of Control shall be determined by multiplying the number of PSUs at target by an achievement ratio. The achievement ratio is the sum of the company’s earnings per share for the two fiscal quarters immediately preceding the change of control divided by $0.20. Subsequently, the Compensation Committee of the Board approved, on November 7, 2019, the change in the denominator of this ratio from $0.20 to $0.09, due revision of the U.S. GAAP operating plan related to the Aerohive acquisition. The performance targets for the August 2018 PSUs were deemed satisfied when the Company’s combined GAAP earnings per share equaled $0.13 excluding charges related to share-based compensation ($0.11 GAAP earnings per share inclusive of charges for share-based compensation) for the third and fourth fiscal quarters of fiscal 2021. The PSUs vest as to 1/3rd of the shares subject thereto on August 31, 2019 and as to 1/12th of the shares thereto on each quarterly anniversary thereafter, provided that the PSUs will not begin vesting until earned, with any shares that would have already been vested in accordance with the time-based vesting schedule vesting immediately when the PSUs are earned.

August 2018 PSOs - The performance targets were satisfied for the August 2018 PSOs during fiscal 2021. Under the terms of the August 2018 PSO grant agreements, the performance target were deemed satisfied when the Company’s common stock traded at or above $10.00 per share from May 14, 2021 through June 25, 2021.

August 2020 PSUs - Under the terms of the August 2020 PSU grant agreements, in the event of a Change in Control (as defined in the CiC Plan), the performance target shall be deemed satisfied at the greater of target or actual achievement. Actual performance will be determined upon the closing of a Change in Control based on the Company’s stock price appreciation relative to the Index (with the per share consideration received by the Company’s stockholders used as the ending share price for purposes of such calculation), with the number of shares that shall be deemed to be earned as of the Change in Control then determined by multiplying the number of PSUs at target by an achievement ratio. Of such earned shares, if the Change in Control occurs prior to the end of the three-year performance period a pro rata portion of such shares (based on the time elapsed in the performance period) will accelerate and vest as of the date of such Change in Control and the remaining earned shares will be subject to time-based quarterly vesting such that all such shares will be fully vested on the third anniversary of the grant date. Notwithstanding the foregoing, if the executive is terminated other than for Cause or resigns for Good Reason (each as defined in the CiC Plan), then the earned shares subject to time-based vesting shall accelerate in full as of the Change in Control.

2013 Equity Incentive Plan - Under our 2013 Equity Incentive Plan, in the event that awards are not assumed or substituted by the acquirer will accelerate in full immediately prior to the Change in Control, with each performance-based equity award deemed achieved at the greater of target or actual achievement (with performance goals equitably adjusted if necessary to reflect a truncated performance period) unless otherwise provided in an applicable award agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding each unexercised option and all unvested stock awards held by each of our NEOs as of June 30, 2021:

	OPTIONS AWARDS							STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Edward B. Meyercord	450,000	-	(2)			$2.51	5/8/2022
		-		330,200	(3)	6.40	8/29/2025
	278,619	358,226	(4)			6.70	8/28/2026
								11,590	(5)	$50,301
								111,429	(6)	$483,602
								383,330	(7)	$1,663,652
											139,000	(8)	$603,260
											383,330	(9)	$1,663,652
Remi Thomas								59,554	(10)	$258,464
								62,269	(6)	$270,247
								91,670	(7)	$397,848
											91,670	(9)	$397,848
Joe Vitalone								400,000

(1)	The market value of the share awards is based on the closing price of our common stock as of June 30, 2021, which was $11.16.
(2)

This performance-based stock option was based on the Company’s attainment of specific stock prices, where one-third of the shares will be earned, if at all, once the Company’s common stock has traded publicly for at least 30 consecutive trading days at a target closing price per share of at least $3.50; an additional one-third of the shares will be earned, if at all, once the Company’s common stock has traded publicly for at least 30 consecutive trading days at a target closing price per share of at least $4.50; and all remaining shares will be earned, if at all, upon the Company’s common stock trading publicly for at least 30 consecutive trading days at a target closing price per share of at least $5.50. Once the applicable stock price was achieved, the option was earned and thereafter vests over two years at 1/24th each month following the date upon which date the performance shares were earned, subject to the NEO’s continued service through such dates. The performance thresholds for all of the shares subject to the performance option have been met.

(3)

These performance-based stock options were earned when the closing stock price of the Company’s common stock traded for 30 consecutive days at $10.00 or above between May 14, 2021 and June 25, 2021, which was during the performance period beginning August 31, 2018 and ending on August 31, 2021. Once earned, the PSOs vest as to 1/3rd of the shares subject thereto on August 31, 2019 and as to 1/12th of the shares thereto on each quarterly anniversary thereafter, with any shares that would have already been vested in accordance with the time-based vesting schedule vesting immediately when the PSOs are earned.

(4)

The option vested as to 1/4th of the shares subject to the option on August 31, 2020 and vests as to 1/48th of the shares subject to the option on each monthly anniversary thereafter, subject to the NEO’s continued service through such dates.

(5)	These RSUs vest in substantially equal quarterly installments ending on August 31, 2021, subject to the NEO’s continued service through such dates.
(6)	These RSUs vest in substantially equal quarterly installments ending on August 31, 2022, subject to the NEO’s continued service through such dates.
(7)	These RSUs vested as to 1/3 of the units on August 15, 2021 and vest as to 1/12th of the award each quarter thereafter, subject to the NEO’s continued service through such dates.

(8)

These PSUs were earned when the Company’s combined GAAP earnings per share equaled $0.11 exclusive of share-based compensation charges ($0.13 inclusive of share-based compensation charges) which exceeded the target of $0.09 per share for the third and fourth fiscal quarters of fiscal 2021. The PSUs vest as to 1/3rd of the shares subject thereto on August 31, 2019 and as to 1/12th of the shares thereto on each quarterly anniversary thereafter, provided that the PSUs will not begin vesting until earned, with any shares that would have already been vested in accordance with the time-based vesting schedule vesting immediately when the PSUs are earned.

(9)

These PSU awards may be earned based on the Company’s total shareholder return relative to the Russell 2000 Index (“Index”) over an overall three-year performance period ending in August 2023 and an overall payout range of 25% of target to 150% of target.

(10)	These RSUs vest in substantially equal quarterly installments ending on November 26, 2021, subject to the NEO’s continued service through such dates.

Option Exercises and Stock Vested During Last Fiscal Year

The following table sets forth certain information concerning option exercises and vesting of common stock awards (either RSUs or PSUs) held by our NEOs during the fiscal year ended June 30, 2021.

	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Edward B. Meyercord	450,000	$4,421,756	214,442	$1,382,406
Remi Thomas	-	-	206,208	$1,460,849
(1)	Represents the amount realized based on the market price of our common stock on either the option exercise date or stock award vesting date.

Estimated Payments Upon Termination or Upon Change in Control

We have entered into agreements and maintain certain plans and policies that entitle our NEOs to certain benefits in the event of (i) a termination of employment of an NEO other than for Cause or our CEO’s resignation for Good Reason, in either case, and not resulting from a Change in Control of the Company; (ii) a termination of employment of an NEO resulting from the death or disability of an NEO; (iii) a Change in Control; or (iv) a termination of employment of an NEO by the Company other than for Cause or by the NEO for Good Reason in connection with a Change in Control of the Company.

These agreements, plans and policies, including the circumstances that would trigger payments or the provision of other benefits, and material conditions and obligations applicable to the recipient of payments and benefits, are described in “Summary of Employment and Other Agreements” elsewhere in this “Executive Compensation” section.

The following table describes the potential payments that we would have been required to make to our NEOs upon: (i) a termination of employment of the NEO other than for Cause or a resignation of our CEO for Good Reason outside a Change in Control Period (which is the period of time commencing 3 months prior to the signing of a definitive agreement that results in a Change in Control and ending 18 months after a Change in Control); (ii) a Change in Control; (iii) a termination of employment of the NEO by the Company other than for Cause or by the NEO for Good Reason during a Change in Control Period; and (iv) a termination of employment of the NEO resulting from the death or disability of such NEO (both during and outside of a Change in Control Period); in each case, assuming such qualifying event(s) took place on June 30, 2021, under the assumptions set forth in the footnotes to the table. The amounts listed below do not include the payment of accrued salary or paid time off that would be due upon termination of employment and are not adjusted for any applicable tax withholding.

Name	Potential Payments upon Termination Other than for Cause Outside of a Change in Control Period($)(1)		Potential Payments Following Change in Control ($)(2)		Potential Payments Upon Termination Other Than for Cause or a Resignation for Good Reason During Change in Control Period($)(3)		Potential Payments upon Termination as a Result of Death or Permanent Disability outside of a Change in Control Period($)(4)		Potential Payments Upon Termination as a Result of Death or Permanent Disability During Change in Control Period($)(5)
Edward B. Meyercord
Salary	$725,000	(6)	$-		$1,450,000	(7)	$725,000	(6)	$1,450,000	(7)
Bonus	-	(8)	-		2,827,500	(9)	-		2,827,500	(9)
Equity award vesting acceleration	4,838,766	(10)	10,515,161	(11)	13,925,802	(11)	7,508,857	(11)	10,515,161	(11)
Health and Welfare Benefits	27,582	(12)	-		55,704	(13)	-		-
Outplacement Benefits	-		-		17,000	(15)	-		-
Remi Thomas
Salary	$403,333	(6)	$-		$660,000	(7)	$-		$-
Bonus	199,529	(8)	-		935,000	(9)	-		-
Equity award vesting acceleration	-		3,101,521	(11)	3,917,138	(11)	-		3,101,521	(11)
Health and Welfare Benefits	25,531	(12)	-		41,778	(13)	-		-
Outplacement Benefits	17,000	(14)	-		17,000	(15)	-		-
Joe Vitalone
Salary	300,000	(6)			600,000	(7)
Bonus	213,400	(8)			1,000,000	(9)
Equity award vesting acceleration			4,464,000		4,464,000	(11)			4,464,000	(11)
Health and Welfare Benefits	14,562	(12)			$29,124	(13)
Outplacement Benefits	17,000	(14)			17,000	(14)

(1)	Assumes termination without Cause for each NEO or, in the case of our CEO, a resignation for Good Reason, in each case, as of June 30, 2021, and not during a Change in Control Period.
(2)

Assumes a hypothetical Change in Control as of June 30, 2021, with no termination of employment during the Change in Control Period. Also assumes that the company acquiring us in the hypothetical change in control did not assume or substitute equivalent replacements for the outstanding equity awards of the participants in the CiC Plan.

(3)	Assumes a hypothetical Change in Control with termination without Cause or for Good Reason, in each case, as of June 30, 2021.
(4)	Assumes a termination due to death or permanent disability as of June 30, 2021, and not during a Change in Control Period.
(5)	Assumes a hypothetical Change in Control with a termination due to death or permanent disability, in each case, as of June 30, 2021.
(6)	Represents a lump sum cash payment equal to 12 months’ base salary for Mr. Meyercord, 11 months’ base salary for Mr. Thomas, and 9 months’ base salary for Mr. Vitalone.
(7)	Represents a lump sum cash payment equal to 2x base salary for Mr. Meyercord and 1.5x base salary for Messrs. Thomas and Vitalone.
(8)

Because there were no Board-approved Company performance targets in the quarter immediately preceding June 30, 2021, Mr. Meyercord would not have been eligible to receive a prorated bonus. For Messrs. Thomas and Vitalone, the amount represents the bonus payout for the second half of fiscal 2021.

(9)

Represents 2x target bonus for Mr. Meyercord, 1.5x target bonus for Messrs. Thomas and Vitalone, and for both NEOs, an additional 1x target bonus representing the prorated target bonus as of fiscal year end.

(10)

Represents an additional 12 months accelerated vesting of all time-based equity awards. Assumes a price per share of our common stock equal to $11.16, the closing market price on June 30, 2021. In the case of RSUs, the amount represents the aggregate value of all shares that would be accelerated. In the case of stock options, the amount represents any positive aggregate spread (i.e., any positive difference between the exercise price and the closing price of our common stock on June 30, 2021) with respect to all options that would be accelerated.

(11)

Represents full accelerated vesting of all time-based equity awards, assuming the acquiring entity did not assume or substitute equivalent replacement of for the outstanding awards upon a Change in Control. Assumes a price per share of our common stock equal to $11.16, the closing market price on June 30, 2021. In the case of RSUs, the amount represents the aggregate value of all shares that would be accelerated. In the case of stock options, this amount represents any positive aggregate spread (i.e., the difference between the exercise price and the closing price of our common stock on June 30, 2021) with respect to all options that would be accelerated. With respect to the PSUs and PSOs granted in August 2018, the performance targets for such awards were deemed met on or prior to June 30, 2021, with the remaining earned shares subject to time0based vesting fully acceleration as of such date. Assuming the per share consideration paid to our stockholders was equal to the closing stock price on June 30, 2021, the PSUs granted in August 2020 would be deemed to be earned at maximum achievement as of such Change in Control and as a result Messrs. Meyercord and Thomas would earn a number of shares equal to 150% of their respective target number of PSUs.

(12)	Represents the cost of COBRA premiums for 12 months for Mr. Meyercord, 11 months for Mr. Thomas, and nine months for Mr. Vitalone.
(13)	Represents the cost of COBRA premiums for 24 months for Mr. Meyercord and 18 months for Messrs. Thomas and Vitalone.
(14)	Represents Company-paid outplacement services, which are provided by the Company at a flat rate of $17,000.

CEO Pay Ratio

As required by Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our Chief Executive Officer:

For fiscal 2021, our last completed fiscal year:

•	the annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table as presented elsewhere in this proxy statement, was $5,569,901
•	The annual total compensation for our median employee was $115,875.

Based on this information, for fiscal 2021, the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of median employee was approximately 48-to-1. This pay ratio is a reasonable estimate based on our reasonable judgement and assumptions and calculated in a manner consistent with Item 402(u) of Regulation S-K. SEC rules do not specify a single methodology for identification of the median employee or calculation of the pay ratio, and other companies may use assumptions and methodologies that are different from those used by us in calculating their pay ratio. Accordingly, the pay ratio disclosed by other companies may not be comparable to the Company’s pay ratio as disclosed above.

To identify the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments, and estimates that we used were as follows:

o

We identified the employee with compensation at the median of the compensation of all our employees by considering our employee population as of June 30, 2021. We choose a new median employee for fiscal 2021 and included all our employees inside and outside the U.S.

o

We determined our median employee based on a consistently applied compensation measure of annual base salary as of June 30, 2021 for salaried employees and hourly rate multiplied by estimated work schedule of June 30, 2021 for hourly employees.

o	Amounts paid in foreign currency were converted into United States dollars using June 30, 2021 exchange rates.
•

Using the foregoing methodology, we then calculated the median employee’s total compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $115,875.

With respect to the annual total compensation for our Chief Executive Officer, we used the amount reported in the “Total” column of our Summary Compensation Table for Fiscal Year 2021.

CERTAIN RELATIONSHIPS AND

RELATED TRANSACTIONS

Other than the compensation agreements and other arrangements described under the sections entitled “Executive Compensation and Other Matters” of this proxy statement and “Directors Compensation” of this proxy statement and as set forth below, during fiscal year 2021, there was not, nor is there currently proposed, any transaction or series of similar transactions to which the Company is or will be a party: (i) in which the amount involved exceeded or will exceed $120,000; and (ii) in which any director, nominee, executive officer, holder of more than 5% of our ordinary shares or any member of their immediate family had or will have a direct or indirect material interest.

Our Code of Business Conduct and Ethics provides guidance for addressing actual or potential conflicts of interests, including those that may arise from transactions and relationships between us and our executive officers or directors.

In addition, to formalize our policies and procedures for the review, approval or ratification, and disclosure of related person transactions, our Audit Committee has adopted a Related Person Transaction Policy. The policy generally provides that the Audit Committee (or another committee comprised solely of independent directors) will review, approve in advance or ratify, all related person transactions between the Company and any director, any nominee for director, any executive officer, any beneficial owner of more than 5% of our shares, or any immediate family member of any of the foregoing individuals. Under the policy, some ordinary course transactions or relationships are not required to be reviewed, approved or ratified by the Audit Committee, including, among other things, the following transactions: (i) compensation arrangements with directors and executive officers resulting solely from their service on the Board or as executive officers, so long as such arrangements are disclosed in our filings with the SEC or, if not required to be disclosed, are approved by our Compensation Committee; and (ii) indirect interests arising solely from a related person’s service as a director and/or owning, together with all other related persons, directly or indirectly, less than a 10% beneficial ownership interest in a third party (other than a partnership) which has entered into or proposes to enter into a transaction with us. We have various procedures in place to identify potential related person transactions including notice requirements, and the Audit Committee works with our management in reviewing and considering whether any identified transactions or relationships are covered by the policy.

EQUITY COMPENSATION PLAN INFORMATION

We currently maintain two compensation plans pursuant to which we issue our common stock to officers and other employees, directors and consultants. These are the 2013 Equity Incentive Plan and the 2014 Employee Stock Purchase Plan, which have been approved by our stockholders. The 2013 Equity Incentive Plan was adopted by our Board in October 2013, and was approved by our stockholders in November 2013, replacing our prior equity compensation plans. The 2014 Employee Stock Purchase Plan was adopted by our Board in May 2013 and approved by our stockholders in November 2014, superseding the 1999 Employee Stock Purchase Plan.

The following table provides information as of as of June 30, 2021 with respect to the shares of the Company’s Common Stock that may be issued under the Company’s existing compensation plans, plus certain equity awards that the Company assumed in connection with the Company’s acquisition of Enterasys. In August 2019, the Company also assumed certain RSU awards in connection with its acquisition of Aerohive Networks, Inc.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans not approved by security holders	51,855	(1)	$-	—
Equity compensation plans approved by security holders	10,377,265	(2)	$5.44	11,522,222	(4)
Totals	10,429,120			11,522,222

(1)

These 51,855 RSUs were outstanding under the Aerohive Networks, Inc. 2014 Equity Incentive Plan that the Company assumed in connection with the acquisition of Aerohive Networks on August 9, 2019. For more information on the E Aerohive Networks, Inc. 2014 Equity Incentive Plan, see Note 12 to our consolidated financial statements in our Form 10-K for the fiscal year ended June 30, 2021.

(2)

Includes 1,644,702 shares issuable upon exercise of outstanding options and 7,763,530 shares issuable upon vesting of outstanding RSUs granted and 969,033 maximum shares issuable in respect of PSUs granted under the 2013 Plan.

(3)	The weighted average exercise price does not take into account the shares issuable upon vesting of outstanding RSUs, which have no exercise price.
(4)

Includes 7,108,113 shares available for future issuance under the 2013 Plan and 4,414,109 shares available for future issuance under the 2014 Employee Stock Purchase Plan (of which 989,378 shares were issued with respect to the purchase period in effect as of June 30, 2021, which purchase period ended on August 15, 2021).

NON-GAAP MEASURES OF FINANCIAL PERFORMANCE

To supplement the Company’s consolidated financial statements presented in accordance with generally accepted accounting principles, (“GAAP”), the Company uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP net income, non-GAAP net revenue, non-GAAP gross margin, non-GAAP operating income and non-GAAP earnings per diluted share.

Reconciliation to the nearest GAAP measure of all historical non-GAAP measures included in this proxy statement can be found in the tables below.

Non-GAAP measures presented in this proxy statement are not in accordance with or alternative measures prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. These non-GAAP measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures.

The Company believes these non-GAAP measures when shown in conjunction with the corresponding GAAP measures enhance investors’ and management’s overall understanding of the Company’s current financial performance and the Company’s prospects for the future, including cash flows available to pursue opportunities to enhance stockholder value. In addition, because Extreme Networks has historically reported certain non-GAAP results to investors, the Company believes the inclusion of non-GAAP measures provides consistency in the Company's financial reporting.

For its internal planning process, and as discussed further below, the Company’s management uses financial statements that do not include share-based compensation expense, acquisition and integration costs, acquired inventory adjustment, amortization of intangibles, inventory valuation adjustments, restructuring charges, and tax effect or certain non-GAAP adjustments. The Company’s management also uses non-GAAP measures, in addition to the corresponding GAAP measures, in reviewing the Company’s financial results.

As described above, the Company excludes the following items from one or more of its non-GAAP measures when applicable.

Share-Based Compensation - This expense consists of expenses for stock options, restricted stock and employee stock purchases through its Employee Stock Purchase Plan. The Company excludes share-based compensation expenses from its non-GAAP measures primarily because they are non-cash expenses that the Company does not believe are reflective of ongoing cash requirement related to operating results. The Company expects to incur share-based compensation expenses in future periods.

Acquired Inventory Adjustments - Purchase accounting adjustments relating to the mark up of acquired inventory to fair value less disposal costs.

Acquisition And Integration Costs - Acquisition and integration costs consist of specified compensation charges, software charges, legal and professional fees related to the acquisition of Aerohive in fiscal 2021 and the acquisition of the Campus Fabric and Data Center Businesses in fiscal 2018. The Company excludes these expenses since they result from an event that is outside the ordinary course of continuing operations.

Amortization Of Intangibles - Amortization of intangibles includes the monthly amortization expense of acquired intangible assets such as developed technology, customer relationships, trademarks and order backlog. The amortization of the developed technology intangible is recorded in product cost of goods sold, while the amortization for the other intangibles are recorded in operating expenses. The Company excludes these expenses since they result from an intangible asset and for which the period expense does not impact the operations of the business and are non-cash in nature.

Inventory Valuation Adjustments - Adjustments relating to the mark down of inventory due to duplication of products lines with acquisition of Aerohive net of recoveries on the sale of inventory marked down in previous quarters.

Restructuring Charges - Restructuring charges primarily consist of severance costs for employees which have no benefit to continuing operations and impairment of right-of-use assets, long-lived assets and other charges related to excess facilities. The Company excludes restructuring expenses since they result from events that occur outside of the ordinary course of continuing operations.

Tax Effect on Non-GAAP Adjustments - Beginning with our first quarter of fiscal 2021, we changed how we calculate our non-GAAP provision for income taxes in accordance with the SEC guidance on non-GAAP Financial Measures Compliance and Disclosure Interpretation. Previously, the non-GAAP tax provision consisted of current and deferred income tax expense on a GAAP basis as if our carryforward net operating losses were sufficient to offset our non-GAAP adjustments. Beginning with our first quarter of fiscal 2021, we have assumed our U.S. federal and state net operating losses would have been fully consumed by the historical non-GAAP financial adjustments, eliminating the need for a full valuation allowance against our U.S. deferred tax assets which, consequently, enables our use of research and development tax credits which were previously not utilizable. The non-GAAP tax provision now consists of current and deferred income tax expense commensurate with the non-GAAP measure of profitability using our blended U.S. statutory tax rate of 24.2%. We have adjusted the fiscal 2020 non-GAAP tax provision to reflect the 2020 non-GAAP operating results to be comparable with fiscal 2021 results. As a result of this change, the non-GAAP net income for the year ended June 30, 2020 changed from $0.10 per diluted share as previously reported to $0.12 net income per diluted share.

 This change does not affect our non-GAAP income (loss) before income taxes, actual cash tax payments or cash flows, but will result in a higher or lower non-GAAP provision for income taxes depending on the level and jurisdictional mix of pre-tax income and available U.S. research and development tax credits. As of June 30, 2021, we had U.S. federal net operating loss carryforwards of $241 million, state net operating loss carryforwards of $156 million and Irish net operating losses of $17 million. As of June 30, 2020, we had U.S. federal net operating loss carryforwards of $310 million and state net operating loss carryforwards of $181 million. We do not expect to pay substantial taxes on a GAAP basis in the U.S. for the foreseeable future due to our net operating loss carryforward balances. Over the near term, most of our cash taxes will continue to be mainly driven by the tax expense of our foreign subsidiaries which amounts have not historically been significant, with the exception of the Company’s Irish operating company which has fully utilized available net operating loss carryforwards during fiscal 2021. We also believe our long-term effective GAAP tax rare will be lower than the U.S statutory rate based upon our established tax structure.

EXTREME NETWORKS, INC.
GAAP TO NON-GAAP RECONCILIATION
(In thousands, except percentages and per share amounts)
(unaudited)

Non-GAAP Revenues	Year Ended
	June 30, 2021	June 30, 2020
Revenues - GAAP Basis	$1,009,418	$948,019
Revenues - non-GAAP Basis	$1,009,418	$948,019

Non-GAAP Gross Margin	Year Ended
	June 30, 2021	June 30, 2020
Gross profit - GAAP Basis	$585,123	$517,839
Gross margin - GAAP Basis percentage	58.0%	54.6%
Adjustments:
Share-based compensation expense	2,871	2,860
Acquired inventory adjustments	—	7,303
Acquisition and integration costs	10	2,169
Amortization of intangibles	26,129	26,430
Inventory valuation adjustments	—	3,677
Total adjustments to GAAP gross profit	$29,010	$42,439
Gross profit - non-GAAP	$614,133	$560,278
Gross margin - non-GAAP percentage	60.8%	59.1%

Non-GAAP Operating Income	Year Ended
	June 30, 2021	June 30, 2020
GAAP operating income (loss)	$34,376	$(98,899)
GAAP operating income (loss) percentage	3.4%	(10.4)%
Adjustments:
Share-based compensation expense, cost of revenues	2,871	2,860
Share-based compensation expense, R&D	9,969	10,324
Share-based compensation expense, S&M	12,505	11,914
Share-based compensation expense, G&A	13,706	12,265
Inventory valuation adjustments	—	3,677
Acquisition and integration costs	1,985	34,242
Restructuring charges, net of reversals	2,625	22,011
Acquired inventory adjustments	—	7,303
Amortization of intangibles	32,239	34,855
Total adjustments to GAAP operating income (loss)	$75,900	$139,451
Non-GAAP operating income	$110,276	$40,552
Non-GAAP operating income percentage	10.9%	4.3%

Non-GAAP Net Income	Year Ended
	June 30, 2021	June 30, 2020
GAAP net income (loss)	$1,936	$(126,845)
Adjustments:
Share-based compensation expense	39,051	37,363

Inventory valuation adjustments	—	3,677
Acquisition and integration costs	1,985	34,242
Restructuring charge, net of reversal	2,625	22,011
Acquired inventory adjustments	—	7,303
Amortization of intangibles	32,239	34,855
Tax effect of non-GAAP adjustments	(5,608)	1,542
Total adjustments to GAAP net income (loss)	$70,292	$140,993
Non-GAAP net income	$72,228	$14,148

Earnings per share
Non-GAAP net income per share-diluted	$0.57	$0.12

Shares used in net income per share-diluted
GAAP shares used in per share calculation- basic	124,019	119,814
Potentially dilutive equity awards	3,650	2,419
GAAP and Non-GAAP shares used in per share calculation- diluted	127,669	122,233

REPORT OF THE COMPENSATION COMMITTEE

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of the Securities and Exchange Commission’s Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE

Charles P. Carinalli, Chair

John C. Shoemaker

Edward H. Kennedy

REPORT OF THE AUDIT COMMITTEE

The Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Extreme Networks, Inc. (the “Company”) oversees the quality of the Company’s financial statements and its financial reporting on behalf of the Board. Management has the primary responsibility for the financial statements, maintaining appropriate accounting and financial reporting principles and policies, and the reporting process, including internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent registered public accounting firm is responsible for expressing opinions on the Company’s annual financial statements and its internal control over financial reporting as of the end of the fiscal year. It is not the duty or responsibility of the Audit Committee or its members to conduct any type of auditing or accounting review or procedure, and each member of the Audit Committee relies on the integrity of those persons and organizations within and outside of the Company from whom the Audit Committee receives information and the accuracy of the financial and other information provided to the Audit Committee.

The current members of the Audit Committee are Raj Khanna, Kathleen M. Holmgren, and Edward H. Kennedy. Each member of the Audit Committee has been determined by the Board to be independent for purposes of the Nasdaq Marketplace Rules and the rules of the U.S. Securities and Exchange Commission (the “SEC”) as these rules apply to audit committee members. The Board has determined that Mr. Khanna and Mr. Kennedy are “audit committee financial experts,” as defined in the rules of the SEC.

The Audit Committee has discussed and reviewed with the Company’s independent auditors all matters required to be discussed under Statement on Auditing Standards No. 61, Communication with Audit Committees, SEC rules and other professional standards. The Audit Committee has received from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence, consistent with Ethics and Independence Rule 3526 of the Public Company Accounting Oversight Board, “Communication with Audit Committee Concerning Independence,” discussed with the independent auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the independent auditors’ independence.

The Audit Committee discussed with the Company’s independent auditor the overall scope and plans for the audit. The Audit Committee meets with the Company’s independent auditors, with and without the Company’s management present, to discuss the results of their audit of the Company’s financial statements and its internal control over financial reporting as of the end of the fiscal year, the Company’s internal audits, and the overall quality of the Company’s financial reporting. Additionally, the Audit Committee has discussed and reviewed with the Company’s management the audited financial statements and management’s report on internal control over financial reporting as of the end of the fiscal year.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2021, for filing with the SEC. The Audit Committee and the Board have also recommended ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022.

AUDIT COMMITTEE

Raj Khanna, Chair

Edward H. Kennedy

Kathleen M. Holmgren

The foregoing Audit Committee Report shall not be deemed to be filed or incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Stockholder proposals may be included in our proxy statement for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2022 annual meeting, we must receive the proposal at our principal executive offices, addressed to the Corporate Secretary, no later than May 24, 2022. Stockholder proposals not intended to be included in our proxy materials may be brought before an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in the rules of the SEC and under our bylaws. Under our bylaws, in order for a stockholder proposal to be properly brought before the 2022 annual meeting, the proposal must be timely and be received at our principal executive offices, addressed to the Corporate Secretary, not earlier than July 7, 2022 and not later than August 6, 2022, which, respectively, are 120 days and 90 days prior to the one-year anniversary of the 2021 Annual Meeting. In the event that the date of the 2022 annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be received not later than the close of business on the later of the 90th day prior to the 2022 annual meeting or the 10th day following the date on which public disclosure of the date of such meeting is first made by us. Under our bylaws, in order for a stockholder director nomination to be properly brought before the 2022 annual meeting, the nomination must be timely and be received at our principal executive offices, addressed to the Corporate Secretary, not earlier than July 7, 2022 and not later than August 6, 2022, which, respectively, are 120 days and 90 days prior to the one-year anniversary of the 2021 Annual Meeting. In the event that the date of the 2022 annual meeting is more than 30 days before or more than 60 days after such anniversary date, the nomination by the stockholder to be timely must be received not later than the close of business on the later of the 90th day prior to the 2022 annual meeting or the 10th day following the date on which public disclosure of the date of such meeting is first made by us. Stockholder proposals should be sent to our Corporate Secretary at the Company’s corporate headquarters.

If a stockholder proposal is brought before the 2022 annual meeting, our management proxy holders will be authorized by our proxy form to vote for or against the proposal, in their discretion, in several circumstances, including if we provide information in the proxy statement for the meeting (a) regarding the nature of the matter and (b) advising stockholders how management intends to exercise its discretion to vote on the matter.

Transaction of Other Business

As of the date of this Proxy Statement, we know of no business that will be conducted at the 2021 Annual Meeting, other than as described in this Proxy Statement. If any other matter is properly brought before the 2021 Annual Meeting, or any adjournment or postponement of the 2021 Annual Meeting, the persons named in the accompanying form of proxy intend to vote the proxy on such matters in their discretion.

Delivery to Stockholders Sharing the Same Last Name and Address

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding Extreme Networks stock, but who share the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our Notice of Internet Availability of Proxy Materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you receive a single set of proxy materials or a single notice as a result of householding, and you would like to have separate copies of our Notice of Internet Availability of Proxy Materials, annual report, or proxy statement mailed to you, please submit a request to our Corporate Secretary at our corporate headquarters at Extreme Networks, Inc., 2121 RDU Center Drive, Suite 300, Morrisville, North Carolina 27560, or call Stan Kovler, our Vice President of Corporate Strategy and Investor Relations, at (919) 595-4196, and we will promptly send you what you have requested. If you want to receive a paper proxy or voting instruction form or other proxy materials for purposes of this year’s Annual Meeting, you should follow the instructions included in the Notice of Internet Availability of Proxy Materials that was sent to you. You can also contact our Investor Relations firm at the phone number above if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

COMMUNICATING WITH EXTREME NETWORKS

You can obtain information about us by one of the following methods:

1. Our home page on the Internet, located at http://www.ExtremeNetworks.com, gives you access to product and marketing information, in addition to recent press releases, financial information and stock quotes, as well as links to our filings with the SEC.

2. To have information such as our latest quarterly earnings release, 2021 Annual Report, or Quarterly Report on Form 10-Q mailed to you without charge, please contact Stan Kovler, our Vice President of Corporate Strategy and Investor Relations, at (919) 595-4196.

For other questions that you wish to direct via telephone, you may contact our Stan Kovler, our Vice President of Corporate Strategy and Investor Relations, at (919) 595-4196.

Should you wish to send correspondence, you may send it to (1) our Investor Relations department or our Corporate Secretary, or (2) if you wish for your correspondence to directly reach our Board, you may send it to our Chair of the Board, who has been selected by our independent directors to receive, distribute and arrange responses for communications from our stockholders to our Board.

Any correspondence should be sent to our Company headquarters at:

Extreme Networks, Inc.

2121 RDU Center Drive, Suite 300

Morrisville, North Carolina, 27560

We encourage you to conserve natural resources, as well as reduce printing and mailing costs, by signing up for electronic delivery of stockholder communications at http://investor.extremenetworks.com.

BY ORDER OF THE BOARD OF DIRECTORS

Katayoun (“Katy”) Motiey

Chief Administrative and Sustainability Officer and Corporate Secretary

EXHIBIT A

Amended and Restated Tax Benefit Preservation Plan

Amended and Restated Tax Benefit Preservation Plan, dated as of May 17, 2021 (this “Plan”), between EXTREME NETWORKS, INC., a Delaware corporation (the “Company”), and COMPUTERSHARE INC., a Delaware corporation, as Rights Agent (the “Rights Agent”).

RECITALS

WHEREAS, the Board of Directors (the “Board”) of the Company entered into that certain Rights Agreement, dated as of April 27, 2001, which was amended by Amendment to Rights Agreement dated June 30, 2010 and Amendment No. 2 to Rights Agreement dated April 27, 2011, and then further amended and restated by that certain Amended and Restated Rights Agreement, dated as of April 26, 2012, which was as amended by Amendment No. 1 dated April 30, 2013, Amendment No. 2 dated May 19, 2014, Amendment No. 3 dated May 14, 2015, Amendment No. 4 dated May 5, 2016, Amendment No. 5 dated May 9, 2017, Amendment No. 6 dated May 31, 2018, Amendment No. 7 dated August 21, 2019 and Amendment No. 8 dated May 29, 2020 (collectively referred to herein as the “Original Agreement”);

WHEREAS, the Board on April 27, 2001 (i) authorized the issuance and declared a dividend of one right (“Right”) for each share of the common stock of the Company (as defined in Section 1.6) outstanding as of the close of business on May 14, 2001 (the “Record Date”), each Right representing the right to purchase one one-thousandth of a share of Series A Preferred Stock, par value $0.001 per share (the “Series A Preferred”), of the Company having the rights, powers and preferences set forth in the Certificate of Designation, Preferences and Rights of the Terms of the Series A Preferred Stock of the Company (as amended from time to time), upon the terms and subject to the conditions of the Original Agreement, and (ii) further authorized the issuance of one Right with respect to each share of Common Stock that shall become outstanding between the Record Date and prior to the Expiration Date in accordance with Section 22;

WHEREAS, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”), its ability to use Tax Benefits (as defined herein) for income tax purposes could be substantially limited or lost altogether;

WHEREAS, the Company views the Tax Benefits as highly valuable assets of the Company, which are likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Tax Benefits on the terms and conditions set forth herein;

WHEREAS, under the terms of the Original Agreement, the Rights will expire at the close of business on May 31, 2021, and under Section 27 of the Original Agreement, the Company and the Rights Agent may from time to time supplement or amend any provision of the Original Agreement; and

WHEREAS, the Board has determined that it is desirable and in the best interests of the Company and its stockholders to amend and restate the Original Agreement to extend the Final Expiration Date, incorporate the provisions of the amendments into the Plan and amend certain other terms of the Original Agreement, as amended as further set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree to amend, restate and supersede the Original Agreement in its entirety as follows:

Section 1.Certain Definitions.  For purposes of this Plan, the following terms have the meanings indicated:

1.1.“Acquiring Person” shall mean any Person who or which, from and after the date of this Plan, shall be the Beneficial Owner of 4.95% or more of the Common Stock then outstanding, but shall not include (i) an Exempt Person or (ii) any Existing Holder, unless and until such time as such Existing Holder shall, after the first public announcement of this Plan, become the Beneficial Owner of one or more additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), unless upon acquiring such Beneficial Ownership, such Existing Holder does not Beneficially Own 4.95% or more of the Common Stock then outstanding. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 4.95% or more of the Common Stock then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 4.95% or more of the Common Stock then outstanding solely by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of one or more additional shares of Common Stock

(other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional Common Stock, such Person does not Beneficially Own 4.95% or more of the Common Stock then outstanding.  Notwithstanding the foregoing, if the Board determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1.1, has become such inadvertently (including, without limitation, because (A) such Person was unaware that it Beneficially Owned a percentage of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Plan), and such Person divests as promptly as practicable (as determined, in good faith, by the Board) a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1.1, then such Person shall not be deemed to be or have become an “Acquiring Person” at any time for any purposes of this Plan.  For all purposes of this Plan, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 and the Treasury Regulations promulgated thereunder.

1.2.“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Plan and, to the extent not included within the foregoing, shall also include, with respect to any Person, any other Person whose Stock or other securities (i) would be deemed constructively owned by such first Person for purposes of Section 382, (ii) would be deemed owned by a single “entity” as defined in Treasury Regulation § 1.382-3(a)(1) in which both such first Person and such other Person are included or (iii) otherwise would be deemed aggregated with the Stock or other securities owned by such first Person pursuant to the provisions of Section 382.

1.3.A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” or have “Beneficial Ownership” of any securities:

1.3.1.which such Person, directly or indirectly, has the Right to Acquire; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own (i) securities (including rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Stock until such time as such securities are converted or exchanged into or exercised for Common Stock except to the extent the acquisition or transfer of securities (including rights, options or warrants) would be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) of the Treasury Regulations promulgated under Section 382; (ii) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person, until such tendered securities are accepted for purchase or exchange; (iii) securities which such Person has a Right to Acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person or (iv) securities issuable upon the exercise of Rights from and after the time that any Person becomes an Acquiring Person if such Rights were acquired by such Person prior to the Distribution Date or pursuant to Section 3.1 or Section 22 (“Original Rights”) or pursuant to Section 11.9 or Section 11.15 with respect to an adjustment to Original Rights;

1.3.2.which such Person, directly or indirectly, has or shares the right to vote or dispose of, or otherwise has “beneficial ownership” of (as defined under Rule 13d-3 of the General Rules and Regulations under the Exchange Act); provided, however, that Beneficial Ownership arising solely as a result of any such Person’s participation in a “group” (within the meaning of Rule 13d-5(b) of the General Rules and Regulations under the Exchange Act) shall be determined under Section 1.3.3 of this Plan and not under this Section 1.3.2; or

1.3.3.of which any other Person is the Beneficial Owner, if such Person has any agreement, arrangement or understanding (whether or not in writing) with such other Person with respect to acquiring, holding, voting or disposing of such securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; provided, further, that nothing in this Section 1.3.3 shall cause a Person engaged in business as an underwriter of securities or member of a selling group to be the Beneficial Owner of, or to Beneficially Own, any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, and then only if such securities continue to be owned by such Person at the expiration of such 40 calendar days, or such later date as the Board of the Company may determine in any specific case.

Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1.3, a Person shall be deemed the Beneficial Owner of, and shall be deemed to Beneficially Own, Stock held by any other Person that such Person would be deemed to constructively own or that otherwise would be aggregated with Stock owned by such Person pursuant to Section 382, or any successor provision or replacement provision and the Treasury Regulations thereunder.

No Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities that are “Beneficially Owned” (as defined in this Section 1.3), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.

1.4.“Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

1.5.“close of business” on any given date shall mean 5:00 p.m., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York time, on the next succeeding Business Day.

1.6.“Common Stock” when used with reference to the Company shall mean the Common Stock, par value $0.001 per share, of the Company.  “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management of, such other Person or, if such Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person, and which has issued and outstanding such capital stock, equity securities or equity interest.

1.7.“Exempt Person” shall mean (i) the Company, any Subsidiary of the Company, in each case including, without limitation, the officers and members of the board of directors thereof acting in their fiduciary capacities, or any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company, and (ii) any Person deemed to be an “Exempt Person” in accordance with Section 28 or Section 29.

1.8.“Existing Holder” shall mean any Person who, immediately prior to the first public announcement of the adoption of this Plan, is the Beneficial Owner of 4.95% or more of the Common Stock then outstanding.

1.9.“Person” shall mean any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity, or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group.

1.10.“Right to Acquire” shall mean a legal, equitable or contractual right to acquire (whether directly or indirectly and whether exercisable immediately, or only after the passage of time, compliance with regulatory requirements, fulfillment of a condition or otherwise), pursuant to any agreement, arrangement or understanding, whether or not in writing (excluding customary agreements entered into in good faith with and between an underwriter and selling group members in connection with a firm commitment underwriting registered under the Securities Act of 1933, as amended (the “Securities Act”)), or upon the exercise of any option, warrant or right, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

1.11.“Section 382” means Section 382 of the Code or any successor or replacement provisions and the Treasury Regulation promulgated thereunder.

1.12.“Stock” means with respect to any Person, such Person’s (i) common stock, (ii) preferred shares (other than preferred shares described in Section 1504(a)(4) of the Code) and (iii) any other interest that would be treated as “stock” of such Person pursuant to Treasury Regulation § 1.382-2T(f)(18).

1.13.“Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include the filing of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information which reveals the existence of an Acquiring Person or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.

1.14.“Subsidiary” of any Person shall mean any partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust or other entity of which a majority of the voting power of the voting equity securities or equity interests is owned, of record or beneficially, directly or indirectly, by such Person.

1.15.“Stockholder Approval” shall mean the approval of this Plan by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock (or other shares that vote together with the Common Stock as one class for purposes of such an approval) that are present in person or by proxy at a Stockholder Meeting and entitled to vote on the proposal to approve this Plan.

1.16.“Stockholder Meeting” shall mean the annual meeting of stockholders of the Company, or any adjournment thereof, duly held in accordance with the Amended and Restated Bylaws of the Company, as amended from time to time, the Amended and Restated Certificate of Incorporation of the Company, as amended from time to time, and applicable law.

1.17.“Tax Benefits” shall mean net operating losses, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Company or any of its Subsidiaries and any other tax attribute the benefit of which is subject to possible limitation under Section 382.

1.18.“Treasury Regulations” means the final and temporary regulations promulgated by the United States Department of the Treasury under the Code as amended or superseded from time to time.

1.19.A “Trigger Event” shall be deemed to have occurred upon any Person becoming an Acquiring Person.

1.20.The following terms shall have the meanings defined for such terms in the Sections set forth below:

Term	Section

Adjustment Shares	11.1.2
Board	Recitals
Book Entry Shares	3.1
Code	Recitals
common stock equivalent	11.1.3
Company	Preamble
current per share market price	11.4.1
Current Value	11.1.3
Distribution Date	3.1
equivalent preferred stock	11.2
Exchange Act	1.2
Exchange Consideration	27.1
Exemption Request	28
Expiration Date	7.1
Final Expiration Date	7.1
NASDQ	9
Original Agreement	Recitals
Original Rights	1.3.2
Plan	Preamble
Principal Party	13.2
Purchase Price	4
Record Date	Recitals
Redemption Price	23.1
Requesting Person	28
Right	Recitals
Right Certificate	3.1
Rights Agent	Preamble
Securities Act	1.10
Security	11.4.1
Series A Preferred	Recitals
Spread	11.1.3
Substitution Period	11.1.3
Summary of Rights	3.2
Trading Day	11.4.1
Trust	27.1
Trust Agreement	27.1
Waiver Request	29

Section 2.Appointment of Rights Agent.  The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions hereof, and the Rights Agent hereby accepts such appointment.  The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable upon ten (10) calendar days’ prior written notice to the Rights Agent.  The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the act or omission of any such co-Rights Agents.  In the event the Company appoints one or more co-rights agents, the respective duties of the

Rights Agent and any such other rights agents shall be as the Company shall reasonably determine, provided that such duties are consistent with the terms and provisions of this Plan and that contemporaneously with such appointment, if any, the Company shall notify the Rights Agent in writing thereof.

Section 3.Issuance of Right Certificates.

3.1.Rights Evidenced by Stock Certificates.  Until the earlier of (i) the close of business on the tenth (10th) Business Day after the Stock Acquisition Date or (ii) the close of business on the tenth (10th) Business Day after the date of the commencement of, or first public announcement of the intent of any Person (other than an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person becoming an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3.2) by the certificates for Common Stock registered in the names of the holders thereof or, in the case of uncertificated Common Stock registered in book entry form (“Book Entry Shares”), by notation in book entry (which certificates for Common Stock and Book Entry Shares shall also be deemed to be Right Certificates) and not by separate certificates, and (y) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying Common Stock.  The preceding sentence notwithstanding, (A) prior to the occurrence of a Distribution Date specified as a result of an event described in clauses (i) or (ii) (or such later Distribution Date as the Board may select pursuant to this sentence), the Board may postpone, one or more times, the Distribution Date in order to make a determination pursuant to Sections 7.1(v), 7.1(vi), 28 or 29 or (B) prior to the occurrence of a Distribution Date specified as a result of an event described in clause (ii) (or such later Distribution Date as the Board may select pursuant to this sentence), the Board may postpone, one or more times, the Distribution Date which would occur as a result of an event described in clause (ii) beyond the date set forth in such clause (ii), provided , that the Company shall provide prompt written notice of any postponement under this sentence to the Rights Agent.  As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company (or, if requested, the Rights Agent at the expense of the Company and upon receipt by the Rights Agent of all relevant information) will send, by first-class, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Distribution Date (other than any Acquiring Person or any Affiliate or Associate of an Acquiring Person), at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Stock, one or more certificates for Rights, in substantially the form of Exhibit A hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held.  As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

3.2.Summary of Rights.  On the Record Date or as soon as practicable thereafter, the Company sent or caused to be sent a copy of a Summary of Rights to Purchase Series A Preferred, in substantially the form attached to the Original Agreement as Exhibit C (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Record Date (other than any Acquiring Person or any Affiliate or Associate of any Acquiring Person) at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Stock.  Any failure to send a copy of the Summary of Rights shall not invalidate the Rights or affect their transfer with the Common Stock.  With respect to certificates representing Common Stock and Book Entry Shares outstanding as of the close of business on the Record Date, until the Distribution Date (or the earlier Expiration Date), the Rights will be evidenced by such certificates for Common Stock registered in the names of the holders thereof or Book Entry Shares, as applicable, together with a copy of the Summary of Rights and the registered holders of the Common Stock shall also be registered holders of the associated Rights.  Until the Distribution Date (or the earlier Expiration Date), the surrender for transfer of any certificate for Common Stock or Book Entry Shares outstanding at the close of business on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby and the Book Entry Shares, as applicable.

3.3.New Certificates and Uncertificated Shares After Record Date.  Certificates for Common Stock that become outstanding (whether upon issuance out of authorized but unissued Common Stock, disposition out of treasury or transfer or exchange of outstanding Common Stock) after the Record Date but prior to the earliest of the Distribution Date or the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date, shall have impressed, printed, stamped, written or otherwise affixed onto them a legend in substantially the following form:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in the Amended and Restated Tax Benefit Preservation Plan between Extreme Networks, Inc. (the “Company”) and Computershare Inc. (or any successor thereto), as Rights Agent, dated as of May 17, 2021 as the same may be amended from time to time (the “Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company.  Under certain circumstances, as set forth in the Plan, such Rights (as defined in the Plan) will be evidenced by separate certificates and will no longer be evidenced by this certificate.  The Company will mail to the holder of this certificate a copy of the Plan without charge after receipt of a written request therefor.  As described in the Plan, Rights which are owned by, transferred to or have been owned by Acquiring Persons (as defined in the Plan) or any Affiliate or Associate (as defined in the Plan) of any Acquiring Person shall become null and void and will no longer be transferable.

With respect to any Book Entry Shares, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law.  Until the Distribution Date (or the earlier Expiration Date), the Rights associated with the Common Stock represented by such certificates and such Book Entry Shares shall be evidenced solely by such certificates or the Book Entry Shares alone, and the surrender for transfer of any such certificates or Book Entry Shares, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby.  In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Stock that are no longer outstanding.

Notwithstanding this Section 3.3, neither the omission of the legend required hereby, nor the failure to provide the notice thereof, shall affect the enforceability of any part of this Plan or the rights of any holder of the Rights.

Section 4.Form of Right Certificates.  The Right Certificates (and the forms of election to purchase shares and assignment, including the certifications therein, to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Plan (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent), or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or trading system on which the Rights may from time to time be listed or quoted, or to conform to usage.  Subject to the terms and conditions hereof, the Right Certificates, whenever issued, shall be dated as of the Record Date, and shall show the date of countersignature by the Rights Agent, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Series A Preferred as shall be set forth therein at the price per one one-thousandth of a share of Series A Preferred set forth therein (the “Purchase Price”), but the number of such one one-thousandths of a share of Series A Preferred and the Purchase Price shall be subject to adjustment as provided herein.

Section 5.Countersignature and Registration.  The Right Certificates shall be executed on behalf of the Company by the President and Chief Executive Officer, the Chief Technology Officer, the Chief Operating Officer or the Chief Administrative Officer of the Company, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or any Assistant Secretary of the Company or by such officers as the Board may designate, either manually or by facsimile signature.  The Right Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent, but it shall not be necessary for the same signatory to countersign all of the Right Certificates hereunder.  No Right Certificate shall be valid for any purpose unless so countersigned.  In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Plan any such Person was not such an officer.

Following the Distribution Date and the Receipt by the Rights Agent of the written notice to that effect and all other relevant information referred to in this Plan, the Rights Agent will keep or cause to be kept, at its office or offices designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder.  Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the certificate number of each of the Right Certificates and the date of each of the Right Certificates.

Section 6.Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.  Subject to the provisions of this Plan, including, but not limited to, Section 11.1.2 and Section 14, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become null and void pursuant to Section 11.1.2 or that have been exchanged pursuant to Section 27) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Series A Preferred as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase.  Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment and certificate duly executed and properly completed, the Right Certificate or Right Certificates to be transferred, split up or combined or exchanged at the office of the Rights Agent designated for such purpose accompanied by a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association (a “Signature Guarantee”) and such other documentation as the Rights Agent may reasonably request.  Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder shall have properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Right Certificate or Right Certificates and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof or any Affiliate or Associate of such registered holder or such Beneficial Owner (or such former Beneficial Owner), in each case, as the Company or the Rights Agent shall reasonably request.  Thereupon, the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested.  The Company or the Rights Agent may require payment from the holders of Right Certificates of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up or combination or exchange of such Right Certificates.  The Rights Agent shall not have any duty or obligation to take any action under any section of this Plan that requires payment of taxes and/or charges unless and until it is satisfied that all such payments have been made,

Subject to the provisions of Section 11.1.2, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s or the Rights Agent’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7.Exercise of Rights; Purchase Price; Expiration Date of Rights.

7.1.Exercise of Rights.  Subject to Section 11.1.2 and except as otherwise provided herein, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certification on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, accompanied by a Signature Guarantee and such other documentation as the Rights Agent may reasonably request, together with payment of the aggregate Purchase Price for the total number of one one-thousandths of a share of Series A Preferred (or other securities, cash or other assets) as to which the Rights are exercised, at or prior to the time (the “Expiration Date”) that is the earliest of (i) the close of business on May 17, 2024 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 13.3 at which time the Rights are deemed terminated, (iv) the time at which the Rights are exchanged as provided in Section 27, (v) the close of business on May 17, 2022, if Stockholder Approval has not been obtained by that date, (vi) the close of business on the effective date of the repeal of Section 382 if the Board determines that this Plan is no longer necessary or desirable for the preservation of the Tax Benefits, or (vii) the time at which the Board determines that the Tax Benefits are fully utilized or no longer available under Section 382 or that an ownership change under Section 382 would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes.

7.2.Purchase.  The Purchase Price for each one one-thousandth of a share of Series A Preferred pursuant to the exercise of a Right shall be initially $70, shall be subject to adjustment from time to time as provided in Sections 11, 13 and 26 and shall be payable in lawful money of the United States of America in accordance with Section 7.3.

7.3.Payment Procedures.  Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certification properly completed and duly executed, accompanied by payment of the aggregate Purchase Price for the total number of one one-thousandths of a share of Series A Preferred to be purchased and an amount equal to any applicable tax or charge required to be paid by the holder of such Right Certificate in accordance with Section 9, in cash or by certified or cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i)(A) requisition from any transfer agent of the Series A Preferred (or make available, if the Rights Agent is the transfer agent) certificates for the number of shares of Series A Preferred to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Series A Preferred issuable upon exercise of the Rights hereunder with a depositary agent, requisition from such depositary agent depositary receipts representing interests in such number of one one-thousandths of a share of Series A Preferred as are to be purchased (in which case certificates for the Series A Preferred represented by such receipts shall be deposited by the transfer agent with such depositary agent) and the Company hereby directs such depositary agent to comply with all such requests; (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with Section 14 or otherwise in accordance with Section 11.1.3; (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to the registered holder of such Right Certificate, or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to the registered holder of such Right Certificate, or upon the order of the registered holder of such Right Certificate, to such other Person as designated in writing by such holder.  In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11.1.3, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

7.4.Partial Exercise.  In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his or her duly authorized assigns, subject to the provisions of Section 14.

7.5.Full Information Concerning Ownership.  Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 or as set forth in this Section 7 unless the certification contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise shall have been properly completed and duly executed by the registered holder thereof and the Company shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof or any Affiliate or Associate of such registered holder or such Beneficial Owner (or such former Beneficial Owner), in each case, as the Company or the Rights Agent shall reasonably request.

Section 8.Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan.  The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof.  Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records or physical records of all cancelled or destroyed Rights Certificates which have been cancelled or destroyed by the Rights Agent.  The Rights Agent shall maintain such electronic records or physical records for the time period required by applicable law and regulation.  Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records or physical records relating to Rights Certificates cancelled or destroyed by the Rights Agent.

Section 9.Reservation and Availability of Capital Stock.  The Company covenants and agrees that, from and after the Distribution Date, it will cause to be reserved and kept available out of its authorized and unissued Series A Preferred (and, following the occurrence of a Trigger Event, out of its authorized and unissued Common Stock or other securities or out of its shares held in its treasury) the number of shares of Series A Preferred (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.

So long as the Series A Preferred (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) issuable upon the exercise of Rights may be listed on the NASDAQ Global Select Market (“NASDAQ”) or any other national securities exchange or traded in the over-the-counter market, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on the NASDAQ and/or such other exchange or market upon official notice of issuance and delivery of any other required documentation upon such exercise.

The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Series A Preferred (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary, to permit the issuance of Series A Preferred upon the exercise of Rights, to register and qualify such Series A Preferred under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date.  The Company may temporarily suspend, from time to time for a period of time not to exceed one hundred twenty (120) days in any particular instance, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective or in order to prepare and file any supplement or amendment to such registration statement or filings that the Board determines to be necessary and appropriate under applicable law.  Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.  The Company shall notify the Rights Agent in writing whenever it makes a public announcement under this Section 9 and provide a copy of such announcement to the Rights Agent. Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification or exemption in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

The Company further covenants and agrees that it will pay when due and payable any and all taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Series A Preferred (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights.  The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates for the Series A Preferred (or Common Stock and/or other securities, as the case may be) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for Series A Preferred (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the registered holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s satisfaction that no such tax or charge is due.

Section 10.Series A Preferred Record Date.  Each Person in whose name any certificate for Series A Preferred (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Series A Preferred (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable taxes or charges) was duly made; provided, however, that if the date of such surrender and payment is a date upon which the Series A Preferred (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Series A Preferred (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open.  Prior to the exercise of the Rights evidenced thereby (or an exchange pursuant to Section 27), the holder of a Right Certificate shall not be entitled to any rights of a holder of Series A Preferred (or Common Stock or other securities, as the case may be) for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.Adjustment of Purchase Price, Number of Shares or Number of Rights.  The Purchase Price, the number of shares of Series A Preferred or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

11.1.Post-Execution Events.

11.1.1.Corporate Dividends, Reclassifications, Etc.  In the event the Company shall, at any time after the date of this Plan, (A) declare and pay a dividend on the Series A Preferred payable in Series A Preferred, (B) subdivide the outstanding Series A Preferred, (C) combine the outstanding Series A Preferred into a smaller number of shares of Series A Preferred or (D) issue any shares of its capital stock in a reclassification of the Series A Preferred (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11.1.1, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Series A Preferred transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.  If an event occurs which would require an adjustment under both Section 11.1.1 and Section 11.1.2, the adjustment provided for in this Section 11.1.1 shall be in addition to, and shall be made prior to, the adjustment required pursuant to, Section 11.1.2.

11.1.2.Acquiring Person Events; Triggering Events.  Subject to Section 27, in the event that a Trigger Event occurs, then, from and after the first occurrence of such event, each holder of a Right, except as provided below, shall thereafter have a right to receive, upon exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one one-thousandths of a share of Series A Preferred for which a Right is then exercisable (without giving effect to this Section 11.1.2), in accordance with the terms of this Plan and in lieu of Series A Preferred, such number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Series A Preferred for which a Right is then exercisable (without giving effect to this Section 11.1.2) and (y) dividing that product by 50% of the then-current per share market price of the Common Stock (determined pursuant to Section 11.4) on the first of the date of the occurrence of, or the date of the first public announcement of, a Trigger Event (the “Adjustment Shares”); provided that the Purchase Price and the number of Adjustment Shares shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6.  Notwithstanding the foregoing, upon and after the occurrence of a Trigger Event, any Rights that are or were acquired or Beneficially Owned by (1) any Acquiring Person or any Affiliate or Associate of an Acquiring Person, (2) a transferee of any Acquiring Person (or any Affiliate or Associate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such, or (3) a transferee of any Acquiring Person (or any Affiliate or Associate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of this Section 11.1.2, and subsequent transferees, shall become void without any further action, and any holder (whether or not such holder is an Acquiring Person or an Affiliate or Associate of an Acquiring Person) of such Rights shall thereafter have no right to exercise such Rights under any provision of this Plan or otherwise.  From and after the Trigger Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled.

The Company shall use all reasonable efforts to ensure that the provisions of this Section 11.1.2 are complied with, but shall have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determinations with respect to any Acquiring Person or any Affiliate or Associate of an Acquiring Person or transferees hereunder.

From and after the occurrence of an event specified in Section 13.1, any Rights that theretofore have not been exercised pursuant to this Section 11.1.2 shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11.1.2.

11.1.3.Insufficient Shares.  The Company may at its option substitute for Common Stock issuable upon the exercise of Rights in accordance with the foregoing Section 11.1.2 a number of shares of Series A Preferred or fraction thereof such that the then current per share market price of one share of Series A Preferred multiplied by such number or fraction is equal to the then current per share market price of one share of Common Stock.  In the event that upon the occurrence of a Trigger Event there shall not be sufficient Common Stock authorized but unissued, or held by the Company as treasury shares, to permit the exercise in full of the Rights in accordance with the foregoing Section 11.1.2, the Company shall take all such action as may be necessary to authorize additional Common Stock for issuance upon exercise of the Rights, provided, however, that if the Company determines that it is unable to cause the authorization of a sufficient number of additional shares of Common Stock, then, in the event the Rights become exercisable, the Company, with respect to each Right and to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, shall:  (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), over (2) the Purchase Price (such excess, the “Spread”) and (B) with respect to each Right (other than Rights which have become null and void pursuant to Section 11.1.2), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Series A Preferred, (4) other equity securities of the Company (including, without limitation, shares, or fractions of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Stock, the Board has deemed in good faith to have substantially the same value as the Common Stock) (each such share of preferred stock or fractions of shares of preferred stock constituting a “common stock equivalent”)), (5) debt securities of the Company, (6) other assets or (7) any combination of the foregoing having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the occurrence of a Trigger Event, then the Company shall be obligated to deliver, to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Stock (to the extent available) and then, if necessary, such number or fractions of Series A Preferred (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread.  The Company shall provide the Rights Agent with prompt reasonably detailed written notice of any determination under the previous sentence.  If, upon the occurrence of a Trigger Event, the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board so elects, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than one hundred twenty (120) days following the occurrence of a Trigger Event, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the “Substitution Period”).  To the extent that the Company determines that some actions need be taken pursuant to the second and/or third sentences of this Section 11.1.3, the Company (x) shall provide that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof.  In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended as well as a public announcement at such time as the suspension is no longer in effect.  The Company shall promptly notify the Rights Agent in writing whenever it temporarily suspends the exercisability of the Rights or when any such suspension is no longer in effect, and shall provide a copy any public announcement under this Section 11.1.3 to the Rights Agent. For purposes of this Section 11.1.3, the value of a share of Common Stock shall be the then current per share market price (as determined pursuant to Section 11.4) on the date of the occurrence of a Trigger Event and the value of any “common stock equivalent” shall be deemed to have the same value as the Common Stock on such date.  The Board may, but shall not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11.1.3.

11.2.Dilutive Rights Offering.  In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Series A Preferred entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Series A Preferred (or securities having the same rights, privileges and preferences as the Series A Preferred (“equivalent preferred stock”)) or securities convertible into Series A Preferred or equivalent preferred stock at a price per share of Series A Preferred or per share of equivalent preferred stock (or having a conversion or exercise price per share, if a security convertible into or exercisable for Series A Preferred or equivalent preferred stock) less than the then current per share market price of the Series A Preferred (as determined pursuant to Section 11.4) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Series A Preferred and shares of equivalent preferred stock outstanding on such record date plus the number of shares of Series A Preferred and shares of equivalent preferred stock which the aggregate offering price of the total number of shares of Series A Preferred and/or shares of equivalent preferred stock to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such then-current per share market price and the denominator of which shall be the number of shares of Series A Preferred and shares of equivalent preferred stock outstanding on such record date plus the number of additional Series A Preferred and/or shares of equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.  In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights.  Series A Preferred and shares of equivalent preferred stock owned by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation.  Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

11.3.Distributions.  In case the Company shall fix a record date for the making of a distribution to all holders of the Series A Preferred (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash, securities or assets (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or a dividend payable in Series A Preferred (which dividend, for purposes of this Plan, shall be subject to the provisions of Section 11.1.1(A))) or convertible securities, or subscription rights or warrants (excluding those referred to in Section 11.2), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Series A Preferred (as determined pursuant to Section 11.4) on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent) of the portion of the cash, assets, securities or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Series A Preferred and the denominator of which shall be such then-current per share market price of the Series A Preferred (as determined pursuant to Section 11.4); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right.  Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

11.4.Current Per Share Market Value.

11.4.1.General.  For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11.4.1) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to, but not including, such date; provided, however, that in the event that the then current per share market price of the Security is determined during any period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares or (ii) any subdivision, combination or reclassification of such Security, and prior to the expiration of thirty (30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the “current per share market price” shall be appropriately adjusted to reflect the then current market price per share equivalent of such Security.  The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ or, if the Security is not listed or admitted to trading on the NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if on such date the Security is not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported thereby or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board.  If on any such date no such market maker is making a market in the Security, the fair value of the Security on such date as determined in good faith by the Board shall be used.  The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.  If the Security is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, “current per share market price” shall mean the fair value per share as determined in good faith by the Board or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

11.4.2.Series A Preferred.  Notwithstanding Section 11.4.1, for the purpose of any computation hereunder, the “current per share market price” of the Series A Preferred shall be determined in the same manner as set forth above in Section 11.4.1 (other than the last sentence thereof).  If the then-current per share market price of the Series A Preferred cannot be determined in the manner described in Section 11.4.1, the “current per share market price” of the Series A Preferred shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Plan) multiplied by the then-current per share market price of the Common Stock (as determined pursuant to Section 11.4.1). If neither the Common Stock nor the Series A Preferred are publicly held or so listed or traded, or if on any such date neither the Common Stock nor the Series A Preferred are so quoted and no such market maker is making a market in either the Common Stock or the Series A Preferred, “current per share market price” of the Series A Preferred shall mean the fair value per share as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.  For purposes of this Plan, the “current per share market price” of one one-thousandth of a share of Series A Preferred shall be equal to the “current per share market price” of one share of Series A Preferred divided by 1,000.

11.5.Insignificant Changes.  No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price.  Any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-hundred thousandth of a share of Series A Preferred or the nearest one-thousandth of a share of Common Stock or other share or security, as the case may be.

11.6.Shares Other Than Series A Preferred.  If as a result of an adjustment made pursuant to Section 11.1, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Series A Preferred, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Series A Preferred contained in Sections 11.1, 11.2, 11.3, 11.5, 11.8, 11.9 and 11.13, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Series A Preferred shall apply on like terms to any such other shares.

11.7.Rights Issued Subsequent to Adjustment.  All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Series A Preferred and shares of other capital stock or other securities, assets or cash of the Company, if any, purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

11.8.Effect of Adjustments on Existing Rights.  Unless the Company shall have exercised its election as provided in Section 11.9, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11.2 and 11.3, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Series A Preferred (calculated to the nearest one-hundred thousandth of a share of Series A Preferred) obtained by (i) multiplying (x) the number of one one-thousandths of a share of Series A Preferred covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

11.9.Adjustment in Number of Rights.  The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Series A Preferred issuable upon the exercise of a Right.  Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Series A Preferred for which a Right was exercisable immediately prior to such adjustment.  Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price.  The Company shall make a public announcement (with prompt written notice to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made.  This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement.  If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11.9, the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment.  Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

11.10.Right Certificates Unchanged.  Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Series A Preferred issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of one one-thousandths of a share of Series A Preferred which were expressed in the initial Right Certificates issued hereunder.

11.11.Par Value Limitations.  Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the then par value, if any, of the Series A Preferred or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Series A Preferred or other such shares at such adjusted Purchase Price.

11.12.Deferred Issuance.  In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of shares of Series A Preferred and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Series A Preferred and shares of other capital stock or other securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

11.13.Reduction in Purchase Price.  Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Series A Preferred, issuance wholly for cash of any of the Series A Preferred at less than the then-current market price, issuance wholly for cash of Series A Preferred or securities which by their terms are convertible into or exchangeable for Series A Preferred, dividends on Series A Preferred payable in Series A Preferred or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Series A Preferred shall not be taxable to such stockholders.

11.14.Company Not to Diminish Benefits of Rights.  The Company covenants and agrees that after the earlier of the Stock Acquisition Date or Distribution Date it will not, except as permitted by Section 23, Section 26 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

11.15.Adjustment of Rights Associated with Common Stock.  Notwithstanding anything contained in this Plan to the contrary, in the event that the Company shall at any time after the date hereof and prior to the Distribution Date (i) declare or pay any dividend on the outstanding Common Stock payable in shares of Common Stock, (ii) effect a subdivision or consolidation of the outstanding Common Stock (by reclassification or otherwise than by the payment of dividends payable in shares of Common Stock), or (iii) combine the outstanding Common Stock into a greater or lesser number of shares of Common Stock, then in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date or in accordance with Section 22 shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.  The adjustments provided for in this Section 11.15 shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

Section 12.Certificate of Adjusted Purchase Price or Number of Shares.  Whenever an adjustment is made as provided in Sections 11 or 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief, reasonably detailed statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Stock or the Series A Preferred a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or, if before the Distribution Date, to each holder of a certificate representing shares of Common Stock or Book Entry Shares in respect thereof) in accordance with Section 25.  The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

Section 13.Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

13.1.Certain Transactions.  In the event that, from and after the first occurrence of a Trigger Event, directly or indirectly, (A) the Company shall consolidate with, or merge with and into, any other Person and the Company shall not be the continuing or surviving corporation, (B) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of the Company or any other Person or cash or any other property, or (C) the Company shall sell, exchange, mortgage or otherwise transfer (or one or more of its Subsidiaries shall sell, exchange, mortgage or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more wholly-owned Subsidiaries of the Company in one or more transactions each of which complies with Section 11.14), then, and in each such case, proper provision shall be made so that (i) each holder of a Right (other than Rights which have become null and void pursuant to Section 11.1.2) shall thereafter have the right to receive, upon the exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one one-thousandths of a share of Series A Preferred for which a Right was exercisable immediately prior to the first occurrence of a Trigger Event (as subsequently adjusted pursuant to Sections 11.1.1, 11.2, 11.3, 11.8, 11.9 and 11.12), in accordance with the terms of this Plan and in lieu of Series A Preferred or Common Stock, such number of validly authorized and issued, fully paid, non-assessable and freely tradable Common Stock of the Principal Party (as such term is hereinafter defined) not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (x) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Series A Preferred for which a Right was exercisable immediately prior to the first occurrence of a Trigger Event (as subsequently adjusted pursuant to Sections 11.1.1, 11.2, 11.3, 11.8, 11.9 and 11.12) and (y) dividing that product by 50% of the then current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11.4) on the date of consummation of such consolidation, merger, sale or transfer; provided that the price per Right so payable and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6 to reflect any events covered thereby occurring in respect of the Common Stock of such Principal Party after the occurrence of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all of the obligations and duties of the Company pursuant to this Plan; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Stock thereafter deliverable upon the exercise of the Rights; provided that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13.1, such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13.1, and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.  The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement confirming that the requirements of this Section 13.1 and Section 13.2 shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Plan as the same shall have been assumed by the Principal Party pursuant to this Section 13.1 and Section 13.2 and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party, at its own expense, shall:

(1)prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date and similarly comply with applicable state securities laws;

(2)use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on the NASDAQ or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the NASDAQ and/or such securities exchange;

(3)deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

(4)obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

In case the Principal Party has a provision in any of its authorized securities or in its articles or certificate of incorporation or by-laws or other instrument governing its corporate affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, Common Stock or common stock equivalents of such Principal Party at less than the then current market price per share thereof (determined pursuant to Section 11.4) or securities exercisable for, or convertible into, Common Stock or common stock equivalents of such Principal Party at less than such then current market price (other than to holders of Rights pursuant to this Section 13), or (ii) providing for any special payment, taxes, charges or similar provision in connection with the issuance of the Common Stock of such Principal Party pursuant to the provision of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

The Company covenants and agrees that it shall not, at any time after the Trigger Event, enter into any transaction of the type described in clauses (A) through (C) of this Section 13.1 if (i) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13.2 shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.  The provisions of this Section 13 shall similarly apply to successive transactions of the type described in clauses (A) through (C) of this Section 13.1.

13.2.Principal Party.  “Principal Party” shall mean:

(i)in the case of any transaction described in clauses (A) or (B) of the first sentence of Section 13.1:  (i) the Person that is the issuer of the securities into which the Common Stock is converted in such merger or consolidation, or, if there is more than one such issuer, the issuer the Common Stock of which has the greatest aggregate market value of shares outstanding, or (ii) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the Common Stock of which has the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and

(ii)in the case of any transaction described in clause (C) of the first sentence in Section 13.1, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding; provided, however, that in any such case described in the foregoing clause (i) or (ii) of this Section 13.2, if the shares of Common Stock of such Person are not at such time or have not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the shares of Common Stock of which are and have been so registered, the term “Principal Party” shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the shares of Common Stock of all of which are and have been so registered, the term “Principal Party” shall refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

13.3.Approved Acquisitions. Notwithstanding anything contained herein to the contrary, upon the consummation of any merger or other acquisition transaction of the type described in clause (A), (B) or (C) of Section 13.1 involving the Company pursuant to a merger or other acquisition agreement between the Company and any Person (or one or more of such Person’s Affiliates or Associates) which agreement has been approved by the Board prior to any Person becoming an Acquiring Person, this Plan and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7.1.

Section 14.Fractional Rights and Fractional Shares.

14.1.Cash in Lieu of Fractional Rights.  The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights (except prior to the Distribution Date in accordance with Section 11.15).  In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the then-current market value of a whole Right.  For the purposes of this Section 14.1, the then-current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.  The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ or, if the Rights are not listed or admitted to trading on the NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board.  If on any such date no such market maker is making a market in the Rights, the then-current market value of the Rights on such date shall be the fair value of the Rights as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

14.2.Cash in Lieu of Fractional Shares of Series A Preferred.  The Company shall not be required to issue fractions of shares of Series A Preferred (other than fractions which are integral multiples of one one-thousandth of a share of Series A Preferred) upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares of Series A Preferred (other than fractions which are integral multiples of one one-thousandth of a share of Series A Preferred).  Interests in fractions of shares of Series A Preferred in integral multiples of one one-thousandth of a share of Series A Preferred may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Series A Preferred represented by such depositary receipts.  In lieu of fractional shares of Series A Preferred that are not integral multiples of one one-thousandth of a share of Series A Preferred, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the then-current per share market price of one share of Series A Preferred (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.

14.3.Cash in Lieu of Fractional Shares of Common Stock.  The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights.  In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.

14.4.Waiver of Right to Receive Fractional Rights or Shares.  The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right, except as permitted by this Section 14.

14.5.Reliance by Rights Agent. Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under any section of this Plan, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments.  The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any section of this Plan relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

Section 15.Rights of Action.  All rights of action in respect of this Plan, except the rights of action given to the Rights Agent under this Plan, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce this Plan, and may institute and maintain any suit, action or proceeding against the Company to enforce this Plan, or otherwise enforce or act in respect of his right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided in such Right Certificate and in this Plan.  Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan and shall be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of the Company under this Plan.

Section 16.Agreement of Right Holders.  Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)prior to the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of the Common Stock;

(b)as of and after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer with all required certifications properly completed and duly executed accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request;

(c)the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate or Book Entry Share) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate or Book Entry Share made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d)notwithstanding anything in this Plan to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of the inability of the Company or the Rights Agent to perform any of its or their obligations under this Plan by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation.

Section 17.Right Certificate Holder Not Deemed a Stockholder.  No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Series A Preferred or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18.Concerning the Rights Agent.  The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, negotiation, amendment, administration and execution of this Plan and the exercise and performance of its duties hereunder.  The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any and all loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel) that may be paid, incurred or suffered by it, or which it may become subject, without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the execution, acceptance, administration of and the exercise and performance of its duties under this Plan, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly or enforcing its rights hereunder.

The Rights Agent shall be fully authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Plan and the exercise and performance of its duties hereunder, in reliance upon any Right Certificate or certificate for the Series A Preferred or the Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.  The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith, unless and until it has received such notice in writing.

The provisions under this Section 18 and Section 20 below shall survive the expiration of the Rights and the termination of this Plan and the resignation, replacement or removal of the Rights Agent.  The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.

Section 19.Merger or Consolidation or Change of Name of Rights Agent.  Any corporation or limited liability company or other entity into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation or limited liability company or other entity resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation or limited liability company succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation or limited liability company or other entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 21.  The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 19.  In case at the time such successor Rights Agent shall succeed to the agency created by this Plan, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

Section 20.Duties of Rights Agent.  The Rights Agent undertakes to perform only the duties and obligations expressly set forth in this Plan and no implied duties and obligations shall be read into this Plan against the Rights Agent. The Rights Agent shall perform its duties and obligations upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

20.1.Legal Counsel.  The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in the absence of bad faith and in accordance with such advice or opinion.

20.2.Certificates as to Facts or Matters.  Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the President and Chief Executive Officer, the Chief Technology Officer, the Chief Operating Officer or the Chief Administrative Officer of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent for and the Rights Agent shall not incur any liability for or in respect of any action taken, suffered or omitted to be taken by it under the provisions of this Plan in reliance upon such certificate.   The Rights Agent shall have no duty to act without such a certificate as set forth in this Section 20.2.

20.3.Standard of Care.  The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction).  Notwithstanding anything in this Plan to the contrary, any liability of the Rights Agent under this Plan will be limited to the amount of annual fees (but not reimbursed expenses) paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought.  Anything to the contrary notwithstanding, in no event will the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damages of any kind whatsoever (including, without limitation, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damages, and regardless of the form of action.

20.4.Reliance on Plan and Right Certificates.  The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

20.5.No Responsibility as to Certain Matters.  The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the legality or validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Plan or in any Right Certificate; nor shall it be liable or responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11.1.2) or any adjustment required under the provisions of Sections 3, 11, 13, 23 or 27 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Series A Preferred or other securities to be issued pursuant to this Plan or any Right Certificate or as to whether any Series A Preferred or other securities will, when so issued, be validly authorized and issued, fully paid and nonassessable.

20.6.Further Assurance by Company.  The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.

20.7.Authorized Company Officers.  The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the President and Chief Executive Officer, the Chief Technology Officer, the Chief Operating Officer or the Chief Administrative Officer of the Company, and to apply to such officers for advice or instructions in connection with its duties under this Plan, and such advice or instructions shall provide full authorization and protection to the Rights Agent and the Rights Agent and it shall not be liable for any action taken or suffered, or omitted to be taken by it in accordance with the written advice or instructions of any such officer or for any delay in acting while waiting for these instructions.  The Rights Agent shall be fully authorized and protected in relying upon the advice or instructions received by any such officer.  Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Plan and the date on and/or after which such action shall be taken or such omission shall be effective.  The Rights Agent shall not be liable to the Company for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three (3) Business Days after the date any such officer actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking of any such action (or the effective date in the case of omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

20.8.Freedom to Trade in Company Securities.  The Rights Agent and any stockholder, Affiliate, director, officer, agent, representative or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Plan.  Nothing herein shall preclude the Rights Agent or such stockholder, Affiliate, director, officer, agent or employee from acting in any other capacity for the Company or for any other Person.

20.9.Reliance on Attorneys and Agents.  The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, omission, default, neglect or misconduct, absent gross negligence, willful misconduct or bad faith in the selection and continued employment thereof (which gross negligence willful misconduct or bad faith must be determined by a final, non-appealable judgment of a court of competent jurisdiction).

20.10.Incomplete Certificate.  If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been properly completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate of an Acquiring Person), the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company; provided, however that Rights Agent shall not be liable for any delays arising from the duties under this Section 20.10.

20.11.Rights Holders List.  At any time and from time to time after the Distribution Date, upon the request of the Company, the Rights Agent shall promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the holders of record of Rights.

20.12.No Risk of Own Funds.  No provision of this Plan shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise any of its rights or powers if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

20.13.No Interest. The Rights Agent shall have no responsibility to the Company, any holders of Rights for interest or earnings on any moneys held by the Rights Agent pursuant to this Agreement.

20.14.No Notice. The Rights Agent shall not be required to take notice or be deemed to have notice of any event or condition hereunder, including any event or condition that may require action by the Rights Agent, unless the Rights Agent shall be specifically notified in writing of such event or condition by the Company, and all notices or other instruments required by this Plan to be delivered to the Rights Agent must, in order to be effective, be received by the Rights Agent as specified in Section 25 hereof, and in the absence of such notice so delivered, the Rights Agent may conclusively assume no such event or condition exists.

Section 21.Change of Rights Agent.  The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon thirty (30) days’ notice in writing mailed to the Company and in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Stock and/or Series A Preferred, as applicable. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Plan as of the effective date of such termination, and the Company shall be responsible for sending any required notice.  Following the Distribution Date, the Company shall promptly notify the holders of the Right Certificates by first-class mail of any such resignation.  The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and/or Series A Preferred, as applicable, by registered or certified mail, and to the holders of the Right Certificates by first-class mail.  If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the resigning, removed, or incapacitated Rights Agent shall remit to the Company, or to any successor Rights Agent designated by the Company, all books, records, funds, certificates or other documents or instruments of any kind then in its possession which were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as Rights Agent hereunder, and shall thereafter be discharged from all duties and obligations hereunder.  Following notice of such removal, resignation or incapacity, the Company shall appoint a successor to such Rights Agent.  If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.  Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a Person organized and doing business under the laws of the State of New York or the State of Delaware (or any other state of the United States so long as such Person is authorized to do business as a banking institution in the State of New York or the State of Delaware) in good standing, having an office in the State of New York or the State of Delaware, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by Federal or state authority and which (a) has, along with its Affiliates, at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (b) is the Affiliate of a Person described in clause (a) of this sentence.  After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose; provided, that, such predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing.  Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and/or Series A Preferred, as applicable, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.Issuance of New Right Certificates.  Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Plan.  In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company shall, with respect to Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded, or upon exercise, conversion or exchange of securities heretofore or hereinafter issued by the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23.Redemption.

23.1.Right to Redeem.  The Board may, at its option, at any time prior to a Trigger Event, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”), and the Company may, at its option, pay the Redemption Price in Common Stock (based on the “current per share market price,” determined pursuant to Section 11.4, of the Common Stock at the time of redemption), cash or any other form of consideration deemed appropriate by the Board.  The redemption of the Rights by the Board may be made effective at such time, on such basis and subject to such conditions as the Board in its sole discretion may establish.

23.2.Redemption Procedures.  Immediately upon the action of the Board ordering the redemption of the Rights (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held.  The Company shall promptly give public notice of such redemption (with prompt written notice of same to the Rights Agent); provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption.  The Company shall promptly give, or cause the Rights Agent to give (at the Company’s expense), notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.  The failure to give notice required by this Section 23.2 or any defect therein shall not affect the validity of the action taken by the Company.  Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 27, and other than in connection with the purchase, acquisition or redemption of Common Stock prior to the Distribution Date.

Section 24.Notice of Certain Events.  In case the Company shall propose at any time after the earlier of the Stock Acquisition Date and the Distribution Date (a) to pay any dividend payable in stock of any class to the holders of Series A Preferred or to make any other distribution to the holders of Series A Preferred (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividends, or a stock dividend on, or a subdivision, combination or reclassification of the Common Stock), or (b) to offer to the holders of Series A Preferred rights or warrants to subscribe for or to purchase any additional Series A Preferred or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Series A Preferred (other than a reclassification involving only the subdivision of outstanding Series A Preferred), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than pursuant to a merger or other acquisition agreement of the type excluded from the definition of “Beneficial Ownership” in Section 1.3), or (e) to effect the liquidation, dissolution or winding up of the Company, or (f) to declare or pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Series A Preferred and/or Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least ten (10) days prior to the record date for determining holders of the Series A Preferred for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Series A Preferred and/or Common Stock, whichever shall be the earlier.

In case any event set forth in Section 11.1.2 or Section 13 shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of the occurrence of such event, which notice shall describe the event and the consequences of the event to holders of Rights under Section 11.1.2 and Section 13, and (ii) all references in this Section 24 to Series A Preferred shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

Section 25.Notices.  Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent in writing by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Extreme Networks, Inc.

6480 Via Del Oro

San Jose, California 95119

Attention: Chief Administrative Officer

Subject to the provisions of Section 21 and Section 24, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent in writing by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Computershare Inc.

480 Washington Boulevard

Jersey City, New Jersey 07310

Attention: Relationship Manager

With a copy to:

Computershare Inc.

480 Washington Boulevard

Jersey City, New Jersey 07310

Attention: Legal Department

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of any certificate representing Common Stock or of any Book Entry Shares) shall be sufficiently given or made if sent by first-class mail, postage prepaid, or overnight delivery service, addressed to such holder at the address of such holder as shown on the registry books of the Company or the transfer agent or registrar for the Common Stock; provided that prior to the Distribution Date a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Plan and no other notice need be given.

Section 26.Supplements and Amendments.  For so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Plan in any respect without the approval of any holders of Rights or Common Stock.  From and after the time that the Rights are no longer redeemable, the Company may, and the Rights Agent shall, if the Company so directs, from time to time supplement or amend this Plan without the approval of any holders of Rights (i) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein or (ii) to make any other changes or provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable, including but not limited to extending the Final Expiration Date; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such supplement or amendment may cause the Rights again to become redeemable or cause this Plan again to become amendable as to an Acquiring Person or an Affiliate or Associate of an Acquiring Person, other than in accordance with this sentence; provided further, that the right of the Board to extend the Distribution Date shall not require any amendment or supplement hereunder.   Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything in this Plan to the contrary, the Rights Agent shall not be required to execute any supplement or amendment to this Plan that it has determined would adversely affect its own rights, duties, obligations or immunities under this Plan. No supplement or amendment to this Plan shall be effective unless duly executed by the Rights Agent.

Section 27.Exchange.

27.1.Exchange of Common Stock for Rights.  The Board may, at its option, at any time after the occurrence of a Trigger Event, exchange Common Stock for all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11.1.2) by exchanging at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Consideration”).  Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Acquiring Person shall have become the Beneficial Owner of 50% or more of the Common Stock then outstanding.  From and after the occurrence of an event specified in Section 13.1, any Rights that theretofore have not been exchanged pursuant to this Section 27.1 shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 27.1.  The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.  Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 27, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”).  If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the Common Stock issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange).  From and after the time at which such shares are issued to the Trust, all stockholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.  Any Common Stock issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable Common Stock or Series A Preferred (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

27.2.Exchange Procedures.  Immediately upon the effectiveness of the action of the Board ordering the exchange for any Rights pursuant to Section 27.1 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive the Exchange Consideration.  The Company shall promptly give public notice of any such exchange (with prompt written notice to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange.  The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of exchange shall state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged.  Any partial exchange shall be effected pro rata based on the number of Rights (other than the Rights that have become null and void pursuant to the provisions of Section 11.1.2) held by each holder of Rights.

27.3.Insufficient Shares.  The Company may at its option substitute, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, (i) a number of shares of Series A Preferred or fraction thereof (or equivalent preferred stock, as such term is defined in Section 11.2), (ii) cash, (iii) other equity securities of the Company or common stock equivalents, as such term is defined in Section 11.1.3), (iv) debt securities of the Company, (v) other assets or (vi) any combination of the foregoing, in each case having an aggregate value equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11.4) as of the date of such exchange.  In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued and otherwise available for issuance to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 27, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, consideration of any type described in Section 11.1.3(B)(1)-(7), which consideration shall have an aggregate current per share market price (determined pursuant to Section 11.4 hereof) equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11.4 hereof) as of the date of such exchange.

Section 28.Process to Seek Exemption Prior to Trigger Event.  Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person beneficially owning 4.95% or more of the then outstanding Common Stock (a “Requesting Person”) may, prior to the Stock Acquisition Date and in accordance with this Section 28, request that the Board grant an exemption with respect to such acquisition under this Plan so that such Person would be deemed to be an “Exempt Person” under subsection (ii) of Section 1.7 hereof for purposes of this Plan (an “Exemption Request”).  An Exemption Request shall be in proper form and shall be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company.  The Exemption Request shall be deemed made upon receipt by the Secretary of the Company.  To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.95% or more of the then outstanding Common Stock and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire.  The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request.  The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination.  For purposes of considering the Exemption Request, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382.  The Board shall only grant an exemption in response to an Exemption Request if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person (A) will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits or (B) is in the best interests of the Company despite the fact that it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits.  Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Tax Benefits.  Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board's determination with respect thereto, unless the information contained in the Exemption Request or the Board’s determination with respect thereto otherwise becomes publicly available.  The Exemption Request shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and the Requesting Person and disinterested with respect to the Exemption Request, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of such Exemption Request.

Section 29.Waiver Subsequent to Stock Acquisition Date.  The Board may, of its own accord or upon the request of a stockholder (a “Waiver Request”), subsequent to a Stock Acquisition Date and prior to the Distribution Date, and in accordance with this Section 29, grant an exemption with respect to any Acquiring Person under this Plan so that such Acquiring Person would be deemed to be an “Exempt Person” under subsection (ii) of Section 1.7 hereof for purposes of this Plan.  A Waiver Request shall be in proper form and shall be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company.  The Waiver Request shall be deemed made upon receipt by the Secretary of the Company.  To be in proper form, a Waiver Request shall set forth (i) the name and address of the Acquiring Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Acquiring Person, together with all Affiliates and Associates of the Acquiring Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Acquiring Person acquired Beneficial Ownership of Common Stock aggregating 4.95% or more of the then outstanding Common Stock and the maximum number and percentage of shares of Common Stock that the Acquiring Person proposes to acquire.  The Board shall make a determination whether to grant an exemption in response to a Waiver Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Waiver Request.  The Acquiring Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination.  For purposes of considering the Waiver Request, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382.  The Board shall only grant an exemption for an Acquiring Person if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by such Acquiring Person does not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits.  Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that such Acquiring Person agree that it will not acquire Beneficial

Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Company’s Tax Benefits.  The facts and circumstances with respect to the Trigger Event, including whether to grant an exemption, shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and such Acquiring Person and disinterested with respect to the Trigger Event, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of any exemption granted pursuant to this Section 29.

Section 30.Successors.  All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 31.Benefits of this Plan.  Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

Section 32.Determination and Actions by the Board or Committee Thereof.  The Board, or a duly authorized committee thereof, shall have the exclusive power and authority to administer this Plan and to exercise the rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Plan, including, without limitation, the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations deemed necessary or advisable for the administration of this Plan (including, without limitation, a determination to redeem or not redeem the Rights or amend this Plan).  In administering this Plan and exercising the rights and powers specifically granted to the Board and to the Company hereunder, and in interpreting this Plan and making any determination hereunder, the Board, or a duly authorized committee thereof, may consider any and all facts, circumstances or information it deems to be necessary, useful or appropriate.  Without limiting the rights of the Rights Agent under this Plan, all such actions, calculations, interpretations and determinations that are done or made by the Board, or a duly authorized committee thereof, in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties to the fullest extent permitted by applicable law.  The Rights Agent shall be entitled to assume that Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.

Section 33.Severability.  If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that if such excluded provision shall affect the rights, immunities, liabilities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company.

Section 34.Governing Law.  This Plan and each Right Certificate issued hereunder shall be deemed to be a contract made under the internal laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 35.Counterparts.  This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.  A signature to this Plan transmitted electronically shall have the same authority, effect and enforceability as an original signature.

Section 36.Descriptive Headings.  Descriptive headings of the several Sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 37.Force Majeure.  Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, epidemic, pandemic, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions of any utilities, communications, or computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed, as of the day and year first above written.

EXTREME NETWORKS, INC.

By:

Name:

Title:

COMPUTERSHARE INC.

By:

Name:

Title:

EXHIBIT A

[Form of Right Certificate]

Certificate No. R-_______ Rights

NOT EXERCISABLE AFTER MAY 17, 2024 OR EARLIER IF NOTICE OF REDEMPTION OR EXCHANGE IS GIVEN, IF THE COMPANY IS MERGED OR ACQUIRED PURSUANT TO AN AGREEMENT OF THE TYPE DESCRIBED IN SECTION 13.3 OF THE AMENDED AND RESTATED TAX BENEFIT PRESERVATION PLAN (THE “PLAN”), IF SECTION 382 (AS DEFINED IN THE PLAN) OR ANY SUCCESSOR STATUTE IS REPEALED AND THE BOARD OF DIRECTORS DETERMINES THAT THE PLAN IS NO LONGER NECESSARY OR DESIRABLE FOR THE PRESERVATION OF THE TAX BENEFITS (AS DEFINED IN THE PLAN) OR IF THE BOARD OF DIRECTORS DETERMINES THAT THE TAX BENEFITS ARE FULLY UTILIZED OR NO LONGER AVAILABLE UNDER SECTION 382 (AS DEFINED IN THE PLAN) OR THAT AN OWNERSHIP CHANGE UNDER SECTION 382 WOULD NOT ADVERSELY IMPACT IN ANY MATERIAL RESPECT THE TIME PERIOD IN WHICH THE COMPANY COULD USE THE TAX BENEFITS, OR MATERIALLY IMPAIR THE AMOUNT OF THE TAX BENEFITS THAT COULD BE USED BY THE COMPANY IN ANY PARTICULAR TIME PERIOD, FOR APPLICABLE TAX PURPOSES.  THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.01 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE PLAN.  UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SECTION 11.1.2 OF THE PLAN), RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO AN ACQUIRING PERSON (AS DEFINED IN THE PLAN), OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS, WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

Right Certificate

EXTREME NETWORKS, INC.

This certifies that ________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Tax Benefit Preservation Plan, dated as of May 17, 2021, as the same may be amended from time to time (the “Plan”), between Extreme Networks, Inc., a Delaware corporation (the “Company”), and Computershare Inc., a Delaware corporation, as Rights Agent (or any successor rights agent, the “Rights Agent”), to purchase from the Company at any time after the Distribution Date and prior to 5:00 P.M. (New York time) on May 17, 2024, at the offices of the Rights Agent, or its successors as Rights Agent, designated for such purpose, one one-thousandth of a fully paid, nonassessable share of Series A Preferred Stock, par value $0.001 per share (the “Series A Preferred”), of the Company, at a purchase price of $70 per one one-thousandth of a share of Series A Preferred, subject to adjustment (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and certification properly completed and duly executed accompanied by such other documentation as the Rights Agent may reasonably request.  The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a share of Series A Preferred which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of May 17, 2021, based on the Series A Preferred as constituted at such date.  Capitalized terms used in this Right Certificate without definition shall have the meanings ascribed to them in the Plan.  As provided in the Plan, the Purchase Price and the number of shares of Series A Preferred which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates.  Copies of the Plan are on file at the principal offices of the Company and the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Series A Preferred as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase.  If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Plan, the Board may, at its option, (i) redeem the Rights evidenced by this Right Certificate at a redemption price of $0.01 per Right or (ii) exchange Common Stock for the Rights evidenced by this Certificate, in whole or in part.

No fractional Series A Preferred will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions of Series A Preferred which are integral multiples of one one-thousandth of a share of Series A Preferred, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Plan.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Series A Preferred or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Plan.

If any term, provision, covenant or restriction of the Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that if such excluded provision shall affect the rights, immunities, liabilities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company..

This Right Certificate shall not be valid or binding for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officer of the Company and its corporate seal.

Dated as of __________, 20__.

EXTREME NETWORKS, INC.

By

Title:

Countersigned:

COMPUTERSHARE INC.,

as Rights Agent

By

Authorized Signature

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder

desires to transfer the Right Certificate.)

FOR VALUE RECEIVED

hereby sells, assigns and transfers unto

(Please print name and address

of transferee)

Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

The undersigned hereby certifies that:

the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person or an Affiliate or Associate of an Acquiring Person; and

after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:

Signature

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise the Right Certificate.)

To: Extreme Networks, Inc.

The undersigned hereby irrevocably elects to exercise __________________ Rights represented by this Right Certificate to purchase the Series A Preferred issuable upon the exercise of such Rights (or such other securities or property of the Company or of any other Person which may be issuable upon the exercise of the Rights) and requests that certificates for such stock (or such other securities or property of the Company or of any other Person which may be issuable upon the exercise of the Rights) be issued in the name of (or to, as the case may be):

___________________________________________________________
(Please print name and address)

_____________________________________________________________

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number_____________________________________

____________________________________________________________
(Please print name and address)

____________________________________________________________

Dated: __________________

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

The undersigned hereby certifies that:

the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person or an Affiliate or Associate of an Acquiring Person; and

after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:_______________

Signature

NOTICE

The signature in the foregoing Form of Assignment and Form of Election to Purchase must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or Form of Election to Purchase is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate of an Acquiring Person and such Assignment or Election to Purchase will not be honored.

EXHIBIT B

Amended and Restated 2014 Employee Stock Purchase Plan

1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1 Establishment. The Extreme Networks, Inc. 2014 Employee Stock Purchase Plan was originally adopted effective as of November 19, 2014, was amended and restated effective June 15, 2016 and amended and restated effective December 4, 2018.  This Plan is hereby amended and restated in its entirety effective as of November 4, 2021 (the “Effective Date”).

1.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward Eligible Employees of the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan provides Eligible Employees with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Plan is comprised of the Section 423 Plan and the Non-423 Plan. The Company intends that the Section 423 Plan qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments or replacements of such section), and the Section 423 Plan shall be so construed. The Non-423 Plan, which is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code, is intended to provide Eligible Employees employed by Participating Companies outside the United States with an opportunity to purchase shares of Stock pursuant to the terms and conditions of the Plan but not necessarily in compliance with the requirements of Section 423 of the Code.

1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee.

2. DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)“Board” means the Board of Directors of the Company.

(b)“Change in Control” means the occurrence of any one or a combination of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(r)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(b) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(b) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(c)“Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(d)“Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(e)“Company” means Extreme Networks, Inc., a Delaware corporation, or any successor corporation thereto.

(f)“Compensation” means, with respect to any Offering Period, base wages or salary, commissions, overtime, bonuses, annual awards, other incentive payments, shift premiums, (each element of the foregoing, “Compensation Elements”) and all other compensation paid in cash during such Offering Period before deduction for any contributions to any plan maintained by a Participating Company and described in Section 401(k) or Section 125 of the Code. Compensation shall not include reimbursements of expenses, allowances, long-term disability, workers’ compensation or any amount deemed received without the actual transfer of cash or any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase or stock option plan, or any other compensation not included above.

(g)“Eligible Employee” means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

(h)“Employee” means a person treated as an employee of a Participating Company, and, with respect to the Section 423 Plan, a person who is an employee for purposes of Section 423 of the Code. A Participant shall be deemed to have ceased to be an Employee either upon an actual termination of employment or upon the corporation employing the Participant ceasing to be a Participating Company. For purposes of the Section 423 Plan, an individual shall not be deemed to have ceased to be an Employee while on any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. For purposes of the Section 423 Plan, if an individual’s leave of absence exceeds ninety (90) days, the individual shall be deemed to have ceased to be an Employee on the ninety-first (91st) day of such leave unless the individual’s right to reemployment with the Participating Company Group is guaranteed either by statute or by contract. The foregoing rules regarding leaves of absence shall apply equally for purposes of the Non-423 Plan, except as otherwise required by applicable Local Law.

(i)“Fair Market Value” means, as of any date:

(i) If, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value is established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as determined by the Committee, in its discretion.

(ii) If, on the relevant date, the Stock is not then listed on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined in good faith by the Committee.

(j)“Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(k)“Local Law” means the applicable laws of the non-United States jurisdiction governing the participation in the Plan of an Eligible Employee.

(l)“Non-423 Plan” means that component of the Plan which is not intended to be an “employee stock purchase plan” under Section 423 of the Code and need not necessarily comply with the requirements of Section 423 of the Code.

(m)“Non-United States Offering” means either (i) an Offering under the Section 423 Plan covering Eligible Employees employed by a Participating Company outside the United States, provided that the terms of such Offering comply with the requirements of Section 423 of the Code, including such variations in terms of Purchase Rights as permitted by Section 3.4; or (ii) an Offering under the Non-423 Plan covering Eligible Employees of one or more Participating Companies outside the United States, the terms of which need not comply with the requirements of Section 423 of the Code.

(n)“Offering” means an offering of Stock pursuant to the Plan, as provided in Section 6.

(o)“Offering Date” means, for any Offering Period, the first day of such Offering Period.

(p)“Offering Period” means a period, established by the Committee in accordance with Section 6.1, during which an Offering is outstanding.

(q)“Officer” means any person designated by the Board as an officer of the Company.

(r)“Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(s)“Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(t)“Participant” means an Eligible Employee who has become a participant in an Offering Period in accordance with Section 7 and remains a participant in accordance with the Plan.

(u)“Participating Company” means the Company and any Parent Corporation or Subsidiary Corporation designated by the Committee as a corporation the Employees of which may, if Eligible Employees, participate in the Plan. The Committee shall have the discretion to determine from time to time which Parent Corporations or Subsidiary Corporations shall be Participating Companies. The Committee shall designate from time to time and set forth in Appendix A to this Plan those Participating Companies whose Eligible Employees may participate in the Section 423 Plan and those Participating Companies whose Eligible Employees may participate in the Non-423 Plan.

(v)“Participating Company Group” means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.

(w)“Plan” means this 2014 Employee Stock Purchase Plan of the Company, as amended from time to time, comprised of the Section 423 Plan and the Non-423 Plan.

(x)“Purchase Date” means, for any Offering Period, the last day of such Offering Period, on which outstanding Purchase Rights are exercised.

(y)“Purchase Price” means the price at which a share of Stock may be purchased under the Plan, as determined in accordance with Section 9.

(z)“Purchase Right” means an option granted to a Participant pursuant to the Plan to purchase such shares of Stock as provided in Section 8, which the Participant may or may not exercise during the Offering Period in which such option is outstanding. Such option arises from the right of a Participant to withdraw any payroll deductions or other funds accumulated on behalf of the Participant and not previously applied to the purchase of Stock under the Plan, and to terminate participation in the Plan at any time during an Offering Period.

(aa)“Registration Date” means the effective date of the registration on Form S-8 of shares of Stock issuable pursuant to the Plan.

(bb)“Section 423 Plan” means that component of the Plan which is intended to be an “employee stock purchase plan” under Section 423 of the Code.

(cc)“Securities Act” means the Securities Act of 1933, as amended.

(dd)“Stock” means the Common Stock of the Company, as adjusted from time to time in accordance with Section 4.2.

(ee)“Subscription Agreement” means a written or electronic agreement, in such form as is specified by the Company, stating an Employee’s election to participate in the Plan and authorizing payroll deductions under the Plan from the Employee’s Compensation or other method of payment authorized by the Committee pursuant to Section 11.1(b).

(ff)“Subscription Date” means the last business day prior to the Offering Date of an Offering Period or such earlier date as the Company shall establish.

(gg)“Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. ADMINISTRATION.

3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or the Purchase Right, unless fraudulent or made in bad faith. Subject to the provisions of the Plan, the Committee shall determine all of the relevant terms and conditions of Purchase Rights; provided, however, that all Participants granted Purchase Rights pursuant to an Offering under the Section 423 Plan shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code, other than for such variations in terms of Purchase Rights as permitted by Section 3.4. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or any agreement thereunder (other than determining questions of interpretation pursuant to the second sentence of this Section 3.1) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3 Power to Adopt Sub-Plans. The Committee shall have the power, in its discretion, to adopt one or more sub-plans of the Plan as the Committee deems necessary or desirable to comply with the laws or regulations, tax policy, accounting principles or custom of foreign jurisdictions applicable to employees of a subsidiary business entity of the Company, provided that any such sub-plan shall be within the scope of the Non-423 Plan. Any of the provisions of any such sub-plan may supersede the provisions of this Plan, other than Section 4. Except as superseded by the provisions of a sub-plan, the provisions of this Plan shall govern such sub-plan.

3.4 Power to Vary Terms with Respect to Non-U.S. Employees. In order to comply with the laws of a foreign jurisdiction, the Committee shall have the power, in its discretion and as permitted by Section 423 of the Code, to grant Purchase Rights in an Offering under the Section 423 Plan to citizens or residents of a non-U.S. jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) that provide terms which are less favorable than the terms of Purchase Rights granted under the same Offering to Employees resident in the United States.

3.5 Power to Establish Separate Offerings with Varying Terms. The Committee shall have the power, in its discretion, to establish separate, simultaneous or overlapping Offerings having different terms and conditions and to designate the Participating Company or Companies that may participate in a particular Offering, provided that each Offering under the Section 423 Plan shall individually comply with the terms of the Plan and the requirements of Section 423(b)(5) of the Code that all Participants granted Purchase Rights pursuant to such Offering shall have the same rights and privileges within the meaning of such section, other than for such variations in terms of Purchase Rights as permitted by Section 3.4.

3.6 Policies and Procedures Established by the Company. Without regard to whether any Participant’s Purchase Right may be considered adversely affected, the Company may, from time to time, consistent with the Plan, and with the requirements of

Section 423 of the Code in the case of the Section 423 Plan, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum payroll deduction amount required for participation in an Offering, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld or paid in a currency other than United States dollars, (d) a payroll deduction greater than or less than the amount designated by a Participant in order to adjust for the Company’s delay or mistake in processing a Subscription Agreement or in otherwise effecting a Participant’s election under the Plan or as advisable to comply with the requirements of Section 423 of the Code, and (e) determination of the date and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan. All such actions by the Company with respect to the Section 423 Plan shall be taken consistent with the requirements under Section 423(b)(5) of the Code that all Participants granted Purchase Rights pursuant to an Offering shall have the same rights and privileges within the meaning of such section, except as otherwise permitted by Section 3.4 and the regulations under Section 423 of the Code.

3.7 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4. SHARES SUBJECT TO PLAN.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan and the Section 423 Plan shall be twenty-seven million (27,000,000), and the maximum aggregate number of shares of Stock that may be issued under the Non-423 Plan shall be twenty-seven million (27,000,000), less the aggregate number of shares of Stock issued under the Section 423 Plan. Shares issued under the Plan shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of that Purchase Right shall again be available for issuance under the Plan.

4.2 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Section 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan, any limit on the number of shares which may be purchased by any Participant during an Offering Period (as described in Sections 8.1 and 8.2), the number of shares subject to each Purchase Right, and in the Purchase Price in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Purchase Rights shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.

5. ELIGIBILITY.

5.1 Employees Eligible to Participate. Each Employee of a Participating Company is eligible to participate in the Plan and shall be deemed an Eligible Employee, except the following:

(a) Any Employee who is customarily employed by the Participating Company Group for twenty (20) hours or less per week; or

(b) Any Employee who is customarily employed by the Participating Company Group for not more than five (5) months in any calendar year.

An Eligible Employee shall be eligible to participate in the Section 423 Plan or the Non-423 Plan in accordance with the designation in Appendix A of the Employee’s employer as either a Section 423 Plan Participating Company or a Non-423 Plan Participating Company. Notwithstanding the foregoing, an Employee of a Participating Company designated in Appendix A as a Section 423 Plan Participating Company who is a citizen or resident of a non-United States jurisdiction (without regard to whether the Employee is also a citizen of the United States or a resident alien) may be excluded from participation in the Section 423 Plan or an Offering thereunder if either (i) the grant of a Purchase Right under the Section 423 Plan or Offering to a citizen or resident of the foreign jurisdiction is prohibited under the Local Law of such jurisdiction or (ii) compliance with the Local Law of such jurisdiction would cause the Section 423 Plan or Offering to violate the requirements of Section 423 of the Code. For purposes of participation in the Non-423 Plan, Eligible Employees shall include any other Employees of the applicable Non-423 Plan Participating Company to the extent that applicable Local Law requires participation in the Plan to be extended to such Employees, as determined by the Company.

5.2 Exclusion of Certain Stockholders. Notwithstanding any provision of the Plan to the contrary, no Employee shall be treated as an Eligible Employee and granted a Purchase Right under the Section 423 Plan if, immediately after such grant, the Employee would own, or hold options to purchase, stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Section 423(b)(3) of the Code. For purposes of this Section 5.2, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of such Employee.

5.3 Determination by Company. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee or an Eligible Employee and the effective date of such individual’s attainment or termination of such status, as the case may be. For purposes of an individual’s participation in or other rights, if any, under the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

 6. OFFERINGS.

6.1 Offering Periods. The Plan shall be implemented by consecutive Offerings of six (6) months’ duration or such other duration as the Committee shall determine. The Offering Periods shall commence on the first trading day occurring on or after the 16th of February and August of each year and end on the last trading day on or prior to the 15th of February and August of each year, occurring thereafter. Notwithstanding the foregoing, the Committee may establish additional or alternative concurrent, sequential or overlapping Offering Periods, a different duration for one or more Offering Periods or different commencing or ending dates for such Offering Periods; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. No Offering shall commence, and the Company shall not require or permit any Participant to deliver a Subscription Agreement for participation in an Offering, prior to the Registration Date.

6.2 Non-United States Offerings. The Committee shall communicate to the Employees eligible to participate in a Non-United States Offering those terms of the Non-United States Offering that differ from the terms otherwise applicable to the relevant Offering under the Section 423 Plan a reasonable period of time prior to the Subscription Date for such Non-United States Offering.

7. PARTICIPATION IN THE PLAN.

7.1 Initial Participation. An Eligible Employee may become a Participant in an Offering Period by delivering a properly completed written or electronic Subscription Agreement to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) not later than the close of business on the Subscription Date established by the Company for that Offering Period. An Eligible Employee who does not deliver a properly completed Subscription Agreement in the manner permitted or required on or before the Subscription Date for an Offering Period shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless the Eligible Employee subsequently delivers a properly completed Subscription Agreement to the appropriate Company office or representative on or before the Subscription Date for such subsequent Offering Period. An Employee who becomes an Eligible Employee after the Offering Date of an Offering Period shall not be eligible to participate in that Offering Period but may participate in any subsequent Offering Period provided the Employee is still an Eligible Employee as of the Offering Date of such subsequent Offering Period.

7.2 Continued Participation. A Participant shall automatically participate in the next Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates provided that the Participant remains an Eligible Employee on the Offering Date of the new Offering Period and has not either (a) withdrawn from the Plan pursuant to Section 12.1, or (b) terminated employment or otherwise ceased to be an Eligible Employee as provided in Section 13. A Participant who may automatically participate in a subsequent Offering Period, as provided in this Section, is not required to deliver any additional Subscription Agreement for the subsequent Offering Period in order to continue participation in the Plan. However, a Participant may deliver a new Subscription Agreement for a subsequent Offering Period in accordance with the procedures set forth in Section 7.1 if the Participant desires to change any of the elections contained in the Participant’s then effective Subscription Agreement.

8. RIGHT TO PURCHASE SHARES.

8.1 Grant of Purchase Right. Except as otherwise provided below, on the Offering Date of each Offering Period, each Participant in such Offering Period shall be granted automatically a Purchase Right. The Committee may, in its discretion and prior to the Offering Date of any Offering Period, specify a maximum aggregate number of shares that may be purchased by all Participants in an Offering or on any Purchase Date within an Offering Period. No Purchase Right shall be granted on an Offering Date to any person who is not, on such Offering Date, an Eligible Employee.

8.2 Purchase Limitation. Notwithstanding any provision of the Plan to the contrary, no Participant (whether participating in the Section 423 Plan or the Non-423 Plan) shall be granted a Purchase Right which permits his or her right to purchase shares of Stock under the Plan to accrue at a rate which, when aggregated with such Participant’s rights to purchase shares under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, exceeds Twenty-Five Thousand Dollars ($25,000) in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right is outstanding at any time. For purposes of the preceding sentence, the Fair Market Value of shares purchased during a given Offering Period shall be determined as of the Offering Date for such Offering Period. The limitation described in this Section shall be applied in conformance with Section 423(b)(8) of the Code or any successor thereto and the regulations thereunder.

8.3 Aggregate Purchase Date Share Limit. Except as otherwise determined by the Committee prior to the Offering Date of any Offering Period, the aggregate number of shares that may be purchased by all Participants on any Purchase Date shall not exceed one million five hundred thousand (1,500,000) shares. Unless otherwise specified by the Committee, such limit shall apply in the aggregate to all Offering Periods ending on the same date, regardless of whether under the Section 423 Plan or the Non-423 Plan. The Committee may make pro rata adjustment to the foregoing limit for Offering Periods of more or less than six (6) months’ duration.

9. PURCHASE PRICE.

The Purchase Price at which each share of Stock may be acquired in an Offering Period upon the exercise of all or any portion of a Purchase Right shall be established by the Committee; provided, however, that the Purchase Price on each Purchase Date shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Stock on the Purchase Date. Subject to adjustment as provided by the Plan and unless otherwise provided by the Committee, the Purchase Price for each Offering Period shall be eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Stock on the Purchase Date.

10. ACCUMULATION OF PURCHASE PRICE THROUGH PAYROLL DEDUCTION.

Except as provided in Section 11.1(b) with respect to a Non-United States Offering or except as otherwise provided by the Committee in connection with an Offering under the Non-423 Plan, shares of Stock acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant’s Compensation accumulated during the Offering Period for which such Purchase Right was granted, subject to the following:

10.1 Amount of Payroll Deductions. Except as otherwise provided herein, the amount to be deducted under the Plan from a Participant’s Compensation on each pay day during an Offering Period shall be determined by the Participant’s Subscription Agreement. The Subscription Agreement shall set forth the applicable percentage for each of the Participant’s Compensation Elements to be deducted on each pay day (or such pay day when the Compensation Element is actually paid, if such Compensation Element is not paid to a Participant regularly) during an Offering Period in whole percentages of not less than one percent (1%) (except as a result of an election pursuant to Section 10.3 to stop payroll deductions effective following the first pay day during an Offering) or more than fifteen percent (15%). Notwithstanding the foregoing, the deductions of all of a Participant’s Compensation Elements cannot exceed (i) fifteen percent (15%) of such Participant’s aggregate Compensation per Offering Period, (ii) Fifteen Thousand Dollars ($15,000) per Offering Period and (iii) Thirty Thousand Dollars ($30,000) per calendar year (in each case, subject to limits set forth in Section 8.2 hereof). The Committee may change the foregoing limits on payroll deductions effective as of any Offering Date.

10.2 Commencement of Payroll Deductions. Payroll deductions shall commence on the first pay day following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided herein.

10.3 Election to Change or Stop Payroll Deductions. During an Offering Period, a Participant may elect to decrease the rate of or to stop deductions from any or all of his or her Compensation Elements by delivering to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) an amended Subscription Agreement authorizing such change on or before the “Change Notice Date.” A Participant may not increase the amount deducted from any of his or her Compensation Elements during an Offering Period.  A Participant can increase deductions from any or all of his or her Compensation Elements effective as of the next Offering Period that commences after the then-current Offering Period by delivering to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) an amended Subscription Agreement authorizing such increase prior to the Subscription Date of such subsequent Offering Period.  The “Change Notice Date” shall be a date prior to the beginning of the first pay period for which such election is to be effective as established by the Company from time to time and announced to the Participants. A Participant who elects, effective following the first pay day of an Offering Period, to decrease the rate of his or her payroll deductions to zero percent (0%) shall nevertheless remain a Participant in such Offering Period unless the Participant withdraws from the Plan as provided in Section 12.

10.4 Administrative Suspension of Payroll Deductions. The Company may, in its discretion, suspend a Participant’s payroll deductions under the Plan as the Company deems advisable to avoid accumulating payroll deductions in excess of (a)  the limits set forth in Section 10.1, or (b) the limit set forth in Section 8.2. Unless the Participant has either withdrawn from the Plan as provided in Section 12.1 or has ceased to be an Eligible Employee, suspended payroll deductions shall be resumed at the rate specified in the Participant’s then effective Subscription Agreement either (i) at the beginning of the next Offering Period if the reason for suspension was clause (a) in the preceding sentence, or (ii) at the beginning of the next Offering Period having a first Purchase Date that falls within the subsequent calendar year if the reason for the suspension was clause (b) in the preceding sentence.

10.5 Participant Accounts. Individual bookkeeping accounts shall be maintained for each Participant. All payroll deductions from a Participant’s Compensation (and other amounts received from a non-United States Participant pursuant to Section 11.1(b) or pursuant to an Offering under the Non-423 Plan) shall be credited to such Participant’s Plan account and shall be deposited with the general funds of the Company (except as otherwise required by Local Law in connecting with an Offering under the Non-423 Plan). All such amounts received or held by the Company may be used by the Company for any corporate purpose.

10.6 No Interest Paid. Interest shall not be paid on sums deducted from a Participant’s Compensation pursuant to the Plan or otherwise credited to the Participant’s Plan account (except as otherwise required by Local Law in connection with an Offering under the Non-423 Plan).

10.7 Voluntary Withdrawal from Plan Account. A Participant may withdraw all or any portion of the payroll deductions credited to his or her Plan account and not previously applied toward the purchase of Stock by delivering to the Company a written notice on a form provided by the Company for such purpose. A Participant who withdraws the entire remaining balance credited to his or her Plan account shall be deemed to have withdrawn from the Plan in accordance with Section 12.1. Amounts withdrawn shall be returned to the Participant as soon as practicable after the withdrawal and may not be applied to the purchase of shares in any Offering under the Plan. The Company may from time to time establish or change limitations on the frequency of withdrawals permitted under this Section, establish a minimum dollar amount that must be retained in the Participant’s Plan account, or terminate the withdrawal right provided by this Section.

11. PURCHASE OF SHARES.

11.1 Exercise of Purchase Right.

(a) Generally. Except as provided in Section 11.1(b), on each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Plan and whose participation in the Offering has not otherwise terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right the number of whole shares of Stock determined by dividing (a) the total amount of the Participant’s payroll deductions accumulated in the Participant’s Plan account during the Offering Period and not previously applied toward the purchase of Stock by (b) the Purchase Price. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated before such Purchase Date.

(b) Purchase by Non-United States Participants for Whom Payroll Deductions Are Prohibited by Applicable Law. Notwithstanding Section 11.1(a), where payroll deductions on behalf of Participants who are citizens or residents of countries other than the United States (without regard to whether they are also citizens of the United States or resident aliens) are prohibited or made impracticable by applicable Local Law, the Committee may establish a separate Offering (a “Non-United States Offering”) covering all Eligible Employees of one or more Participating Companies subject to such prohibition or restrictions on payroll deductions. The Non-United States Offering shall provide another method for payment of the Purchase Price with such terms and conditions as shall be administratively convenient and comply with applicable Local Law. On each Purchase Date of the Offering Period applicable to a Non-United States Offering, each Participant who has not withdrawn from the Plan and whose participation in such Offering Period has not otherwise terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right a number of whole shares of Stock determined in accordance with Section 11.1(a) to the extent of the total amount of the Participant’s Plan account balance accumulated during the Offering Period in accordance with the method established by the Committee and not previously applied toward the purchase of Stock. However, in no event shall the number of shares purchased by a Participant during such Offering Period exceed the number of shares subject to the Participant’s Purchase Right. The Company shall refund to a Participant in a Non-United States Offering in accordance with Section 11.4 any excess Purchase Price payment received from such Participant.

11.2 Pro Rata Allocation of Shares. If the number of shares of Stock which might be purchased by all Participants on a Purchase Date exceeds the number of shares of Stock remaining available for issuance under the Plan or the maximum aggregate number of shares of Stock that may be purchased on such Purchase Date pursuant to a limit established by the Committee pursuant to Section 8.1 or Section 8.3, the Company shall make a pro rata allocation of the shares available in as uniform a manner as practicable and as the Company determines to be equitable. Any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.

11.3 Delivery of Title to Shares. Subject to any governing rules or regulations, as soon as practicable after each Purchase Date, the Company shall issue or cause to be issued to or for the benefit of each Participant the shares of Stock acquired by the Participant on such Purchase Date by means of one or more of the following:

(a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

11.4 Return of Plan Account Balance. Any cash balance remaining in a Participant’s Plan account following any Purchase Date shall be refunded to the Participant as soon as practicable after such Purchase Date. However, if the cash balance to be returned to a Participant pursuant to the preceding sentence is less than the amount that would have been necessary to purchase an additional whole share of Stock on such Purchase Date, the Company may retain the cash balance in the Participant’s Plan account to be applied toward the purchase of shares of Stock in the subsequent Offering Period.

11.5 Tax Withholding. At the time a Participant’s Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the federal, state, local and foreign taxes (including social insurance), if any, required to be withheld by any Participating Company upon exercise of the Purchase Right or upon such disposition of shares, respectively. A Participating Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary to meet such withholding obligations. In their sole discretion, and except as otherwise determined by Committee, the Company or any other Participating Company that employs or employed the Participant may satisfy such withholding obligations by (a) withholding from the Participant’s wages or other compensation the amount necessary to meet such withholding obligations, (b) withholding a sufficient whole number of shares of Stock otherwise issuable following exercise of the Purchase Right having an aggregate value sufficient to pay such applicable withholding obligations required to be withheld with respect to the Purchase Right and/or shares, or (c) withholding from proceeds from the sale of shares of Stock issued upon exercise of the Purchase Right, either through a voluntary sale or a mandatory sale arranged by the Company.  The Company or any other Participating Company shall have the right to take such other action as it determines to be necessary or advisable to satisfy withholding obligations for such taxes.

11.6 Expiration of Purchase Right. Any portion of a Participant’s Purchase Right remaining unexercised after the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of the Offering Period.

11.7 Provision of Reports and Stockholder Information to Participants. Each Participant who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant’s Plan account setting forth the total amount credited to his or her Plan account prior to such exercise, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded or retained in the Participant’s Plan account pursuant to Section 11.4. The report required by this Section may be delivered or made available in such form and by such means, including by electronic transmission, as the Company may determine. In addition, each Participant shall be provided information concerning the Company equivalent to that information provided generally to the Company’s common stockholders.

12. WITHDRAWAL FROM PLAN.

12.1 Voluntary Withdrawal from the Plan. A Participant may withdraw from the Plan by signing and delivering to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) a written or electronic notice of withdrawal on a form provided by the Company for this purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period; provided, however, that if a Participant withdraws from the Plan after a Purchase Date, the withdrawal shall not affect shares of Stock acquired by the Participant on such Purchase Date. A Participant who voluntarily withdraws from the Plan is prohibited from resuming participation in the Plan in the same Offering from which he or she withdrew, but may participate in any subsequent Offering by again satisfying the requirements of Sections 5 and 7.1. The Company may impose, from time to time, a requirement that the notice of withdrawal from the Plan be on file with the Company office or representative designated by the Company for a reasonable period prior to the effectiveness of the Participant’s withdrawal.

12.2 Return of Plan Account Balance. Upon a Participant’s voluntary withdrawal from the Plan pursuant to Section 12.1, the Participant’s accumulated Plan account balance which has not been applied toward the purchase of shares of Stock shall be refunded to the Participant as soon as practicable after the withdrawal, without the payment of any interest (except as otherwise required by Local Law in connection with an Offering under the Non-423 Plan), and the Participant’s interest in the Plan and the Offering shall terminate. Such amounts to be refunded in accordance with this Section may not be applied to any other Offering under the Plan.

13. TERMINATION OF EMPLOYMENT OR ELIGIBILITY.

Upon a Participant’s ceasing, prior to a Purchase Date, to be an Employee of the Participating Company Group for any reason, including retirement, disability or death, or upon the failure of a Participant to remain an Eligible Employee, the Participant’s participation in the Plan shall terminate immediately. In such event, the Participant’s Plan account balance which has not been applied toward the purchase of shares of Stock shall, as soon as practicable, be returned to the Participant or, in the case of the Participant’s death, to the Participant’s legal representative, and all of the Participant’s rights under the Plan shall terminate. Interest shall not be paid on sums returned pursuant to this Section 13 (except as otherwise required by Local Law in connection with an Offering under the Non-423 Plan). A Participant whose participation has been so terminated may again become eligible to participate in the Plan by satisfying the requirements of Sections 5 and 7.1.

14. EFFECT OF CHANGE IN CONTROL ON PURCHASE RIGHTS.

In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent thereof, as the case may be (the “Acquiring Corporation”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under outstanding Purchase Rights or substitute substantially equivalent purchase rights for the Acquiring Corporation’s stock. If the Acquiring Corporation elects not to assume, continue or substitute for the outstanding Purchase Rights, the Purchase Date of the then current Offering Period shall be accelerated to a date before the date of the Change in Control specified by the Committee, but the number of shares of Stock subject to outstanding Purchase Rights shall not be adjusted. All Purchase Rights which are neither assumed or continued by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.

15. NONTRANSFERABILITY OF PURCHASE RIGHTS.

Neither payroll deductions or other amounts credited to a Participant’s Plan account nor a Participant’s Purchase Right may be assigned, transferred, pledged or otherwise disposed of in any manner other than as provided by the Plan or by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan as provided in Section 12.1. A Purchase Right shall be exercisable during the lifetime of the Participant only by the Participant.

16. COMPLIANCE WITH APPLICABLE LAW.

The issuance of shares of Stock or other property under the Plan shall be subject to compliance with all applicable requirements of federal, state and foreign securities law and other applicable laws, rules and regulations, and approvals by government agencies as may be required or as the Company deems necessary or advisable. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any securities exchange or market system upon which the Stock may then be listed. In addition, no

Purchase Right may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

17. RIGHTS AS A STOCKHOLDER AND EMPLOYEE.

A Participant shall have no rights as a stockholder by virtue of the Participant’s participation in the Plan until the date of the issuance of the shares of Stock purchased pursuant to the exercise of the Participant’s Purchase Right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2. Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of any Participating Company to terminate the Participant’s employment at any time.

18. NOTIFICATION OF DISPOSITION OF SHARES.

The Company may require the Participant to give the Company prompt notice of any disposition of shares of Stock acquired by exercise of a Purchase Right. The Company may require that until such time as a Participant disposes of shares of Stock acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant’s name until the later of two years after the date of grant of such Purchase Right or one year after the date of exercise of such Purchase Right. The Company may direct that the certificates evidencing shares of Stock acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

19. LEGENDS.

The Company may at any time place legends or other identifying symbols referencing any applicable federal, state or foreign securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:

“THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE).”

20. NOTICES.

All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. AMENDMENT OR TERMINATION OF THE PLAN.

The Committee may at any time amend, suspend or terminate the Plan, except that (a) no such amendment, suspension or termination shall affect Purchase Rights previously granted under the Plan unless expressly provided by the Committee, and (b) no such amendment, suspension or termination may adversely affect a Purchase Right previously granted under the Plan without the consent of the Participant, except to the extent permitted by the Plan or as may be necessary to qualify the Section 423 Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to comply with any applicable law, regulation or rule. In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are then authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Committee as Participating Companies. Notwithstanding the foregoing, in the event that the Committee determines that continuation of the Plan or an Offering would result in unfavorable financial accounting consequences to the Company, the Committee may, in its discretion and without the consent of any Participant, including with respect to an Offering Period then in progress: (i) terminate the Plan or any Offering Period, (ii) accelerate the Purchase Date of any Offering Period, (iii) reduce the discount or the method of determining the Purchase Price in any Offering Period (e.g., by determining the Purchase Price solely on the basis of the Fair Market Value on the Purchase Date), (iv) reduce the maximum number of shares of Stock that may be purchased in any Offering Period, or (v) take any combination of the foregoing actions.

22. NO REPRESENTATIONS WITH RESPECT TO TAX QUALIFICATION.

Although the Company may endeavor to (a) qualify Purchase Rights for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States (e.g., options granted under Section 423 of the Code) or (b) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, anything to the contrary in this Plan. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.

23. CHOICE OF LAW.

Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Subscription Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

EXHIBIT C

Amended and Restated 2013 Equity Incentive Plan

1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1 Establishment. The Extreme Networks, Inc. Amended and Restated 2013 Equity Incentive Plan (the “Plan”) is hereby established effective as of November 4, 2021, the date of its approval by the stockholders of the Company (the “Effective Date”). This Plan amends and restates in its entirety that certain 2013 Equity Incentive Plan that was originally established effective as of November 20, 2013 (the “Original Effective Date”) and amended and restated as of November 9, 2017 and amended and restated as of November 7, 2019.

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards.

1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2. DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned such terms for the purposes of registration of securities on Form S-8 under the Securities Act.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.

(c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.

(f) “Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).

(g) “Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(h) “Change in Control” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the occurrence of any one or a combination of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(ee)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(h) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(h) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(i) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.

(j) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(k) “Company” means Extreme Networks, Inc., a Delaware corporation, and any successor corporation thereto.

(l) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.

(m) “Covered Employee” means any Employee who was or was reasonably be expected to become a “covered employee” as defined in Section 162(m), or any successor statute, and who was designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than the earlier of (i) the date that is ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

(n) “Director” means a member of the Board.

(o) “Disability” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(p) “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(q) “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a Director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A. The Committee may also determine the Fair Market Value upon the average selling price of the Stock during a specified period that is within thirty (30) days before or thirty (30) days after such date, provided that, with respect to the grant of an Option or SAR, the commitment to grant such Award based on such valuation method must be irrevocable before the beginning of the specified period. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

(iii) If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

(t) “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.

(u) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(v) “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(w) “Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(x) “Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).

(y) “Nonemployee Director” means a Director who is not an Employee.

(z) “Nonemployee Director Award” means any Award granted to a Nonemployee Director.

(aa) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(bb) “Officer” means any person designated by the Board as an officer of the Company.

(cc) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(dd) “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 11.

(ee) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(ff) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(gg) “Participant” means any eligible person who has been granted one or more Awards.

(hh) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate. (ii) “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

(jj) “Performance Award” means an Award of Performance Shares or Performance Units.

(kk) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(ll) “Performance-Based Compensation” means compensation under an Award granted prior to November 2, 2017 and outstanding as of the Effective Date that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees. For the avoidance of any doubt, all provisions of the Plan governing Performance-Based Compensation that were in effect prior to the Effective Date shall continue in effect with respect to Performance-Based Compensation, notwithstanding the elimination of such provisions from the Plan as of the Effective Date.

(mm) “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

(nn) “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

(oo) “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(pp) “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(qq) “Predecessor Plan” means each of the Company’s 2005 Equity Incentive Plan, as amended, and the Enterasys Inc. 2013 Stock Plan, as amended.

(rr) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(ss) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

(tt) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(uu) “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or occurrence of a future event a share of Stock or cash in lieu thereof, as determined by the Committee.

(vv) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(ww) “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.

(xx) “Section 162(m)” means Section 162(m) of the Code prior to its amendment by the Tax Cuts and Jobs Act, P.L. 115-97.

(yy) “Section 409A” means Section 409A of the Code.

(zz) “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.

(aaa) “Securities Act” means the Securities Act of 1933, as amended.

(bbb) “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service or a change in the Participating Company for which the Participant renders Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

(ccc) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.4.

(ddd) “Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).

(eee) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(fff) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(ggg) “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(hhh) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service or failure of a performance condition to be satisfied, subject to the minimum vesting conditions set forth in Section 5.3(c) below.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. ADMINISTRATION.

3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, for Awards to be exempt from Section 16(b) of the Securities Act pursuant to Rule 16b-3.

3.4 Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to administer any Award intended to result in the payment of Performance-Based Compensation.

3.5 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b) to determine the type of Award granted;

(c) to determine whether an Award granted to a Covered Employee was intended to result in Performance-Based Compensation;

(d) to determine the Fair Market Value of shares of Stock or other property;

(e) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii)

the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of expiration of any Award, (vii) the effect of any Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(f) to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;

(g) to approve one or more forms of Award Agreement;

(h) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(i) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(j) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose residents may be granted Awards; and

(k) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.6 Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution therefore of new Options or SARs having a lower exercise price, Full Value Awards or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof. This Section shall not be construed to apply to (i) “issuing or assuming a stock option in a transaction to which Section 424(a) applies,” within the meaning of Section 424 of the Code, (ii) adjustments pursuant to the assumption of or substitution for an Option or SAR in a manner that would comply with Section 409A, or (iii) an adjustment pursuant to Section 4.4.

3.7 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4. SHARES SUBJECT TO PLAN.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2, 4.3 and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to forty-one million, two hundred thousand (41,200,000) shares and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2 Adjustment for Unissued or Forfeited Predecessor Plan Shares. The maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased from time to time by:

(a) the 1,333,271 shares of Stock that remained available for the future grant of awards under the Company’s 2005 Equity Incentive Plan immediately prior to its termination;

(b) the number of shares of Stock subject to that portion of any option outstanding pursuant to a Predecessor Plan as of the Original Effective Date which, on or after the Original Effective Date, expires or is terminated or canceled for any reason without having been exercised or settled in full; and

(c) the number of shares of Stock underlying restricted stock units granted under a Predecessor Plan which, on or after the Original Effective Date, are forfeited, provided that for each one (1) share subject to a restricted stock unit award granted under a Predecessor Plan that is forfeited, the maximum aggregate number of shares of Stock that may be issued under the Plan in accordance with Section 4.1 shall be increased by one and five-tenths (1.5) shares; provided, however, that the aggregate number of shares of Stock authorized for issuance under the Predecessor Plans that may become authorized for issuance under the Plan pursuant to this Section 4.2 shall not exceed six million six hundred twenty-eight thousand six hundred and forty-three (6,628,643) shares.

4.3 Share Counting.

(a) Each share of Stock subject to an Award other than a Full Value Award shall be counted against the limit set forth in Section 4.1 as one (1) share. Each one (1) share of Stock subject to a Full Value Award granted pursuant to the Plan or forfeited or repurchased pursuant to Section 4.3(b) shall be counted for purposes of the limit set forth in Section 4.1 and shares becoming available for issuance pursuant to Section 4.3(b) as one and five-tenths (1.5) shares (the “Full Value Award Ratio”).

(b) If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the exercise or settlement of Options or SARs pursuant to Section 17.2 shall not again be available for issuance under the Plan. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the vesting or settlement of Full Value Awards pursuant to Section 17.2 shall again become available for issuance under the Plan in amount determined in accordance with the Full Value Award Ratio. The payment of Dividend Equivalent Rights in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan.

4.4 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the exercise or purchase price per share shall be rounded up to the nearest whole cent. In no event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive. 4.5 Assumption or Substitution of Awards. The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan (a “Substitute Grant”) in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.

5. ELIGIBILITY, PARTICIPATION AND AWARD LIMITATIONS.

5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.

5.2 Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3 Award Limitations.

(a) Incentive Stock Option Limitations.

(i) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed forty-one million, two hundred thousand (41,200,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2, 4.3 and 4.4.

(ii) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

(iii) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise the Option, shares issued pursuant to each such portion shall be separately identified.

(b) Nonemployee Director Award Limits. Notwithstanding any provision to the contrary in the Plan, the sum of the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all equity-based Awards and any cash compensation provided to a Service Provider as compensation for services as a non-employee Director during any calendar year shall not exceed $750,000 for each year.

(c) Vesting Condition Limitation. Notwithstanding any other provision of the Plan to the contrary, but subject to Sections 4.4 and 14 of the Plan, Awards granted under the Plan on or after November 9, 2017 (excluding for this purpose any Substitute Grants) shall vest no earlier than the first anniversary of the date the Award is granted; provided, however, that, notwithstanding the foregoing, (i) Awards that result in the issuance of an aggregate of up to 5% of the shares of Stock available pursuant to Section 4.1 above (as such number of shares of Common Stock may be increased from time to time in accordance with the Plan) may be granted to any one or more eligible Directors, Consultants or Employees without respect to such minimum Vesting Condition and (ii) Awards to non-employee Directors may vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of shareholders (provided that such vesting period may not be less than 50 weeks after grant). Nothing in this Section 5.3(c) shall preclude the Committee from taking action, in its sole discretion, to accelerate the vesting of any Award in connection with or following a Participant’s death, disability, termination of Service or the consummation of a Change in Control.

6. STOCK OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or Section 424(a) of the Code. Dividend Equivalent Rights shall not be granted with respect to Options.

6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of seven (7) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6)

months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate seven (7) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(ii) Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanied by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(iii) Net Exercise. A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

6.4 Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.

(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such longer or shorter period provided by the Award Agreement) after the Participant’s termination of Service.

(iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 15 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.

6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable for no consideration subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.

7. STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option. Dividend Equivalent Rights shall not be granted with respect to SARs.

7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR. Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A of the Code.

7.3 Exercisability and Term of SARs.

(a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (is) no Freestanding SAR shall be exercisable after the expiration of seven (7) years after the effective date of grant of such SAR and (ii) no Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate seven (7) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

7.4 Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

7.5 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7 Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable for no consideration subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

8. RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

8.2 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

8.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions, subject to Section 5.3(c) above, based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid.

8.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9. RESTRICTED STOCK UNITS.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

9.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3 Vesting. Subject to Section 5.3(c), Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to the Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) the next trading day on which the sale of such shares would not violate the Trading Compliance Policy or (b) the last day of the calendar year in which the original vesting date occurred.

9.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole

Restricted Stock Units as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such cash amount or additional Restricted Stock Units shall be subject to the same terms and conditions, including the same Vesting Conditions, and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award.

9.5 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee in compliance with Section 409A, if applicable, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

9.7 Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10. PERFORMANCE AWARDS.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1 Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.4, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. The Performance Goals and Performance Award Formula applicable to a Performance Award intended to result in the payment of Performance-Based Compensation to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

10.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a) Performance Measures. Performance Measures shall be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. As specified by the Committee, Performance Measures may be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes, one or more Subsidiary Corporations or such division or other business unit of any of them selected by the Committee. Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be based upon one or more of the following, as determined by the Committee, or such other measure established by the Committee:

(i) revenue;

(ii) sales;

(iii) expenses;

(iv) operating income;

(v) gross margin;

(vi) operating margin;

(vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii) pre-tax profit;

(ix) net operating income;

(x) net income;

(xi) economic value added;

(xii) free cash flow;

(xiii) operating cash flow;

(xiv) balance of cash, cash equivalents and marketable securities;

(xv) stock price;

(xvi) earnings per share;

(xvii) return on stockholder equity;

(xviii) return on capital;

(xix) return on assets;

(xx) return on investment;

(xxi) total stockholder return;

(xxii) employee satisfaction;

(xxiii) employee retention;

(xxiv) market share;

(xxv) customer satisfaction;

(xxvi) product development;

(xxvii) research and development expenses;

(xxviii) completion of an identified special project;

(xxix) completion of a joint venture or other corporate transaction; and

(xxx) new customer acquisition.

(b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the Performance Target level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.

10.5 Settlement of Performance Awards.

(a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award, provided that no such reduction may result in an increase in the amount payable upon settlement of a Participant’s Performance Award that was intended to result in Performance-Based Compensation.

(c) Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.

(d) Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 16.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

(f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Subject to Section 5.3(c), shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

10.6 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock, as determined by the Committee, and shall be subject to the same terms and conditions, including the same Performance Goals and Vesting Conditions, and shall be settled in the same manner and at the same time as the Performance Shares. The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights, if any, shall be accumulated and paid to the extent that the related Performance Shares become nonforfeitable.

Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and shall be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units.

10.7 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a) Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

(b) Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 10.7(a). Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

10.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11. CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

11.1 Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

11.2 Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other StockBased Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met. The performance criteria with respect to any Cash-Based Award or Other Stock-Based Award that was intended to result in Performance-Based Compensation shall be subject to the restrictions applicable to Performance Awards set forth in Section 10.

11.4 Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 10. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

11.5 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4 and shall be subject to the same terms and conditions, including the same Vesting Conditions, and shall be settled in the same manner and at the same time as the Other Stock-Based Awards. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards.

11.6 Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

11.7 Non-transferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

12. NONEMPLOYEE DIRECTOR AWARDS.

From time to time, the Board or the Committee shall set the amount(s) and type(s) of Nonemployee Director Awards that shall be granted to all Nonemployee Directors on a periodic, nondiscriminatory basis pursuant to the Plan, as well as the additional amount(s) and type(s) of Nonemployee Director Awards, if any, to be awarded, also on a periodic, nondiscriminatory basis, in consideration of one or more of the following: (a) the initial election or appointment of an individual to the Board as a Nonemployee Director, (b) a Nonemployee Director’s service as Chairman or Lead Director of the Board, (c) a Nonemployee Director’s service as the chairman of a committee of the Board, and (d) a Nonemployee Director’s service other than as the chairman of a committee of the Board. The terms and conditions of each Nonemployee Director Award shall comply with the applicable provisions of the Plan. Subject to the limits set forth in Section 5.3(b) and the foregoing, the Board or the Committee shall grant Nonemployee Director Awards having such terms and conditions as it shall from time to time determine.

13. STANDARD FORMS OF AWARD AGREEMENT.

13.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means.

13.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

14. CHANGE IN CONTROL.

14.1 Effect of Change in Control on Awards.

(a) Termination of Service. The Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon the termination of the Participant’s Service in connection with a Change in Control.

(b) Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control shall fully vest effective immediately prior to but conditioned on the Change in Control, and, except as otherwise provided in an Award Agreement evidencing an Award, for each such Award that vests subject to the attainment of one or more Performance Goals, the applicable Performance Goals shall be deemed achieved at the greater of target or actual performance (with the Performance Goals equitably adjusted to reflect a shortened Performance Period ending as of the Change in Control).

14.2 Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 16.4(f), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 14.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.

14.3 Federal Excise Tax Under Section 4999 of the Code.

(a) Excess Parachute Payment. If any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b) Determination by Independent Accountants. To aid the Participant in making any election called for under Section 14.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 14.3(a), the Company shall request a determination in writing by the professional firm engaged by the Company for general tax purposes, or, if the tax firm so engaged by the Company is serving as accountant or auditor for the Acquiror, the Company will appoint a nationally recognized tax firm to make the determinations required by this Section. (the “Tax Firm”). As soon as practicable thereafter, the Tax Firm shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Tax Firm may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Tax Firm such information and documents as the Tax Firm may reasonably request in order to make its required determination. The Company shall bear all fees and expenses the Tax Firm charge in connection with its services contemplated by this Section.

15. COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

16. COMPLIANCE WITH SECTION 409A.

16.1 Awards Subject to Section 409A. The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 16 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:

(a) A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.

(b) Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other StockBased Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period. Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2 1/2 month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

16.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:

(a) Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.

(b) Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to the Participant.

(c) Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 16.3.

16.3 Subsequent Elections. Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.

(b) Each subsequent Election related to a payment in settlement of an Award not described in Section 16.4(a)(ii), 16.4(a)(iii) or 16.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.

(c) No subsequent Election related to a payment pursuant to Section 16.4(a)(iv) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.

(d) Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 16.3.

16.4 Payment of Section 409A Deferred Compensation.

(a) Permissible Payments. Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:

(i) The Participant’s “separation from service” (as defined by Section 409A);

(ii) The Participant’s becoming “disabled” (as defined by Section 409A);

(iii) The Participant’s death;

(iv) A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 16.2 or 16.3, as applicable;

(v) A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or

(vi) The occurrence of an “unforeseeable emergency” (as defined by Section 409A).

(b) Installment Payments. It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.

(c) Required Delay in Payment to Specified Employee Pursuant to Separation from Service. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 16.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

(d) Payment Upon Disability. All distributions of Section 409A Deferred Compensation payable pursuant to Section 16.4(a)(ii) by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum upon the determination that the Participant has become disabled.

(e) Payment Upon Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.

(f) Payment Upon Change in Control. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 14.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 16.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.

(g) Payment Upon Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment pursuant to Section 16.4(a)(vi) in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award.

All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee’s determination that an unforeseeable emergency has occurred. The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

(h) Prohibition of Acceleration of Payments. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A. (i) No Representation Regarding Section 409A Compliance. Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.

17. TAX WITHHOLDING.

17.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

17.2 Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined based on the applicable maximum statutory withholding rates on the date of withholding or repurchase. The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

18. AMENDMENT, SUSPENSION OR TERMINATION OF PLAN.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Sections 4.2, 4.3 and 4.4), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

19. MISCELLANEOUS PROVISIONS.

19.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

19.2 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service, or any accounting restatement due to material noncompliance of the Company with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.

19.3 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

19.4 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

19.5 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.4 or another provision of the Plan.

19.6 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

19.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

19.8 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

19.9 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

19.10 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

19.11 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

19.12 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

19.13 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

VOTE BY INTERNET   Before The Meeting - Go to www.proxyvote.com  Use the Internet to transmit your voting instructions and for electronic delivery  of information up until 11:59 p.m. Eastern Time the day before the cut-off date  or meeting date. Have your proxy card in hand when you access the web site  and follow the instructions to obtain your records and to create an electronic  voting instruction form.  During The Meeting - Go to www.virtualshareholdermeeting.com/EXTR2021  You may attend the meeting via the Internet and vote during the meeting. Have  the information that is printed in the box marked by the arrow available and  follow the instructions.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have  your proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.  EXTREME NETWORKS, INC.  2121 RDU CENTER DRIVE, SUITE 300  MORRISVILLE, NC 27560  D59304-P61100  For  All    Withhold  All  For All  Except  EXTREME NETWORKS, INC.   To withhold authority to vote for any individual  nominee(s), mark "For All Except" and write the  number(s) of the nominee(s) on the line below.  The Board of Directors recommends you vote FOR the following:  !  !  !  1. Elect seven directors to the Board of Directors for a one-year term:   Nominees:   01) Charles P. Carinalli   02) Kathleen M. Holmgren   03) Rajendra Khanna   04) Edward H. Kennedy   05) Edward B. Meyercord   06) John C. Shoemaker   07) Ingrid J. Burton  For   Against  Abstain  The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6. The Board of Directors recommends you vote AGAINST proposal 7.  !  !  !  2. Hold an advisory vote to approve our named executive officers' compensation;  !  !  !  3. Ratify the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ending June 30, 2022;  !  !  !  4. Approve our Amended and Restated Tax Benefit Preservation Plan;  !  !  !  5. Approve of an amendment and restatement of our 2014 Employee Stock Purchase Plan;  !  !  !  6. Approve of an amendment and restatement of our Equity Incentive Plan to, among other things, add 7,900,000 shares of our common stock to those reserved for issuance under the plan;  !  !  !  7. Hold a vote on a stockholder proposal regarding simple majority voting, if properly presented at the 2021 Annual Meeting; and  NOTE: Such other business as may properly come before the meeting or any adjournments or postponements thereof.  Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint   owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.  D59305-P61100  EXTREME NETWORKS, INC.  Proxy for the Annual Meeting of Stockholders  To be held on Thursday, November 4, 2021 8:00 AM EST  Solicited by the Board of Directors  The undersigned hereby appoints Ms. Katayoun Motiey and Mr. Remi Thomas, and each of them, with full power of substitution,  to represent the undersigned and to vote all of the shares of stock in Extreme Networks, Inc., a Delaware Corporation,  which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of Extreme Networks, Inc. to be held at www.virtualshareholdermeeting.com/EXTR2021, on Thursday, November 4, 2021 at 8:00 AM Eastern time, and at any adjournment  or postponement thereof (1) as hereby specified on the proposals listed on the reverse side and as more particularly described in Extreme Networks, Inc.'s Proxy Statement dated September 22, 2021 ("Proxy Statement"), receipt of which is hereby acknowledged,  and (2) in their discretion upon other such matters as may properly come before the meeting.  Our Board of Directors recommends a vote "FOR" each of the nominees in proposal 1 and "FOR" proposals 2, 3, 4, 5 and 6 and  recommends you vote "AGAINST" proposal 7. Stockholders of record at the close of business on September 13, 2021 are entitled  to notice of, and to vote at, this meeting and any adjournment or postponement thereof. Commencing ten days prior to the meeting, a complete list of stockholders entitled to attend and vote at the meeting will be available for review by any stockholder during normal business hours at our corporate offices located at 2121 RDU Center Drive, Suite 300, Morrisville, NC 27560.   This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.  Continued and to be signed on reverse side